                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY
                                                                  --------------
--------------------------------------------------------------------------------

                           CHEVY CHASE BANK, F.S.B,
                          as Transferor and Servicer

                                      and
                        U.S. BANK NATIONAL ASSOCIATION,
                        as Trustee and Custodial Agent

                        ------------------------------

                        POOLING AND SERVICING AGREEMENT
                         Dated as of November 1, 1997

                        ------------------------------

                      Capitol Revolving Home Equity Loan
                           Asset Backed Certificates

                                 Series 1997-1

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I DEFINITIONS................................................................  1
 Section 1.1 Definitions.............................................................  1
             -----------
 Section 1.2 Other Definitional Provisions........................................... 24
             -----------------------------
 Section 1.3 Interest Calculations................................................... 24
             ---------------------
ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES........... 25
 Section 2.1 Conveyance of Initial Mortgage Loans.................................... 25
             ------------------------------------
 Section 2.2 Acceptance by Custodial Agent; Reassignment of Mortgage Loans;
             -------------------------------------------------------------
  Substitution of Eligible Substitute Mortgage Loans................................. 28
  --------------------------------------------------
 Section 2.3 Representations and Warranties Regarding the Servicer................... 31
             -----------------------------------------------------
 Section 2.4 Representations and Warranties of the Transferor Regarding the
             --------------------------------------------------------------
  Mortgage Loans; Removal and Substitution Obligations............................... 32
  ----------------------------------------------------
 Section 2.5 Official Record......................................................... 35
             ---------------
 Section 2.6 Retransfers of Mortgage Loans at Election of Transferor................. 35
             -------------------------------------------------------
 Section 2.7 Tax Treatment........................................................... 37
             -------------
 Section 2.8 Conveyance of Subsequent Mortgage Loans................................. 37
             ---------------------------------------
ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................... 39
 Section 3.1 The Servicer............................................................ 39
             ------------
 Section 3.2 Collection of Certain Mortgage Loan Payments............................ 41
             --------------------------------------------
 Section 3.3 Permitted Withdrawals from the Certificate Account...................... 43
             --------------------------------------------------
 Section 3.4 Maintenance of Hazard Insurance; Property Protection Expenses........... 44
             -------------------------------------------------------------
 Section 3.5 Assumption and Modification Agreements.................................. 45
             --------------------------------------
 Section 3.6 Realization Upon Defaulted Mortgage Loans............................... 45
             -----------------------------------------
 Section 3.7 Trustee to Cooperate.................................................... 46
             --------------------
 Section 3.8 Servicing Compensation; Payment of Certain Expenses by Servicer......... 47
             ---------------------------------------------------------------
 Section 3.9 Annual Statement as to Compliance....................................... 48
             ---------------------------------
 Section 3.10 Annual Independent Public Accountants' Servicing Report................ 48
              -------------------------------------------------------
 Section 3.11 Access to Certain Documentation and Information Regarding the
              -------------------------------------------------------------
  Mortgage Loans..................................................................... 48
  --------------
 Section 3.12 Maintenance of Certain Servicing Policies.............................. 49
              -----------------------------------------
 Section 3.13 Reports to the Securities and Exchange Commission...................... 49
              -------------------------------------------------
 Section 3.14 Information Required by the Internal Revenue Service Generally and
              ------------------------------------------------------------------
  Reports of Foreclosures and Abandonments of Mortgaged Property..................... 49
  --------------------------------------------------------------

 Section 3.15 Tax Returns............................................................ 49
              -----------
ARTICLE IV SERVICING CERTIFICATE; CERTIFICATE INSURANCE POLICY; SPREAD ACCOUNT....... 50
 Section 4.1 Servicing Certificate................................................... 50
             ---------------------
 Section 4.2 Certificate Insurance Policy............................................ 52
             ----------------------------
 Section 4.3 Replacement Certificate Insurance Policy................................ 53
             ----------------------------------------
 Section 4.4 Spread Account.......................................................... 53
             --------------
ARTICLE V PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; RIGHTS OF
 CERTIFICATEHOLDERS.................................................................. 54
 Section 5.1 Distributions........................................................... 54
             -------------
 Section 5.2 Calculation of the Investor Certificate Rate............................ 57
             --------------------------------------------
 Section 5.3 Statements to Certificateholders........................................ 57
             --------------------------------
 Section 5.4 Rights of Certificateholders............................................ 59
             ----------------------------
 Section 5.5 Rights of the Certificate Insurer To Exercise Rights of Investor
             ----------------------------------------------------------------
  Certificateholders................................................................. 59
  ------------------
ARTICLE VI THE CERTIFICATES.......................................................... 60
 Section 6.1 The Certificates........................................................ 60
             ----------------
 Section 6.2 Registration of Transfer and Exchange of Investor Certificates;
             --------------------------------------------------------------
  Restrictions on Transfer........................................................... 61
  ------------------------
 Section 6.3 Mutilated, Destroyed, Lost or Stolen Certificates....................... 63
             -------------------------------------------------
 Section 6.4 Persons Deemed Owners................................................... 63
             ---------------------
 Section 6.5 Restrictions on Transfer of Transferor Certificates..................... 64
             ---------------------------------------------------
 Section 6.6 Appointment of Paying Agent............................................. 65
             ---------------------------
 Section 6.7 Access to List of Certificateholders' Names and Addresses............... 65
             ---------------------------------------------------------
 Section 6.8 Actions of Certificateholders........................................... 66
             -----------------------------
ARTICLE VII THE SERVICER AND THE TRANSFEROR.......................................... 66
 Section 7.1 Liability of the Servicer............................................... 66
             -------------------------
 Section 7.2 Merger or Consolidation of, or Assumption of the obligations of, the
             --------------------------------------------------------------------
  Servicer or Transferor............................................................. 66
  ----------------------
 Section 7.3 Limitation on Liability of the Servicer and Others...................... 67
             --------------------------------------------------
 Section 7.4 Delegation of Duties.................................................... 68
             --------------------
 Section 7.5 Servicer Not to Resign.................................................. 68
             -----------------------
 Section 7.6 Limitation on Liability of Certain Persons.............................. 69
             ------------------------------------------
 Section 7.7 Liability of Transferor................................................. 70
             -----------------------
 Section 7.8 Transferor May Own Certificates......................................... 70
             -------------------------------

ARTICLE VIII DEFAULT................................................................. 70
 Section 8.1 Events of Default....................................................... 70
             -----------------
 Section 8.2 Trustee to Act; Appointment of Successor................................ 73
             ----------------------------------------
 Section 8.3 Notification to Investor Certificateholders............................. 74
             -------------------------------------------
 Section 8.4 Waiver of Past Events of Default........................................ 74
             --------------------------------
ARTICLE IX THE TRUSTEE............................................................... 74
 Section 9.1 Duties of Trustee....................................................... 74
             -----------------
 Section 9.2 Certain Matters Affecting the Trustee................................... 76
             -------------------------------------
 Section 9.3 Trustee Not Liable for Certificates or Mortgage Loans................... 77
             -----------------------------------------------------
 Section 9.4 Trustee May Own Certificates............................................ 78
             ----------------------------
 Section 9.5 Servicer to Pay Trustee's Fees and Expenses............................. 78
             -------------------------------------------
 Section 9.6 Eligibility Requirements for Trustee.................................... 78
             ------------------------------------
 Section 9.7 Resignation or Removal of Trustee....................................... 79
             ---------------------------------
 Section 9.8 Successor Trustee....................................................... 80
             -----------------
 Section 9.9 Merger or Consolidation of Trustee...................................... 80
             ----------------------------------
 Section 9.10 Appointment of Co-Trustee or Separate Trustee.......................... 80
              ---------------------------------------------
 Section 9.11 Waiver of Bond Requirement............................................. 82
              --------------------------
 Section 9.12 Waiver of Inventory, Accounting and Appraisal Requirement.............. 82
              ---------------------------------------------------------
 Section 9.13 Streit Act............................................................. 82
              ----------
ARTICLE X TERMINATION................................................................ 82
 Section 10.1 Termination............................................................ 82
              -----------
ARTICLE XI RAPID AMORTIZATION EVENTS................................................. 84
 Section 11.1 Rapid Amortization Events.............................................. 84
              -------------------------
 Section 11.2 Additional Rights Upon the Occurrence of Certain Events................ 86
              -------------------------------------------------------
ARTICLE XII MISCELLANEOUS PROVISIONS................................................. 87
 Section 12.1 Amendment.............................................................. 87
              ---------
 Section 12.2 Recordation of Agreement............................................... 89
              ------------------------
 Section 12.3 Limitation on Rights of Certificateholders............................. 89
              ------------------------------------------
 Section 12.4 Application of Certain Provisions of this Agreement.................... 90
              ---------------------------------------------------
 Section 12.5 Governing Law.......................................................... 90
              -------------
 Section 12.6 Notices................................................................ 91
              -------
 Section 12.7 Severability of Provisions............................................. 91
              --------------------------
 Section 12.8 Assignment............................................................. 91
              ----------
 Section 12.9 Certificates Nonassessable and Fully Paid.............................. 92
              -----------------------------------------

 Section 12.10 Counterparts.......................................................... 92
               ------------
 Section 12.11 Effect of Headings and Table of Contents.............................. 92
               ----------------------------------------
 Section 12.12 Third Party Beneficiary............................................... 92
               -----------------------
 Section 12.13 Merger and Integration................................................ 92
               ----------------------

                                    EXHIBITS


                                                                                Page
                                                                                ----
Exhibit A    Form of Investor Certificate....................................... A-1
Exhibit B    Form of Transferor Certificate..................................... B-1
Exhibit C    Form of Certificate Insurance Policy............................... C-1
Exhibit D    Reserved........................................................... D-1
Exhibit E    Form of Document Custodian Certificate as to Mortgage Files........ E-1
Exhibit F    Form of Document Custodian Certificate as to Mortgage Assignments.. F-1
Exhibit G    Form of Trust Assignment of Mortgage Loan.......................... G-1
Exhibit H    Form of Servicer Certificate as to Payment of Trust Balance........ H-1
Exhibit I    Form of Trust Receipt for Release of Mortgage Files to Servicer.... I-1
Exhibit J    Form of Servicing Certificate...................................... J-1
Exhibit K    Form of Monthly Certificateholders' Statement...................... K-1
Exhibit L    Form of Depository Agreement....................................... L-1

     POOLING AND SERVICING AGREEMENT, dated as of November 1, 1997, between CHEVY CHASE BANK, F.S.B., a federal savings bank organized under the laws of the United States, as Transferor and Servicer, and U.S. Bank National Association, doing business as First Bank National Association, as Trustee and Custodial Agent,

                        W I T N E S S E T H    T H A T:
                        ------------------------------

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

Section 1.1  Definitions.
             -----------

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accrual Period:  As to any Distribution Date other than the first
     --------------
Distribution Date, the period beginning on the immediately preceding Distribution Date and ending on the day immediately preceding such Distribution Date, and with respect to the first Distribution Date, the period beginning on the Closing Date and ending on the day immediately preceding the first Distribution Date.

     Additional Balance:  As to any Mortgage Loan (other than 90-1 Mortgage
     ------------------
Loans and 92-1 Mortgage Loans) and day, the unpaid balance of any principal advanced under the terms of the Loan Agreement after the date and time as of which the Cut-Off Date Trust Balance is calculated.

     Aggregate Investor Liquidation Loss Amount:  With respect to any
     ------------------------------------------
Distribution Date, the sum of the Daily Investor Liquidation Loss Amounts for the related Collection Period.

     Agreement:  This Pooling and Servicing Agreement and all amendments hereof
     ---------
and supplements hereto.

     Alternative Principal Payment:  As to any Distribution Date, the greater of
     -----------------------------
(x) 1% of the Investor Certificate Principal Balance immediately prior to such Distribution Date and (y) the amount (but not less than zero) equal to the aggregate amount of Principal Collections received during the related Collection Period less the aggregate amount of Draws made during the related Collection Period.

     Appointment Day:  As defined in Section 11.2.
     ---------------

     Appraised Value:  As to any Mortgaged Property and time referred to herein,
     ---------------
the appraised value of the Mortgaged Property based upon the drive-by appraisal or other estimate of value made at the time the related Loan Agreement was executed.

     Available Funds:  As to any Distribution Date, the aggregate amount on
     ---------------
deposit in the Certificate Account reduced by any withdrawals permitted to be made pursuant to clauses (ii) and (iii) of Section 3.3(a).

     Basic Spread Account Amount:  With respect to any date of determination ,
     ---------------------------
the lesser of (i) $6,675,900 and (ii) the sum of (A) the lesser of (x) 1% of the Original Investor Certificate Principal Balance and (y) 2% of the Investor Certificate Principal Balance as of such date of determination, (B) 25% of the Investor Certificateholders' Floating Allocation Percentage of the Trust Balances which are 60-89 days delinquent and (C) 75% of the Investor Certificateholders' Floating Allocation Percentage of the Trust Balances which are 90 days or more delinquent; provided, however, that if Chevy Chase has been
                                --------  -------
replaced as Servicer and the Servicing Fee Rate increases up to a maximum rate of 0.75%, then the rates in subclauses (A)(x) and (A)(y) shall increase by an equal amount of up to a maximum amount of 0.25%.

     Basis Risk Payment:  As to any Accrual Period, an amount which is equal to
     ------------------
the sum of (a) the amount of interest accrued on the Investor Certificate Principal Balance as of the first day of such Accrual Period (after giving effect to the distributions made on the first day of such Accrual Period) at a rate equal to the excess , if any, stated as a per annum rate, of (i) the Investor Certificate Rate calculated without giving effect to the proviso to the definition thereof over (ii) the Maximum Rate and (b) any previous Basis Risk Payment not paid pursuant to Section 5.1(a)(x), Section 4.4(f) or Section 4.4(c) plus interest accrued thereon at the Investor Certificate Rate (without giving effect to the proviso in the definition thereof); and which is payable to Investor Certificateholders from the following sources and in the following priority: (A) from Investor Interest Collections pursuant to Section 5.1(a)(x),
(B) from the Spread Account pursuant to Section 4.4(f) and (C) from net investment income on the Spread Account pursuant to Section 4.4(c).

     BIF:  The Bank Insurance Fund, as from time to time constituted, created
     ---
under the Financial Institutions Reform, Recovery, and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Book-Entry Certificate:  Any Investor Certificate registered in the name of
     ----------------------
the Depository, Foreign Depository or the nominee of either the Depository or Foreign Depository, beneficial ownership of which is reflected on the books of the Depository or the Foreign Depository or on the books of a person maintaining an account with such Depository or Foreign Depository (directly or as an indirect participant in accordance with the rules of such Depository or Foreign Depository).

     Business Day:  Any day other than a Saturday, a Sunday or a day on which
     ------------
banking institutions in New York, New York, Chevy Chase, Maryland or the city in which the Corporate

Trust Office or the main business office of the Paying Agent is located are obligated or authorized by law or executive order to be closed.

     Capitalized Interest Account:  The account maintained with the Trustee for
     ----------------------------
the benefit of the Certificateholders pursuant to Section 5.6(a). The Capitalized Interest Account shall be an Eligible Account.

     Capitalized Interest Requirement:  With respect to any Distribution Date
     --------------------------------
occurring during the Pre-Funding Period, an amount equal to the excess, if any, of (a) the sum of (i) the amount of interest accrued on the Investor Certificates during the related Accrual Period at the Investor Certificate Rate on 98% of the Pre-Funded Amount (excluding any Pre-Funding Earnings) immediately following the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (ii) the product of (x) the Premium Rate divided by twelve and (y) 98% of the Pre-Funded Amount (excluding any Pre-Funding Earnings) immediately following the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) over
(b) the amount of Pre-Funding Earnings on deposit in the Pre-Funding Account on such Distribution Date.

     Certificate:  Any Investor Certificate or Transferor Certificate.
     -----------

     Certificate Account:  The trust account or accounts created and maintained
     -------------------
in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer pursuant to Section 3.2(b). The Certificate Account shall be an Eligible Account.

     Certificate Insurance Draw Amount:  As to any Distribution Date, an amount
     ---------------------------------
equal to (after application of amounts on deposit in the Spread Account pursuant to Section 4.4) the sum of (x) the amount by which the amount to be distributed to Investor Certificateholders pursuant to Section 5.1(a)(ii) and (a)(iii) exceeds the amount of Investor Interest Collections on deposit in the Certificate Account on the Business Day preceding such Distribution Date that is available to be applied therefor and (y) the amount, if any, required to reduce the Investor Certificate Principal Balance (after giving effect to all other amounts distributable and allocable to principal on the Investor Certificates on such Distribution Date) to the Invested Amount following such Distribution Date. Notwithstanding the foregoing, as to the earlier of the Stated Maturity Date or the Dissolution Distribution Date, the Certificate Insurance Draw Amount shall equal an amount equal to the sum of (i) any amount calculated pursuant to the preceding sentence and (ii) an amount equal to the remaining Investor Certificate Principal Balance after giving effect to all other amounts distributed to Investor Certificateholders in reduction of the Investor Certificate Principal Balance.

     Certificate Insurance Policy:  The certificate insurance policy number
     ----------------------------
AB0131BE dated as of the Closing Date, issued by the Certificate Insurer to the Trustee for the benefit of the Investor Certificateholders.

     Certificate Insurer:  Ambac Assurance Corporation, any successor thereto or
     -------------------
any replacement credit enhancer substituted pursuant to Section 4.3.

     Certificate Insurer Default:  The occurrence and continuance of the failure
     ---------------------------
of the Certificate Insurer to make a payment required under the Certificate Insurance Policy or a Certificate Insurer Insolvency.

     Certificate Insurer Insolvency:  The Certificate Insurer shall voluntarily
     ------------------------------
go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Certificate Insurer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Certificate Insurer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     Certificate Owner:  With respect to an Investor Certificate, the Person who
     -----------------
is the beneficial owner of a Book-Entry Certificate.

     Certificate Register and Certificate Registrar:  The register maintained
     ----------------------------------------------
and the registrar appointed pursuant to Section 6.2(a).

     Certificateholder or Holder:  The Person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register, except that, solely for the purpose of the giving of any consent, waiver, request or demand pursuant to this Agreement, unless all Certificates are then so held, any Certificate registered in the name of the Transferor or the Servicer or any affiliate of either shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand shall have been obtained; provided, however, that in determining whether the Trustee
                    --------  -------
shall be protected in relying upon any such consent, waiver, request or demand, only Certificates which a Responsible Officer of the Trustee assigned to matters under this Agreement actually knows to be so owned shall not be so taken into account.

     Chevy Chase:  Chevy Chase Bank, F.S.B., a federal savings bank organized
     -----------
under the laws of the United States, or its permitted successor in interest.

     Closing Date:  November 25, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as the same may be amended from
     ----
time to time, any successor statutes thereto, and the applicable Department of the Treasury temporary or final regulations thereunder.

     Collection Period:  As to any Distribution Date, the calendar month
     -----------------
immediately preceding the calendar month in which such Distribution Date occurs.

     Combined Loan-to-Value Ratio:  As of any date and as to any Mortgage Loan,
     ----------------------------
the fraction, expressed as a percentage, the numerator of which is the sum of
(i) the Credit Limit of such Mortgage Loan as of such date and (ii) the unpaid principal balance (as of the date of execution of the Loan Agreement for such Mortgage Loan) of the mortgage loan, if any, that is senior in priority to such Mortgage Loan and which is secured by the same Mortgaged Property, and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Common Mortgage Loans:  The Trust 1990 Common Mortgage Loans, the
     ---------------------
Reacquired 1991 Common Mortgage Loans, the Trust 1992 Common Mortgage Loans, the Trust 1993 Common Mortgage Loans, the Trust 1994 Common Mortgage Loans and, in the event that 90-1 Mortgage Loans and 92-1 Mortgage Loans are transferred to the Trust during the Pre-Funding Period, the Trust 1995 Common Mortgage Loans and the Trust 1996 Common Mortgage Loans.

     Corporate Trust Office:  The office of the Trustee at which at any
     ----------------------
particular time its corporate trust business shall be principally administered, which office at the date of execution of this Agreement is located at the address set forth in Section 12.6.

     Credit Limit:  As to any Mortgage Loan, the maximum Loan Balance permitted
     ------------
under the terms of the related Loan Agreement and the Servicer's normal and customary servicing procedures.

     Custodial Agent:  As defined in Section 2.1(a).
     ---------------

     Custodial Agreement:  The custodial agreement dated November 25, 1997 among
     -------------------
the Transferor, the Servicer, the Trustee, the Custodial Agent and the Document Custodian including any amendments or supplements thereto.

     Cut-Off Date:  With respect to each Initial Mortgage Loan, the opening of
     ------------
business on November 1, 1997 and, with respect to each Subsequent Mortgage Loan or Eligible Substitute Mortgage Loan, the opening of business on the first day of the month in which such Subsequent Mortgage Loan or Eligible Substitute Mortgage Loan, respectively, was transferred to the Trust.

     Cut-Off Date Pool Balance:  The aggregate of the Cut-Off Date Trust
     -------------------------
Balances of the Initial Mortgage Loans.

     Cut-Off Date Trust Balance:  As to any Mortgage Loan, the unpaid principal
     --------------------------
balance thereof as of the applicable Cut-Off Date (excluding any portion of the outstanding balance of a

Common Mortgage Loan transferred to a Prior Trust and not subsequently transferred to the Trust).

     Cycle Date:  As to any Mortgage Loan, the day of the month on which the
     ----------
related billing cycle for such Mortgage Loan ends.

     Daily Investor Interest Collections:  As to any day, an amount equal to the
     -----------------------------------
product of (i) the amount of Trust Interest received by the Servicer for such day and (ii) the Investor Certificateholders' Floating Allocation Percentage on such day.

     Daily Investor Liquidation Loss Amount:  With respect to any day, the
     --------------------------------------
amount equal to the product of the Investor Certificateholders' Floating Allocation Percentage for such day and the Liquidation Loss Amounts for such day.

     Daily Investor Principal Collections:  As to any day, an amount equal to
     ------------------------------------
the aggregate amount of Principal Collections received on such day.

     Defective Mortgage Loan:  Any Mortgage Loan which is required to be removed
     -----------------------
or replaced by the Transferor pursuant to Section 2.2(c) or 2.4(b) or purchased or replaced by the Servicer pursuant to Section 3.1.

     Definitive Certificates:  As defined in Section 6.2(d).
     -----------------------

     Depository:  The initial Depository shall be The Depository Trust Company,
     ----------
the nominee of which is CEDE & Co., as the registered Holder of one or more Investor Certificates evidencing the aggregate principal amount of the Investor Certificates. The Depository at all times shall be a "clearing corporation" as defined in Section 8-102 of the Uniform Commercial Code of the State of New York and an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Transferor, the Servicer, the Trustee and the initial Depository shall enter into a Depository Agreement substantially in the form of Exhibit L.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository or foreign Depository effects book-entry transfers and pledges of securities deposited with the Depository or foreign Depository.

     Determination Date:  With respect to any Distribution Date, the fifth (5th)
     ------------------
Business Day prior thereto.

     Dissolution Distribution Date:  The date on which the proceeds from the
     -----------------------------
sale, disposition or liquidation of the Trust Balances of the Mortgage Loans pursuant to Section 11.2 are received and distributed to Certificateholders.

     Distribution Date:  December 22, 1997 and the 20th day of each month
     -----------------
thereafter (or, if such day is not a Business Day, the next succeeding Business
Day).

     Document Custodian:  Norwest Bank Minnesota, National Association or its
     ------------------
successor in interest under Section 3.8 of the Custodial Agreement, and any Person that is appointed as successor document custodian in accordance with the terms of the Custodial Agreement.

     Draw:  With respect to any Mortgage Loan (other than 90-1 Mortgage Loans
     ----
and 92-1 Mortgage Loans), an increase in the Loan Balance subsequent to the related Cut-Off Date in accordance with the related Loan Agreement.

     Electronic Ledger:  The electronic master record of home equity revolving
     -----------------
credit line loan accounts (including the Mortgage Loans) maintained by the Servicer.

     Eligible Account:  An account that is (i) maintained with a depository
     ----------------
institution which has a short-term certificate of deposit rating at the time of any deposit therein in the highest short-term debt rating category by the Rating Agencies, (ii) one or more accounts with a depository institution whose accounts are fully insured by either SAIF or BIF of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of Baa3, (iii) a trust account maintained with the Trustee in its corporate trust department or
(iv) otherwise acceptable to each Rating Agency as evidenced by a letter from such Rating Agency to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates, and acceptable to the Certificate Insurer.

     Eligible Substitute Mortgage Loan:  A Mortgage Loan proposed to be
     ---------------------------------
substituted by the Transferor for a Defective Mortgage Loan which, on the date of such substitution, shall (i) have an outstanding Loan Balance (except as provided below) not less than 95% of the Trust Balance of such Defective Mortgage Loan on the date of such substitution; (ii) have a Loan Rate not less than the current Loan Rate of such Defective Mortgage Loan and not more than one hundred (100) basis points in excess of the current Loan Rate of such Defective Mortgage Loan; (iii) have a Margin that is not less than the Margin of such Defective Mortgage Loan and not more than one hundred (100) basis points higher than the Margin of such Defective Mortgage Loan; (iv) have a remaining term to maturity not later than nor more than six months earlier than the remaining term to maturity of such Defective Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.4(a) as if made on the date of such substitution; (vi) other than in the case referred to in clause (vii) below, have a Combined Loan-to-Value Ratio not greater than the Combined Loan-to-Value Ratio of such Defective Mortgage Loan as of the related Cut-Off Date; (vii) in the case of an Eligible Substitute Mortgage Loan substituted for a Mortgage Loan pursuant to Section 3.1(c), have a Combined Loan-to-Value Ratio of not more than 80% (rounded to the nearest whole percent); (viii) have a maximum Loan Rate not lower than the maximum Loan Rate applicable to such Defective Mortgage Loan;
(ix) have an index based on a "prime rate"; (x) be secured by a Mortgaged Property that is subject to the same use (owner-occupied, second home or rental property) and that has the same structural characteristic (attached or detached) as the Mortgaged Property securing such Defective Mortgage Loan, provided, however, that an owner-occupied Mortgaged Property and a detached
--------  -------
Mortgaged Property shall satisfy the applicable requirements of this clause (x) in all cases; and (xi) have a Mortgage in a lien position not junior to the lien position of the Mortgage of such Defective Mortgage Loan. If more than one

Mortgage Loan is substituted for Defective Mortgage Loans on any substitution date, the requirements of clause (i) of this definition shall be satisfied if such Mortgage Loans shall have aggregate Loan Balances not less than 95% of the aggregate Trust Balances of such Defective Mortgage Loans on the date of substitution. If balances under a Mortgage Loan substituted for a Defective Mortgage Loan have been transferred to any Prior Trust or to any other Person, the requirements of clause (i) of this definition shall be satisfied if the unpaid principal balance of such Mortgage Loan transferred to the Trust is not less than 95% of the Trust Balance of such Defective Mortgage Loan on the date of substitution.

     Event of Default:  As defined in Section 8.1.
     ----------------

     Excess Spread Conditions:  With respect to any day, (a) the average of the
     ------------------------
Excess Spread Percentages for the preceding three Collection Periods equals or exceeds 1.5% and (b) the average of the Excess Spread Percentages for the preceding six Collection Periods equals or exceeds 2%.

     Excess Spread Percentage:  With respect to any Collection Period, an amount
     ------------------------
equal to the percentage equivalent of a fraction, (a) the numerator of which is the product of (x) Investor Interest Collections with respect to such Collection Period remaining after making the distributions pursuant to Section 5.1(a)(i) through (iv) on the following Distribution Date and (y) a fraction, the numerator of which is the number of days in the year and the denominator of which is the number of days in the Collection Period, and (b) the denominator of which is the average daily Investor Certificate Principal Balance with respect to such Collection Period.

     Foreclosure Proceedings:  Proceedings or action for foreclosure, deed in
     -----------------------
lieu of foreclosure or trustee's sale with respect to any Mortgage Loan and the related Mortgaged Property.

     Initial Mortgage Loan:  Each Mortgage Loan that is transferred and assigned
     ---------------------
to the Trust on the Closing Date pursuant to Section 2.1.

     Insolvency Event:  As defined in Section 11.1(c).
     ----------------

     Insurance Agreement:  The insurance and indemnity agreement dated  November
     -------------------
25, 1997 among Chevy Chase Bank, F.S.B., in its individual capacity, the Transferor, the Servicer, the Certificate Insurer and the Trustee, including any amendments or supplements thereto, and from and after the date any replacement certificate insurance policy or other credit enhancement arrangements are substituted for the Certificate Insurance Policy pursuant to Section 4.3, the agreement relating to such replacement surety bonds or other credit enhancement arrangements.

     Insurance Proceeds:  Proceeds paid to the Servicer by any insurer other
     ------------------
than the Certificate Insurer pursuant to any insurance policy covering a Mortgage Loan, net of any component thereof covering any reasonable expenses incurred by or on behalf of the Servicer in connection with obtaining such Insurance Proceeds.

     Insured Amount:  With respect to any Distribution Date, the Certificate
     --------------
Insurance Draw Amount for such Distribution Date.

     Interest Period:  As to any payment of interest on a Mortgage Loan, the
     ---------------
period ending on a Cycle Date during which the interest covered by such payment accrued.

     Invested Amount:  With respect to any day, an amount equal to the Original
     ---------------
Invested Amount minus the sum of (i) the amount of Investor Principal Collections previously distributed to Investor Certificateholders, (ii) any amounts distributed as principal to Certificateholders at the end of the Pre-Funding Period from funds on deposit in the Pre-Funding Account pursuant to Sections 5.1(b) and 5.6(e), and (iii) an amount equal to the Aggregate Investor Liquidation Loss Amounts as to any prior Distribution Date.

     Investment Officer:  Any officer of the Servicer responsible for
     -------------------
designating the investments with respect to funds on deposit in the Certificate Account, the Spread Account, the Pre-Funding Account and the Capitalized Interest Account whose name appears on an Officer's Certificate furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may be amended from time to time.

     Investor Certificate:  Any certificate executed and authenticated by the
     --------------------
Trustee substantially in the form set forth in Exhibit A hereto.

     Investor Certificate Interest:  With respect to any Distribution Date,
     -----------------------------
interest for the related Accrual Period at the applicable Investor Certificate Rate on the Investor Certificate Principal Balance on the first day of such Accrual Period (after giving effect to the distributions made on the first day of such Accrual Period).

     Investor Certificate Principal Balance:  With respect to any date: (a) the
     --------------------------------------
Original Investor Certificate Principal Balance less (b) the aggregate of
                                                ----
amounts actually distributed as principal on the Investor Certificates.

     Investor Certificate Rate:  With respect to the first Accrual Period,
     -------------------------
5.9075%, and for any subsequent Accrual Period, the sum of (a) LIBOR and (b) 0.22%; provided, however, that in no event shall the Investor Certificate Rate
       --------  -------
with respect to any Accrual Period exceed the Maximum Rate.

     Investor Certificateholder:  The Holder of an Investor Certificate.
     --------------------------

     Investor Certificateholders' Floating Allocation Percentage:  With respect
     -----------------------------------------------------------
to any day, the percentage equivalent of a fraction, the numerator of which is the Invested Amount on the end of the preceding day and the denominator of which is the Pool Balance on the end of the preceding day (but not more than 100%).

     Investor Fixed Allocation Percentage:  As to any day, the greater of (x)
     ------------------------------------
98% and (y) the percentage equivalent of a fraction, the numerator of which is the Invested Amount on the end of the preceding day and the denominator of which is the Pool Balance on the end of the preceding day (but not more than 100%).

     Investor Insurance Proceeds:  As to any Mortgage Loan and day, the product
     ---------------------------
of (i) the Investor Certificateholders' Floating Allocation Percentage on such day and (ii) Trust Insurance Proceeds received by the Servicer on such day.

     Investor Interest Collections:  As to any Distribution Date, an amount
     -----------------------------
equal to the sum of (i) aggregate amount of Daily Investor Interest Collections for the related Collection Period and (ii) amounts deposited in the Certificate Account pursuant to Sections 5.6(f) and 5.6(g).

     Investor Liquidation Proceeds:  As to any Mortgage Loan and day, the
     -----------------------------
product of (i) the Investor Certificateholders' Floating Allocation Percentage on such day and (ii) Net Trust Liquidation Proceeds received by the Servicer on such day.

     Investor Loss Reduction Amount:  With respect to any Distribution Date, the
     ------------------------------
portion, if any, of the Aggregate Investor Liquidation Loss Amount for such Distribution Date and all prior Distribution Dates that has not been (a) distributed to Investor Certificateholders on such Distribution Date pursuant to Sections 5.1(a)(v) or 5.1(a)(vi), (b) funded by withdrawals from the Spread Account or (c) funded by the Certificate Insurance Draw Amount.

     Investor Principal Collections:  As to any Distribution Date and the
     ------------------------------
related Collection Period, the aggregate amount of Daily Investor Principal Collections on deposit in the Certificate Account pursuant to Section 3.2 in respect of such Distribution Date.

     LIBOR:  As to the initial Accrual Period, 5.6875%.  As to any subsequent
     -----
Accrual Period, the rate for one month U.S. dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Accrual Period. If such rate does not appear on such page (or such other page as may replace that page on the Telerate Service or, if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be selected by the Servicer), LIBOR will be the Reference Bank Rate. If no Reference Bank Rate is available at such time, LIBOR will be the rate in effect for the previous Accrual Period.

     LIBOR Business Day:  Any Business Day other than a day on which banking
     ------------------
institutions in the State of New York or the City of London, England are required or authorized by law to be closed.

     Liquidated Mortgage Loan:  As to any Distribution Date, any Mortgage Loan
     ------------------------
which was not previously a Liquidated Mortgage Loan, was in default during the Collection Period related to such Distribution Date and in respect of which the Servicer has determined as of the end of such

Collection Period that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

     Liquidation Expenses:  Expenses which are incurred by the Servicer in
     --------------------
connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor, including, without limitation, legal fees and expenses, title fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.6 with respect to such Mortgage Loan (including, without limitation, amounts advanced to cure defaults on any mortgage loan which is senior to such Mortgage Loan or to pay in full any such senior mortgage loan) and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage as are customary in the residential mortgage loan servicing industry.

     Liquidation Loss Amount:  With respect to any Distribution Date and any
     -----------------------
Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period, the unrecovered Trust Balance thereof at the end of such Collection Period, after giving effect to the Net Trust Liquidation Proceeds applied in reduction of such Trust Balance.

     Liquidation Proceeds:  Cash (including Insurance Proceeds) received in
     --------------------
connection with the liquidation of Liquidated Mortgage Loans, whether through Foreclosure Proceedings or otherwise.

     Loan Agreement:  As to any Mortgage Loan, the related loan agreement
     --------------
executed by the Mortgagor.

     Loan Balance:  As to any Mortgage Loan and day, the unpaid principal
     ------------
balance of such Mortgage Loan upon which interest accrued for such day was calculated.

     Loan Rate:  As to any Mortgage Loan and day, the current per annum rate of
     ---------
interest applicable to the calculation of interest for such day on the Loan Balance.

     Managed Amortization Period:  The period from and including the Closing
     ---------------------------
Date to and including the earlier of (a) the last day of the Collection Period related to the Distribution Date in November 2003 and (b) the day prior to the occurrence of a Rapid Amortization Event.

     Margin:  As to any Mortgage Loan, the margin of such Mortgage Loan as set
     ------
forth in the related Loan Agreement.

     Maximum Principal Payment:  With respect to any Distribution Date, the
     -------------------------
product of the aggregate amount of Principal Collections for the related Collection Period and the Certificateholders' Fixed Allocation Percentage as of the first day of such Collection Period.

     Maximum Rate:  As to any Accrual Period, a rate equal to the Weighted
     ------------
Average Net Loan Rate for the related Collection Period (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Accrual Period and a year assumed to consist of 360 days).

     Minimum Monthly Payment:  With respect to any Mortgage Loan and any month,
     -----------------------
the minimum amount required to be paid by the related Mortgagor pursuant to the related Loan Agreement.

     Moody's:  Moody's Investors Service, Inc. or its successor in interest.
     -------

     Mortgage:  The mortgage, deed of trust or other instrument creating a
     --------
first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

     Mortgage File:  The mortgage documents listed in Section 2.1(b) pertaining
     -------------
to a particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to this Agreement.

     Mortgage Loan Schedule:  As of any date, the schedule of Mortgage Loans
     ----------------------
included in the Trust Fund on such date. Initially references to "Mortgage Loan Schedule" shall refer to the printed list, magnetic tape or other electronic medium delivered to the Trustee and the Custodial Agent by the Transferor on the Closing Date, which sets forth as to each Initial Mortgage Loan, as of the Cut-Off Date (i) the Cut-Off Date Trust Balance, (ii) the Cut-Off Date Credit Limit,
(iii) the stated maturity upon which any outstanding Loan Balance is due and payable, (iv) the Cycle Date and (v) the name and address of the Mortgagor. The Trustee and the Custodial Agent shall hold in confidence the portion of the Mortgage Loan Schedule relating to the names and addresses of the Mortgagors and shall not release such information except with the consent of the Transferor. Thereafter, "Mortgage Loan Schedule" shall refer to such schedule as amended from time to time in accordance with Sections 2.2(c), 2.4(b), 2.6, 2.8(b), 3.1 or 3.7 hereof.

     Mortgage Loans:  Each Initial Mortgage Loan, Subsequent Mortgage Loan and
     --------------
Eligible Substitute Mortgage Loan identified on the Mortgage Loan Schedule. Any capitalized reference in this Agreement (including, without limitation, any reference in Section 2.1(a), 2.2(c), 2.4(b), 2.6, 2.8 or 3.1) to a Mortgage Loan transferred to, or removed, from, the Trust or as constituting part of the Trust Fund shall mean such Mortgage Loan to the extent of the related balance owned by the Trust.

     Mortgaged Property:  The underlying property securing a Mortgage Loan.
     ------------------

     Mortgagor:  The obligor or obligors under a Loan Agreement.
     ---------

     Net Liquidation Proceeds:  As to any Mortgage Loan which has been
     ------------------------
liquidated, Liquidation Proceeds net of Liquidation Expenses.

     Net Trust Liquidation Proceeds:  With respect to any Liquidated Mortgage
     ------------------------------
Loan, the Trust's share of Net Liquidation Proceeds, which share is equal to the sum of (i) the Trust Percentage of Net Liquidation Proceeds not to exceed Trust Interest with respect to the period from the last day on which interest was paid in full on such Liquidated Mortgage Loan to the day on which such Liquidated Mortgage Loan became a Liquidated Mortgage Loan and (ii) the Trust Percentage of the amount, if any, by which (A) Net Liquidation Proceeds for such Liquidated Mortgage Loan exceed (B) the sum of
(1) the amounts in clause (i) and (2) the aggregate of the amounts payable to the following: (a) to each Prior Trust pursuant to clause (i) of the definition of "Net Trust Liquidation Proceeds" in each of the applicable Prior Trust Pooling and Servicing Agreements, and (b) to the Reacquired 1991 Common Mortgage Loan Owner.

     90-1 Mortgage Loans:  Certain balances of revolving credit line home equity
     -------------------
loans that had been owned by Trust 1990 if subsequently reacquired by the Transferor.

     92-1 Mortgage Loans:  Certain balances of revolving credit line home equity
     -------------------
loans that had been owned by Trust 1992 if subsequently reacquired by the Transferor.

     Officer's Certificate:  A certificate delivered to the Trustee and signed
     ---------------------
by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, an Executive Vice President, a Senior Vice President or a Vice President of the Transferor, if delivered by the Transferor, and by a Servicing Officer, if delivered by the Servicer.

     Opinion of Counsel:  A written opinion of counsel acceptable to the Trustee
     ------------------
and the Certificate Insurer, who may be internal counsel for the Transferor or the Servicer.

     Original Invested Amount:  $178,024,000.
     ------------------------

     Original Investor Certificate Principal Balance:  $178,024,000.
     -----------------------------------------------

     Original Pre-Funded Amount:  $20,000,000.
     --------------------------

     Overall Minimum Amount:  As defined in Section 2.6.
     ----------------------

     Overfunded Amount:  As to any Distribution Date during the Pre-Funding
     -----------------
Period, the excess, if any, of (x) the amount on deposit in the Capitalized Interest Account after giving effect to the transfer to the Certificate Account of the Capitalized Interest Requirement, if any, on such Distribution Date pursuant to Section 5.6(g) over (y) the aggregate Capitalized Interest Requirements for the remaining Distribution Dates in the Pre-Funding Period, including the August 20, 1998 Distribution Date (assuming for purposes of this definition that (i) the Pre-Funding Period will end on August 20, 1998, (ii) no Subsequent Mortgage Loans are purchased by the Trust and (iii) LIBOR exceeds the rate at which interest accrues on the Pre-Funded Amount by 3%).

     Ownership Interest:  With respect to any Certificate, any ownership or
     ------------------
security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Paying Agent:  Any Person appointed by the Trustee and acting pursuant to
     ------------
Section 6.6.

     Percentage Interest:  As to any Investor Certificate, the percentage
     -------------------
obtained by dividing the principal denomination of such Investor Certificate by the aggregate of the principal denominations of all Investor Certificates.

     Permitted Investments:  One or more of the following:
     ---------------------

     (i) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party
                    --------
           agreeing to repurchase the specified obligations are at the time of such agreement rated by each Rating Agency in its highest short-term rating category and provided, further, that if Moody's is a Rating
                               --------  -------
           Agency the short-term debt obligations of the party agreeing to repurchase the specified obligations shall be rated P-1 or better;

     (iii) certificates of deposit, demand deposits, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state or any branch or agency of any foreign bank licensed under the laws of the United States or any state thereof, provided that the
                                                           --------
           debt obligations of such depository institution or trust company at the date of acquisition of such certificates, demand deposits, time deposits or bankers' acceptances have been rated by each Rating Agency in its highest short-term rating category and provided,
                                                                --------
           further, that if Moody's is a Rating Agency, the short-term
           -------
           obligations of such depository institution or trust company shall be rated P-1 or better;

     (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category;

     (v) investments in money market funds registered under the Investment Company Act of 1940, as amended, that, at the time of the Trust's investment or contractual commitment to invest therein, are rated in the highest investment category or otherwise approved in writing by each Rating Agency; and

    (vi) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as a Permitted Investment hereunder and will not result in the reduction, suspension or with drawal of the then-current rating of the Investor Certificates without taking into account the Certificate Insurance Policy;

provided, however, that (a) no instrument described hereunder shall evidence the
--------  -------
right to receive only interest with respect to the obligations underlying such instrument and (b) no instrument purchased hereunder may be a callable investment purchased at a premium. The highest short-term rating of Standard & Poor's for the investments specified in clauses (ii), (iii) and (iv) is A-1+ and the highest investment category rating of Standard & Poor's for the investments specified in clause (v) is either AAAm, or AAAm-G.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Balance:  With respect to any date, the sum of (a) the aggregate of
     ------------
the Trust Balances of all Mortgage Loans as of such date and (b) the Pre-Funded Amount (excluding any Pre-Funding Earnings).

     Pre-Funded Amount:  The Original Pre-Funded Amount minus all amounts
     -----------------
withdrawn from the Pre-Funding Account to purchase Subsequent Mortgage Loans.

     Pre-Funding Account: The account created and maintained with the Trustee
     -------------------
for the benefit of the Certificateholders pursuant to Section 5.6(a).

     Pre-Funding Earnings: Any net investment earnings realized on the amounts
     --------------------
on deposit in the Pre-Funding Account pursuant to Section 5.6(c).

     Pre-Funding Period: The period commencing on the Closing Date and ending on
     ------------------
the earliest to occur of (i) the Distribution Date on which the aggregate amount on deposit in the Pre-Funding Account is equal to or less than $100,000,
(ii) the commencement of the Rapid Amortization Period, or (iii) August 20,
1998.

     Premium Rate: The per annum rate on which the premium payable to the
     ------------
Certificate Insurer is calculated, as set forth in the Insurance Agreement.

     Principal Collections:  For any day, shall equal (i) the Trust's share of
     ---------------------
principal collections received from borrowers under the Mortgage Loans on such day after the application of the allocations described in the second paragraph of Section 2.1(a), (ii) the principal portion of the Net Trust Liquidation Proceeds and Trust Insurance Proceeds received by the Servicer on such day and
(iii) the principal portion of the Reassignment Deposit Amount and the Substitution Adjustment Amount (which pursuant to Section 3.2(f) is deemed to be received on the last day of the related Collection Period).

     Prior Trust:  Any of Trust 1990, Trust 1992, Trust 1993, Trust 1994 and, in
     -----------
the event that 90-1 Mortgage Loans and 92-1 Mortgage Loans are conveyed to the Trust during the Pre-Funding Period, Trust 1995 and Trust 1996.

     Prior Trust Pooling and Servicing Agreement:  Any of the Trust 1990 Pooling
     -------------------------------------------
and Servicing Agreement, the Trust 1992 Pooling and Servicing Agreement, the Trust 1993 Pooling and Servicing Agreement, the Trust 1994 Pooling and Servicing Agreement and, in the event that 90-1 Mortgage Loans and 92-1 Mortgage Loans are conveyed to the Trust during the Pre-Funding Period, the Trust 1995 Pooling and Servicing Agreement and the Trust 1996 Pooling and Servicing Agreement.

     Prior Trust Trustee:  Any of the Trust 1990 Trustee, the Trust 1992
     -------------------
Trustee, the Trust 1993 Trustee, the Trust 1994 Trustee and, in the event that 90-1 Mortgage Loans and 92-1 Mortgage Loans are conveyed to the Trust during the Pre-Funding Period, the Trust 1995 Trustee and the Trust 1996 Trustee.

     Rapid Amortization Event:  As defined in Section 11.1.
     ------------------------

     Rapid Amortization Period:  The period which occurs upon the earlier of a
     -------------------------
Rapid Amortization Event or on the first day of the Collection Period immediately prior to the Distribution Date in December 2003.

     Rating Agency:  Moody's or Standard & Poor's, at least one of which rated
     -------------
the Investor Certificates at the time of the initial issuance of such Certificates. If Moody's or Standard & Poor's or a successor is no longer in existence or shall cease to rate the Investor Certificates, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, as shall be designated by the Transferor, notice of which designation shall be given to the Trustee and the Certificate Insurer, or the successor of such agency or Person.

     Reacquired 1991 Common Mortgage Loan Owner:  Chevy Chase Bank, F.S.B.
     ------------------------------------------

     Reacquired 1991 Common Mortgage Loans:  Such of the Mortgage Loans, certain
     -------------------------------------
of the balances of which were reacquired by Chevy Chase upon the termination of Trust 1991 and are currently owned by Chevy Chase.

     Reassignment Deposit Amount:  With respect to any Mortgage Loan required to
     ---------------------------
be removed on any date pursuant to Section 2.2(c), 2.4(b) or 3.1, an amount equal to the sum of (i) the Trust Balance of such Mortgage Loan as of the last day of the Collection Period immediately preceding the date of reassignment and
(ii) accrued and unpaid interest through the Cycle Date occurring in such Collection Period computed on a daily basis at the Loan Rate less the Servicing Fee Rate.

     Record Date:  As to any Distribution Date, the day immediately preceding
     -----------
such Distribution Date; provided, however, that if Definitive Certificates are
                        --------  -------
issued pursuant to Section

6.2(d), the Record Date shall be the last day of the calendar month immediately preceding such Distribution Date.

     Reference Bank Rate:  The rate to be determined on the basis of the rates
     -------------------
at which deposits in U.S. dollars are offered by the Reference Banks as of 11:00 A.M., London time, on the day that is two LIBOR Business Days prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Investor Certificate Principal Balance then outstanding. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two such quotations are provided, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer, as of 11:00 A.M., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the Investor Certificate Principal Balance then outstanding.

     Reference Banks:  Three major banks that are engaged in the London
     ---------------
interbank market, selected by the Servicer.

     Removal Condition:  As defined in Section 2.6.
     -----------------

     Responsible Officer:  When used with respect to the Trustee, any officer
     -------------------
assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Retransfer Date:  As defined in Section 2.6.
     ---------------

     Retransfer Notice Date:  As defined in Section 2.6.
     ----------------------

     SAIF:  The Savings Association Insurance Fund, as from time to time
     ----
constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this Agreement the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Scheduled Principal Collections Distribution Amount:  With respect to any
     ---------------------------------------------------
Distribution Date in respect of the Managed Amortization Period, the amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date in respect of the Rapid Amortization Period, the Scheduled Principal Collections Distribution Amount shall be the Maximum Principal Payment.

     Servicer:  Chevy Chase Bank, F.S.B., a federal savings bank organized under
     --------
the laws of the United States or its successor in interest under Section 7.2, and any Person that is appointed as successor servicer in accordance with the terms of this Agreement.

     Servicing Certificate:  A certificate completed by and executed on behalf
     ---------------------
of the Servicer in accordance with Section 4.1.

     Servicing Fee:  As defined in Section 3.8.
     -------------

     Servicing Fee Rate:  0.50% per annum if Chevy Chase Bank, F.S.B. or its
     ------------------
successor in interest under Section 7.2 is the Servicer; up to a maximum of 0.75% per annum if another Person (including, without limitation, the Trustee) is appointed as successor Servicer in accordance with the terms of this Agreement.

     Servicing Officer:  Any officer of the Servicer involved in, or responsible
     -----------------
for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers annexed to an Officer's Certificate furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may be amended from time to time.

     Smith Barney Pooling and Servicing Agreement:  The Pooling and Servicing
     --------------------------------------------
Agreement dated as of June 1, 1997 between Chevy Chase Bank, F.S.B. as Transferor and Servicer, and U.S. Bank National Association (formerly known as First Bank National Association), as Trustee and Custodial Agent, relating to Chevy Chase Mortgage Loan Trust 1997-1.

     Sold Balances:  With respect to any Common Mortgage Loan, any interest in
     -------------
any portion of the outstanding balance of such Common Mortgage Loan transferred to a Prior Trust and not subsequently transferred to the Trust.

     Spread Account:  The account created pursuant to Section 4.4 and maintained
     --------------
pursuant to the Insurance  Agreement.

     Spread Account Amount:  The amount on deposit in the Spread Account.
     ---------------------

     Spread Account Requirement:  An amount equal to the greater of (a)
     --------------------------
$3,560,480; provided, however that on any date on which both of the Excess Spread Conditions are satisfied, the amount in this clause (a) shall be the lesser of (x) $3,560,480 and (y) 3% of the Investor Certificate Principal Balance and (b) the Basic Spread Account Amount.

     Standard & Poor's:  Standard & Poor's Ratings Services, a division of The
     -----------------
McGraw Hill Companies, Inc. or its successor in interest.

     Stated Maturity Date:  The Distribution Date in June 2030.
     --------------------

     Sub-Prime Loan:  Any Mortgage Loan originated under Chevy Chase's Sub-Prime
     --------------
Lending Program .

     Subsequent Mortgage Loan: Each mortgage loan acquired by the Trust pursuant
     ------------------------
to Section 2.8 with funds on deposit in the Pre-Funding Account during the Pre-Funding Period.

     Substitution Adjustment Amount:  As to the Collection Period related to a
     ------------------------------
Distribution Date with respect to which the Transferor or the Servicer substitutes one or more Eligible Substitute Mortgage Loans pursuant to Section 2.2(c), 2.4(b) or 3.1, the amount, if any, by which the sum of (i) the aggregate Loan Balances at the end of such Collection Period of all such Eligible Substitute Mortgage Loans being added to the Trust Fund is less than (ii) the aggregate Trust Balances at the end of such Collection Period of the related Mortgage Loans being removed from the Trust Fund, such amount to be deposited into the Certificate Account to the extent provided in Sections 2.2(d) and 3.2(c). If balances under Eligible Substitute Mortgage Loans being added to the Trust Fund have been transferred to any Prior Trust or to any other Person, the amount to be deposited into the Certificate Account to the extent provided in
Section 2.2(d) and 3.2(c) shall be equal to the amount, if any, by which (i) the sum of the unpaid principal balances of all such Eligible Substitute Mortgage Loans being added to the Trust Fund is less, at the end of the specified Collection Period, than (ii) the aggregate Trust Balances at the end of such Collection Period of the related Mortgage Loans being removed from the Trust Fund.

     Telerate Page 3750: The display designated as page 3750 on the Telerate
     ------------------
Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

     Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or
     --------
other form of assignment of any Ownership Interest in a Certificate.

     Transfer Date:  With respect to any Mortgage Loan or any Trust Balance
     -------------
transferred to or removed from the Trust hereunder, the date on which such transfer or removal is made under the terms hereof, which date shall be the Closing Date in the case of all of the Initial Mortgage Loans originally listed on the Mortgage Loan Schedule.

     Transferee:  Any Person who is acquiring by Transfer any Ownership Interest
     ----------
in a Certificate.

     Transferor:  Chevy Chase Bank, F.S.B., a federal savings bank organized
     ----------
under the laws of the United States, or its permitted successor in interest.

     Transferor Certificateholder:  The Holder of the Transferor Certificates.
     ----------------------------

     Transferor Certificates:  The certificates executed and authenticated by
     -----------------------
the Trustee substantially in the form set forth in Exhibit B hereto.

     Transferor Principal Balance:  As of the date of determination thereof, the
     ----------------------------
amount equal to (i) the Pool Balance at the end of such date of determination less (ii) the Invested Amount at the end of such day.

     Trigger Event:  Any of the following events:
     -------------

     (i) the Servicer fails to pay any amount payable by the Servicer under this Agreement, which failure continues unremedied for five (5) Business Days after receipt by the Servicer of notice thereof and results in a draw on the Certificate Insurance Policy;

     (ii) the Servicer fails to make any payment required under the Insurance Agreement, which failure continues unremedied for five (5) Business Days after receipt by the Servicer of notice thereof;

     (iii) an Event of Default; or

     (iv) the Certificate Insurer determines that the performance of the Servicer under this Agreement is not, in the reasonable opinion of the Certificate Insurer, satisfactory.

     Trust:  The trust created by this Agreement and designated "Capitol
     -----
Revolving Home Equity Loan Trust 1997-1."

     Trust 1990:  The trust created by the Trust 1990 Pooling and Servicing
     ----------
Agreement and designated "Cap itol Home Equity Loan Trust 1990-1."

     Trust 1991:  The trust, which has terminated, created by the Trust 1991
     ----------
Pooling and Servicing Agreement and designated "Capitol Home Equity Loan Trust 1991."

     Trust 1992:  The trust created by the Trust 1992 Pooling and Servicing
     ----------
Agreement and designated "Capitol Home Equity Loan Trust 1992-1."

     Trust 1993:  The trust created by the Trust 1993 Pooling and Servicing
     ----------
Agreement and designated "Capitol Home Equity Loan Trust 1993-1."

     Trust 1994:  The trust created by the Trust 1994 Pooling and Servicing
     ----------
Agreement and designated "Capitol Home Equity Loan Trust 1994-1."

     Trust 1995:  The trust created by the Trust 1995 Pooling and Servicing
     ----------
Agreement and designated "Capitol Revolving Home Equity Loan Trust 1995-1."

     Trust 1996:  The trust created by the Trust 1996 Pooling and Servicing
     ----------
Agreement and designated "Capitol Revolving Home Equity Loan Trust 1996-1."

     Trust 1990 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1990 Trustee pursuant to the Trust 1990 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1992 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1992 Trustee pursuant to the Trust 1992 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1993 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1993 Trustee pursuant to the Trust 1993 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1994 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1994 Trustee pursuant to the Trust 1994 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1995 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1995 Trustee pursuant to the Trust 1995 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1996 Common Mortgage Loans:  Such of the Mortgage Loans, certain of
     --------------------------------
the balances of which were sold and assigned to the Trust 1996 Trustee pursuant to the Trust 1996 Pooling and Servicing Agreement, until such balances are reduced to zero.

     Trust 1990 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of December 1, 1990 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1991 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement, which has been terminated, dated as of December 1, 1991 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1992 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of December 1, 1992 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1993 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of September 1, 1993 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1994 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of September 1, 1994 between Chevy Chase Bank, F.S.B., as Seller and Servicer, and The Chase Manhattan Bank (formerly known as Chemical
Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1995 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of September 1, 1995 between Chevy Chase Bank, F.S.B., as Transferor and Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee, and all amendments thereof and supplements thereto.

     Trust 1996 Pooling and Servicing Agreement:  The Pooling and Servicing
     ------------------------------------------
Agreement dated as of September 1, 1996 between Chevy Chase Bank, F.S.B., as Transferor, and The Chase Manhattan Bank, as Trustee, Custodial Agent, and Prior Trust Trustee, and all amendments thereof and supplements thereto.

     Trust 1990 Trustee:  The institution executing the Trust 1990 Pooling and
     ------------------
Servicing Agreement as Trus tee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1990 Pooling and Servicing Agreement.

     Trust 1992 Trustee:  The institution executing the Trust 1992 Pooling and
     ------------------
Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1992 Pooling and Servicing Agreement.

     Trust 1993 Trustee:  The institution executing the Trust 1993 Pooling and
     ------------------
Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1993 Pooling and Servicing Agreement.

     Trust 1994 Trustee:  The institution executing the Trust 1994 Pooling and
     ------------------
Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1994 Pooling and Servicing Agreement.

     Trust 1995 Trustee:  The institution executing the Trust 1995 Pooling and
     ------------------
Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1995 Pooling and Servicing Agreement.

     Trust 1996 Trustee:  The institution executing the Trust 1996 Pooling and
     ------------------
Servicing Agreement as Trustee, or its successors in interest, or any successor trustee that has been appointed in accordance with the terms of the Trust 1996 Pooling and Servicing Agreement.

     Trust Balance:  As to any Mortgage Loan and day, the Cut-Off Date Trust
     -------------
Balance plus (i) any Additional Balance in respect of such Mortgage Loan, minus
(ii) all collections credited as principal against the Cut-Off Date Trust Balance of any such Mortgage Loan in accordance with the related Loan Agreement. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Trust Balance equal to the Trust Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Trust Balance of zero thereafter.

     Trust Fund:  The corpus of the Trust, consisting of, to the extent
     ----------
described herein, the following: the Trust Balance of each Mortgage Loan, including all payments of interest and of principal (to the extent of the Trust Balance of such Mortgage Loan), from whatever source derived, received on or with respect to such Mortgage Loan on and after the applicable Cut-Off Date and allocable to such Trust Balance; such assets as shall from time to time be identified as deposited into the Certificate Account (excluding, however, amounts on deposit in the Certificate Account required to be paid to the Servicer or the Transferor Certificateholder pursuant to Section 3.3); the interest of the Certificateholders to the extent of the Trust Balances of the Mortgage Loans and interest accrued thereon in (i) any property which secured a Mortgage Loan and which has been acquired by or on behalf of the Trustee in Foreclosure Proceedings or otherwise, (ii) any insurance policies related to the Mortgage Loans, and (iii) the related Mortgage, Loan Agreement and other Mortgage File documents for each Mortgage Loan; the Spread Account; the Pre-Funding Account; the Capitalized Interest Account and the proceeds of each of the foregoing. The Certificateholders shall have the benefit of the Certificate Insurance Policy.

     Trust Insurance Proceeds:  As to any Mortgage Loan and Collection Period,
     ------------------------
the Trust's share of Insurance Proceeds, which share is equal to the product of
(i) the Trust Percentage and (ii) Insurance Proceeds received during such Collection Period which (x) are not Liquidation Proceeds, (y) are not applied or expected to be applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer and (z) will be applied by the Servicer in reduction of the Loan Balance of such Mortgage Loan.

     Trust Interest:  With respect to any Mortgage Loan, an amount equal to the
     --------------
product of (a) the amount allocated to interest multiplied by (b)(x) the amount of interest accrued at the Loan Rate on the Trust Balance during the related Interest Period divided by (y) the amount of interest accrued on the Loan Balance at the Loan Rate during such Interest Period.

     Trust Percentage:  With respect to any Mortgage Loan (other than any
     ----------------
Liquidated Mortgage Loan) for any day, the percentage (carried to four decimal places) obtained by dividing the Trust Balance of such Mortgage Loan for such day by the Loan Balance of such Mortgage Loan for such day. With respect to any Liquidated Mortgage Loan on any day, the Trust Percentage will equal the Trust Percentage on the day such Mortgage Loan became a Liquidated Mortgage Loan.

     Trustee:  The institution executing this Agreement as Trustee, or its
     -------
successor in interest, or any successor trustee that has been appointed in accordance with the terms of this Agreement.

     Unpaid Investor Certificate Interest Shortfall:  With respect to any
     ----------------------------------------------
Distribution Date, the aggregate amount, if any, of Investor Certificate Interest that was accrued in respect of a prior Distribution Date and has not be en distributed to Investor Certificateholders.

     Updated Combined Loan-to-Value Ratio:  As to any Mortgage Loan with respect
     ------------------------------------
to which the Servicer consents to the placement of a senior lien on the related Mortgaged Property pursuant to Section 3.1(b), the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Credit Limit of such Mortgage Loan immediately following such placement and (ii) the unpaid principal balance of the related first mortgage loan immediately following such placement, and the denominator of which is the appraised value of the related Mortgaged Property based upon the drive-by appraisal or other estimate of value made by or on behalf of the Transferor at the time of and in connection with such consent.

     Weighted Average Net Loan Rate:  As to any Accrual Period and the Investor
     ------------------------------
Certificates, the weighted average of the Loan Rates (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upward) during the Interest Period ending on the Cycle Date occurring in the preceding Collection Period for the related Distribution Date (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Accrual Period and a year assumed to consist of 360 days), less the Servicing Fee Rate and the Premium Rate.

Section 1.2  Other Definitional Provisions.
             -----------------------------

    (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

    (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

    (c) The agreements, representations and warranties of Chevy Chase Bank, F.S.B. in this Agreement in each of its capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of Chevy Chase Bank, F.S.B. solely in the indicated capacity for so long as the Chevy Chase Bank, F.S.B. acts in such capacity under this Agreement.

    (d) The agreements, representations and warranties of U.S. Bank National Association in this Agreement in each of its capacities as Trustee, Custodial Agent, Paying Agent and Certificate Registrar shall be deemed to be the agreements, representations and warranties of U.S. National Association Bank solely in the indicated capacity if and for so long as U.S. Bank National Association acts in such capacity under this Agreement.

    (e) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the word "including" when used in this Agreement is intended to be illustrative and not exclusive; Section, subsection, paragraph, clause and Exhibit references contained in this Agreement are references to Sections, subsections, paragraphs, clauses and Exhibits in or to this Agreement unless otherwise specified; and the definitions of terms set forth herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

Section 1.3   Interest Calculations.
              ---------------------

     All calculations of interest on any Certificates shall be made on the basis of the actual number of days in an Accrual Period and a year assumed to consist of 360 days.

                                  ARTICLE II
                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.1   Conveyance of Initial Mortgage Loans.
              ------------------------------------

     (a) In consideration of the Trustee's delivery to or upon the order of the Transferor of the Investor Certificates and the Transferor Certificate in an aggregate principal amount equal to the sum of (i) the Cut-Off Date Trust Balances of the Initial Mortgage Loans and (ii) the Original Pre-Funded Amount, the Transferor does hereby transfer, assign, set over and otherwise convey to U.S. Bank National Association, as Custodial Agent (the "Custodial Agent") for the Trustee, in trust for the benefit of the Certificateholders and the Certificate Insurer, without recourse (subject to Sections 2.2 and 2.4), all of the Transferor's right, title and interest in and to (i) each Initial Mortgage Loan, including its Cut-Off Date Trust Balance and any Additional Balances related thereto and all payments of interest and principal thereon, from whatever source derived, which are received on or after the Cut-Off Date for the Initial Mortgage Loans and are allocable to the Trust Balance thereof, and (ii) to the extent of the Trust Balances of the Initial Mortgage Loans and interest accrued thereon, as provided in this Agreement, (A) any Mortgaged Properties related to the Initial Mortgage Loans converted to ownership through Foreclosure Proceedings or otherwise, (B) any insurance policies related to the Initial Mortgage Loans, and (C) the related Mortgages, Loan Agreements and other Mortgage File documents for the Initial Mortgage Loans; and the proceeds of each of the foregoing. In addition, in consideration of the foregoing, the Transferor has obtained the Certificate Insurance Policy, which has been delivered to the Trustee for the benefit of the Investor Certificateholders.

     The Transferor and the Trustee acknowledge that the Reacquired 1991 Common Mortgage Loan Owner and one or more of the Prior Trusts have rights, interests, power and authority with respect to the Common Mortgage Loans and the related Loan Agreements, Mortgages and other Mortgage File documents, in the case of the Prior Trusts to the extent provided in the Prior Trust Pooling and Servicing Agreements. The Servicer acknowledges that, pursuant to either (i) notices sent to the Mortgagors at the time of the creation of the Prior Trusts or (ii) the terms of the Loan Agreements, amounts (other than Insurance Proceeds and Liquidation Proceeds) received from or on behalf of the Mortgagor of a Common Mortgage Loan which, at the time of receipt, are treated as principal collections pursuant to the related Loan Agreement, will be applied in reduction of the principal balance of such Common Mortgage Loan sold to one or more of the Prior Trusts (including any such principal balances subsequently conveyed to the Trust and any such principal balances owned by the Reacquired 1991 Common Mortgage Loan Owner) before such collections may be applied as Principal Collections under this Agreement.

     The Transferor hereby grants to the Custodial Agent for the benefit of the Trustee for the benefit of the Certificateholders, a security interest in all of the Transferor's right, title and interest in and to the (i) Initial Mortgage Loans identified on the Mortgage Loan Schedule on the Cut-Off Date, (ii) Subsequent Mortgage Loans and Eligible Substitute Mortgage Loans added to the Mortgage Loan Schedule from time to time, and (iii) all property which is included in the Trust Fund as collateral security to secure a loan in the amount equal to all obligations owing on the Certificates. This Agreement shall constitute a security agreement under applicable law.

     In connection with such assignment, transfer, and conveyance, the Transferor shall file, on or prior to the Closing Date, in the appropriate office of any applicable state, county or other relevant jurisdiction, a UCC-1 financing statement executed by the Transferor as debtor, naming the Custodial Agent as secured party and identifying as collateral the Mortgage Loans identified on the Mortgage Loan Schedule (including Mortgage Loans added to such Mortgage Loan Schedule from time to time) and all property constituting the Trust Fund. In connection with such filing, the Transferor shall cause to be filed all necessary continuation statements thereof and take or cause to be taken such actions and execute such documents as are necessary to continue the perfection and protect the Certificateholders' interest in such property.

     (b) In connection with the foregoing assignment, transfer and conveyance by the Transferor, and except as provided in the immediately following paragraph, the Transferor shall deliver to, and deposit with, the Custodial Agent, on or prior to the Closing Date, with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, the following documents or instruments with respect to each Mortgage Loan:

     (i) the related Loan Agreement and any evidence of indebtedness executed by the related Mortgagor in connection therewith;

     (ii)     the related Mortgage with evidence of recording indicated thereon;
              and

     (iii) if the assignments referred to in Section 2.1(d) are not required to be recorded as provided in Section 2.1(d), an assignment to the Custodial Agent of such Mortgage in recordable form.

Notwithstanding the immediately preceding sentence, the Transferor shall not be required to deliver to, and deposit with, the Custodial Agent on or prior to the Closing Date, with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, as the case may be, any of the documents or instruments identified in clauses (i) and (ii) above which the Transferor previously has delivered and deposited pursuant to a Prior Trust Pooling and Servicing Agreement or the Smith Barney Pooling and Servicing Agreement and which have not subsequently been released to the Transferor; provided, however, that the Transferor shall furnish the Custodial Agent and the
--------  -------
Trustee with an Officer's Certificate on or prior to the Closing Date, with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, identifying the Mortgage Loans with respect to which such documents or instruments previously were delivered and deposited and have not been so released. The documents or instruments identified in such Officer's Certificate shall be considered to be part of the Mortgage Files for all purposes of this Agreement.

     If the Transferor cannot deliver a Mortgage with evidence of recording thereon concurrently with the execution and delivery of this Agreement, with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, the Transferor shall deliver to the Custodial Agent an Officer's Certificate, with a photocopy of such Mortgage attached thereto, stating that such Mortgage has been delivered to the appropriate public recording office for recordation. Promptly upon receipt thereof from the applicable public recording office, the Transferor shall deliver to the Custodial Agent either (i) such Mortgage with evidence of recording indicated thereon or (ii) a true copy of such Mortgage issued by such public recording office.

     (c) The Transferor hereby confirms to the Trustee and the Custodial Agent that on or prior to the Closing Date, with respect to the Initial Mortgage Loans and on or prior to the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, it has caused or will cause, as the case may be, the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Mortgage Loans (to the extent provided herein) have been transferred and assigned to the Custodial Agent for the benefit of the Trustee and constitute part of the Trust Fund in accordance with the terms of the trust created hereunder.

     (d) The Transferor, at its own expense, shall either (i) submit for recordation an assignment of each Mortgage (to the extent of the Custodial Agent's interest therein) in favor of the Custodial Agent (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records not later than ninety (90) days after the Closing Date, with respect to the Initial Mortgage Loans and not later than ninety (90) days after the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan or (ii) deliver to the Custodial Agent an assignment of each Mortgage (to the extent of the Custodial Agent's interest therein) in favor of the Custodial Agent in recordable form, together with an opinion of Counsel to the effect that recording is not required to perfect a first priority security interest in favor of the Custodial Agent for the benefit of the Trustee in the related Mortgage Loan.

     (e) On or prior to the Closing Date, the Transferor shall deliver the Certificate Insurance Policy to the Trustee.

     (f) The Custodial Agent hereby agrees not to transfer possession of the loan agreement, mortgage or other mortgage file documents with respect to any "Mortgage Loan" (as defined in this Agreement and each Prior Trust Pooling and Servicing Agreement) which has outstanding balances under the Agreement or any Prior Trust Pooling and Servicing Agreement to the Transferor.

     Nothing in this Section 2.1(f) shall be deemed to affect the right or obligation of the Prior Trust Trustee, the Trustee or the Custodial Agent to release or to cause the release of the Mortgage File of any "Mortgage Loan" (as defined in this Agreement and each Prior Trust Pooling and Servicing Agreement) to the servicer of any Prior Trust or the Servicer to the extent permitted or required by the applicable Prior Trust Pooling and Servicing Agreements or hereunder.

     Notwithstanding anything to the contrary contained herein, the parties hereto agree that Norwest Bank Minnesota, National Association shall act as Document Custodian of the documents referred to in Section 2.1(b) pursuant to the terms and conditions of the Custodial Agreement as the agent of the Custodial Agent. Any and all documents required to be delivered to the Custodial Agent hereunder shall be delivered to the Document Custodian.

Section 2.2   Acceptance by Custodial Agent; Reassignment of Mortgage Loans;
              --------------------------------------------------------------
              Substitution of Eligible Substitute Mortgage Loans.
              --------------------------------------------------

     (a) The Custodial Agent acknowledges conveyance of the documents referred to in the first paragraph of Section 2.1(b) and to be delivered to it pursuant thereto, and declares that it does hold and shall hold such documents and the other documents constituting a part of the Mortgage Files in trust to the extent received by it, upon the terms herein set forth, for the benefit of the Trustee for the use and benefit of all present and future Certificateholders and the Certificate Insurer.

     (b) Within 30 days following delivery of the Mortgage Files to the Custodial Agent pursuant to Section 2.1(b), the Custodial Agent shall review each Mortgage File to ascertain that all required documents referred to in the first paragraph of Section 2.1(b) have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule; provided, however, that the Custodial Agent's review of the Mortgage File for
--------  -------
any Common Mortgage Loan shall be restricted to review of the assignment referred to in clause (iii) of Section 2.1(b) and provided further that the
                                                  -------- -------
Custodial Agent's review of assignments of Mortgages that have been delivered to the applicable recording office for recordation shall be reviewed in accordance with the provisions of the following paragraph. The Custodial Agent may rely on the purported due execution of any such documents and genuineness of any signature thereon. Prior to the end of such 30 day period, the Custodial Agent shall deliver to the Transferor, the Servicer and the Certificate Insurer a certificate substantially in the form of Exhibit E. If, as set forth in such certificate, the Custodial Agent determines that any document constituting a part of a Mortgage File (i) does not bear manual signatures, (ii) has not been received or (iii) is unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Transferor shall correct or cure any such specified defect within 60 days following the Transferor's receipt of such certificate. The Custodial Agent shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.1(b).

     Each original recorded assignment of Mortgage referred to in Section 2.1(d) shall be delivered to the Custodial Agent within ten (10) days following the date on which it is returned to the Transferor by the office with which such assignment was filed for recording. Within ten (10) days following receipt by the Custodial Agent of a recorded assignment, the Custodial Agent shall review such assignment to confirm evidence of the recording thereof of the Custodial Agent's interest. Within ten (10) days after the end of each month, the Custodial Agent shall deliver to the Transferor, the Servicer and the Certificate Insurer a notice, substantially in the form of Exhibit F, with respect to any defects relating to the recording of such assignments based upon the Custodial Agent's review. The Transferor shall have a period of sixty (60) days following receipt of such notice to correct or cure any such defects.

     Neither the Trustee nor the Custodial Agent shall have any responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.2(b). Without limiting the effect of the preceding sentence, in reviewing any Mortgage File, neither the Trustee nor the Custodial Agent shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except to determine if the Custodial Agent is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

     The foregoing notwithstanding, the parties acknowledge that the review of the Mortgage Files will be performed by the Document Custodian as agent of the Custodial Agent.

     (c) If the time to correct or cure any defect of which the Custodial Agent has notified the Transferor following the Custodial Agent's review of the Mortgage Files pursuant to Section 2.2(b) has expired without any correction or cure, the Transferor shall, on the Business Day immediately preceding the Distribution Date in the month following the Collection Period in which the time to correct or cure such defect expired, remove the related Mortgage Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) from the Trust either (i) in exchange for depositing in the Trust the Reassignment Deposit Amount, which amount shall be deposited into the Certificate Account pursuant to Section 3.2 on such immediately preceding Business Day, or (ii) by substituting in its place an Eligible Substitute Mortgage Loan or Loans. Promptly upon receipt by the Trustee and Custodial Agent of, (i) in the case of a payment in respect of the removed Mortgage Loan, written notification signed by a Servicing Officer to the effect that the Reassignment Deposit Amount for any such Mortgage Loan has been so deposited into the Certificate Account or (ii) in the case of a substitution, the Mortgage File for each related Eligible Substitute Mortgage Loan and written notification signed by a Servicing Officer to the effect that such Mortgage Loan complies with the definition of Eligible Substitute Mortgage Loan and that the Substitution Adjustment Amount, if any, has been deposited into the Certificate Account as provided in Section 2.2(d), the Custodial Agent shall release to the Transferor the Mortgage File for the removed Mortgage Loan and shall execute and deliver to the Transferor an assignment substantially in the form of Exhibit G, without recourse, in order to vest in the Transferor legal and beneficial ownership of such removed Mortgage Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto). Notwithstanding the immediately preceding sentence or the provisions of Sections 2.4, 3.1, 2.6, or 3.7, the Custodial Agent shall not be required to release any Mortgage File to the Transferor if the Mortgage File is required to be retained for the use and benefit of a Prior Trust pursuant to a Prior Trust Pooling and Servicing Agreement. The form of assignment attached as Exhibit G may be modified from time to time to the extent required by applicable law, as evidenced by an Opinion of Counsel delivered to the Custodial Agent. The obligation of the Transferor to remove (to the extent permitted herein) any Mortgage Loan and either deposit the Reassignment Deposit Amount or substitute an Eligible Substitute Mortgage Loan shall constitute the sole remedy with respect to such defect available to Certificateholders, the Custodial Agent, the Trustee (for itself or on behalf of Certificateholders) or the Certificate Insurer against the Transferor.

     Notwithstanding the immediately preceding paragraph, if any Eligible Substitute Mortgage Loans conveyed to the Trust are Common Mortgage Loans, the Transferor shall be required to deliver to, and deposit with, the Custodial Agent with respect to such Common Mortgage Loans, in lieu of the documents or instruments identified in clauses (i) and (ii) of the first paragraph of Section 2.1(b), an Officer's Certificate identifying the Eligible Substitute Mortgage Loans with respect to which such documents or instruments previously were delivered and deposited pursuant to a Prior Trust Pooling and Servicing Agreement. The documents or instruments identified in such Officer's Certificate shall be considered to be part of the Mortgage Files for all purposes of this Agreement and shall be subject to the provisions of Section 2.1(f). The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

     (d) Subject to Section 3.2(c), the Substitution Adjustment Amount for any Collection Period shall be deposited into the Certificate Account on the Business Day immediately preceding the Distribution Date occurring in the month following such Collection Period. All amounts received in respect of the Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to the relevant substitution occur shall not be a part of the Trust Fund and shall not be deposited by the Servicer into the Certificate Account. All amounts received by the Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Mortgage Loan so removed from the Trust Fund shall be deposited by the Servicer into the Certificate Account. The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan from the terms of this Agreement and the substitution of the Eligible Substitute Mortgage Loan or Loans therefor. Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have entered into or made with respect to such Eligible Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.4. The procedures applied by the Transferor in selecting each Eligible Substitute Mortgage Loan shall not be adverse to the interests of the Trustee, the Certificate Insurer and the Certificateholders and shall be comparable to the selection procedures applicable to the Mortgage Loans conveyed hereunder as of the date of this Agreement.

     The provisions of this Section 2.2(d) shall also apply to any substitution of Eligible Substitute Mortgage Loan or Loans by the Transferor pursuant to
Section 2.4(b) and by the Servicer pursuant to Section 3.1.

     The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

Section 2.3   Representations and Warranties Regarding the Servicer.
              -----------------------------------------------------

     The Servicer represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the date of this Agreement and as of the Closing Date that:

     (i) The Servicer is validly existing as a federally chartered savings bank in good standing under the laws of the United States and has the corporate power and authority to own its assets and to transact the business in which it is currently engaged.

     (ii) The Servicer has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' or obligees' rights generally or the rights of creditors or obligees of federally chartered savings banks, the deposits of which are insured by the SAIF, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

     (iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for any such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

     (iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the charter or bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by. which the Servicer may be bound.

     (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Certificates which could have a material adverse effect on the transactions contemplated by this Agreement.

     (vi) The Servicer has fully complied, and will continue to maintain full compliance, with the provisions of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S) 1823(e)).

Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties in this Section 2.3 which materially and adversely affects the interests of the Certificateholders, such party shall give prompt written notice of such breach to the other parties. Within sixty (60) days after its discovery or receipt of notice of any such breach, the Servicer shall cure such breach in all material respects.

Section 2.4   Representations and Warranties of the Transferor Regarding the
              --------------------------------------------------------------
              Mortgage Loans; Removal and Substitution Obligations.
              ----------------------------------------------------

     (a) The Transferor represents and warrants to the Trustee, the Certificate Insurer, and the Certificateholders as of the date of this Agreement and as of the Closing Date and as of the related Cut-Off Date for each applicable Mortgage Loan transferred to the Trust (unless otherwise specified) that:

     (i) As of the Closing Date, with respect to the Initial Mortgage Loans and the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, the information set forth on the Mortgage Loan Schedule was true and correct in all material respects.

     (ii) Each Mortgage is a valid lien on the related Mortgaged Property, subject only to (a) the lien of current real property taxes and assessments, (b) the lien of the related first mortgage loan, if any, which first mortgage loan does not contain a future advance provision, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such

              Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by such Mortgage.

     (iii) Immediately prior to the transfer and assignment by the Transferor to the Custodial Agent for the benefit of the Trustee, the Transferor had good title to each Mortgage Loan, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance, except to the extent arising under the Prior Trust Pooling and Servicing Agreements.

     (iv) The transfer to the Trust of the Mortgage Loans constitutes either a valid sale of all right, title and interest of the Transferor in the Mortgage Loans (to the extent provided herein), including the Cut-Off Date Trust Balances thereof, to the Custodial Agent for the benefit of the Trustee or the grant of a first priority perfected security interest therein (to the extent provided herein) to the Custodial Agent for the benefit of the Trustee.

     (v) As of the applicable Cut-Off Date, no Minimum Monthly Payment on or in respect of any Mortgage Loan is thirty (30) or more days past due on a contractual basis.

     (vi) As of the Closing Date, with respect to the Initial Mortgage Loans and as of the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, no Mortgaged Property is subject to any mechanics' lien or claim for work, labor or material which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, except those liens which are fully insured against by the title insurance policy referred to in clause (xiii) below.

     (vii) As of the Closing Date, with respect to the Initial Mortgage Loans and as of the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, there is no lien for any delinquent recording fee, tax or assessment against any Mortgaged Property.

     (viii) As of the Closing Date, with respect to the Initial Mortgage Loans and as of the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, no Loan Agreement or Mortgage is subject to any valid offset, defense or counterclaim.

     (ix) As of the Closing Date, with respect to the Initial Mortgage Loans and as of the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any

              Eligible Substitute Mortgage Loan, to the best knowledge of the Transferor, each Mortgaged Property is free of material damage and is in good repair.

     (x) The Cut-Off Date Trust Balance for each Mortgage Loan was not less than $0 or greater than $500,000.

     (xi) As of the related Cut-Off Date for each of the Mortgage Loans, no Mortgage Loan had a stated maturity date later than 390 months after such Cut-Off Date.

     (xii) At the time it was made, each Mortgage Loan complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws, and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by Certificateholders, will not violate such laws in any material respect.

     (xiii) A lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor (including, without limitation, a title report), was issued on the date of the origination of each Mortgage Loan and is valid and remains in full force and effect with respect to each such Mortgage Loan.

     (xiv) As of the Closing Date, with respect to the Initial Mortgage Loans and as of the applicable Transfer Date, with respect to the Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loan, the Transferor has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Transferor.

     (xv) Each Loan Agreement and each Mortgage is an enforceable obligation of the related Mortgagor, except as enforceability may be limited by (a) bankruptcy, insolvency or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and, to the best knowledge of the Transferor, there is no offset, defense, claim or counterclaim to any obligation under such Loan Agreement, as so amended, or under the Mortgage, including the obligation of the Mortgagors to pay principal and interest in accordance with the terms of such Loan Agreement, as so amended.

     (xvi) As of the applicable Cut-Off Date, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 115% (rounded to the nearest whole percent).

     (xvii) As of the Cut-Off Date for the Initial Mortgage Loans, the weighted average Combined Loan-to-Value Ratio of the Initial Mortgage Loans was 61.2%.

     (xviii) As of the Cut-Off Date for the Initial Mortgage Loans, not more than 3.0% of the Initial Mortgage Loans by principal balance was secured by Mortgaged Properties located in one United States zip code.

     (xix) No selection procedure reasonably believed by the Transferor to be adverse to the interests of the Certificateholders or the Certificate Insurer was utilized in selecting the Mortgage Loans.

     (xx) The Mortgage File for each Mortgage Loan contains all required documents referred to in the first paragraph of Section 2.1(b), and such documents bear manual signatures and relate to such Mortgage Loan.

     (xxi) As of the Initial Cut-Off Date and each applicable Transfer Date, not more than 5% of the Cut-Off Date Trust Balances of the Mortgage Loans are Sub-Prime Loans.

     (b) The representations and warranties set forth in Section 2.4(a) shall survive the delivery of the Mortgage Files to the Custodial Agent. Upon discovery by the Transferor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties with respect to any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give written notice thereof to the other parties within five
(5) days after such discovery. Within sixty (60) days after its discovery or its receipt of notice of any such breach, the Transferor shall use all reasonable efforts to cure such breach in all material respects. Unless at the expiration of such 60-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Transferor shall, not later than the Business Day immediately preceding the Distribution Date in the month following the related Collection Period in which any such cure period expired, remove such Defective Mortgage Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) in exchange for either (i) deposit of the Reassignment Deposit Amount or (ii) substitution in its place of an Eligible Substitute Mortgage Loan or Loans, in either case in the same manner and subject to the same conditions as set forth in Section 2.2(c). In conjunction with any removal pursuant to the foregoing, the Transferor shall be entitled to receive an assignment of the removed Mortgage Loan and a release of the related Mortgage File from the Custodial Agent to the extent set forth in Section 2.2(c). The obligation of the Transferor to remove any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Transferor with respect to such breach available to Certificateholders, the Trustee on behalf of Certificateholders, or the Certificate Insurer.

     A breach of the representation and warranty set forth in clause (xx) of
Section 2.4(a) with respect to any Mortgage Loan shall be deemed to affect materially and adversely the interests of the Certificateholders and the Certificate Insurer in such Mortgage Loan. Notwithstanding the first paragraph of this Section 2.4(b) the provisions of Section 2.2(b) shall control with respect to notice and cure periods applicable to the correction of any defective Mortgage Files and the obligations of the Transferor with respect thereto.

     The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

Section 2.5  Official Record.
             ---------------

     The Transferor and the Servicer agree that, so long as the Certificates remain outstanding, this Agreement shall remain outstanding as an official record of the Transferor within the meaning of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S) 1823(e)).

Section 2.6  Retransfers of Mortgage Loans at Election of Transferor.
             -------------------------------------------------------

     Subject to the conditions set forth below, the Transferor may, but shall not be obligated to, require the retransfer of Mortgage Loans and the related property from the Trust to the Transferor as of the last Business Day of any Collection Period (the "Retransfer Date"). On the 27th day of such Collection Period or if that day is not a Business Day the next preceding Business Day (the "Retransfer Notice Date"), the Transferor shall give the Trustee and the Custodial Agent a notice of the proposed retransfer that contains a list of the Mortgage Loans and the related property to be retransferred. Such retransfers of Mortgage Loans and the related property shall be permitted upon satisfaction of the following conditions:

     (i)   the Removal Condition is satisfied;

     (ii) On or before the Retransfer Date, the Transferor shall have delivered to the Trustee and Custodial Agent a revised Mortgage Loan Schedule, reflecting the proposed retransfer;

     (iii) The Transferor shall represent and warrant that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Investor Certificateholders or the Certificate Insurer were utilized in selecting the Mortgage Loans to be removed from the Trust;

     (iv) Each Rating Agency shall have received on or prior to the Retransfer Notice Date notice of such proposed retransfer of Mortgage Loans and, prior to the Retransfer Date, shall not have notified the Transferor in writing that such retransfer of Mortgage Loans would result in a reduction or withdrawal of its then current rating of the Investor Certificates without taking into account the Certificate Insurance Policy; provided, however that with respect to the first proposed
                   -----------------
           retransfer, each Rating Agency shall have received on or prior to the Retransfer Notice Date notice of such proposed retransfer of Mortgage Loans and, prior to the Retransfer Date, shall have notified the Transferor in writing that such retransfer of Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Investor Certificates without taking into account the Certificate Insurance Policy.

     (v) The Transferor shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (iv), inclusive, have been performed or are true and correct, as the case may be. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

     The "Removal Condition" is satisfied if, on the Retransfer Date, after giving effect to such removal the sum of the Transferor Principal Balance and the Spread Account Amount is not less than the greater of (a) 5% of the Pool Balance on such date and (b) 2% of the Pool Balance on the Cut-Off Date (the "Overall Minimum Amount"); provided, however, that (1) in no event shall the
                           --------  -------
Transferor Principal Balance, after giving effect to such removal, be less than 2% of the Pool Balance and (2) during the Rapid Amortization Period, no removal shall occur unless (A) no Rapid Amortization Event has occurred and (B) immediately prior to such removal, the Pool Balance is at least equal to the sum of (x) the outstanding Investor Certificate Principal Balance and (y) the Overall Minimum Amount.

     Upon receiving the requisite information from the Transferor, the Servicer shall perform in a timely manner those acts required of it as specified above and shall indicate on the Electronic Ledger that the Mortgage Loans retransferred to the Transferor are no longer in the Trust. Upon satisfaction of the above conditions to the extent provided in Section 2.2(c), on the Retransfer Date the Custodial Agent shall deliver to the Transferor the Mortgage File for each Mortgage Loan being retransferred and the Custodial Agent shall execute and deliver to the Transferor such other documents prepared by the Transferor as shall be reasonably necessary to retransfer such Mortgage Loan and related property to the Transferor. Any such retransfer of the Trust's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by or of the Trust to the Transferor.

     The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

Section 2.7  Tax Treatment.
             -------------

     It is the intention of the Transferor and the Investor Certificateholders (and Certificate Owners) that the Investor Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Trustee and each Investor Certificateholder (and Certificate Owner) by acceptance of its Investor Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) and the Certificate Insurer agrees to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income, as indebtedness of the Transferor secured by the Trust Balances of the Mortgage Loans and the Pre-Funding Account and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in an Investor Certificate through it to comply with this Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

Section 2.8  Conveyance of Subsequent Mortgage Loans.
             ---------------------------------------

          (a)    Subject to the satisfaction of the conditions set forth in
Section 2.1 and paragraph (b) below, in consideration of the Trustee's delivery to or upon the order of the Transferor of all or a portion of the amount on deposit in the Pre-Funding Account net of any Pre-Funding Earnings, the Transferor shall, to the extent of the availability thereof, on any Transfer Date transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2.2 and 2.4) all of its right, title and interest in and to (i) each Subsequent Mortgage Loan listed on the schedule delivered by the Transferor on such Transfer Date, including its Cut-Off Date Trust Balance and any Additional Balances thereon and all payments of interest and principal thereon, from whatever source derived, which are received on or with respect to such Subsequent Mortgage Loan on or after the related Cut-Off Date and are allocable to the Trust Balance thereof and (ii) to the extent of the Trust Balances of the Subsequent Mortgage Loans and interest accrued thereon, as provided in this Agreement, (A) any Mortgaged Properties related to the Subsequent Mortgage Loans converted to ownership through Foreclosure Proceedings or otherwise, (B) any insurance policies related to the Subsequent Mortgage Loans, and (C) the related Mortgages, Loan Agreements and other Mortgage File documents for the Subsequent Mortgage Loans; and the proceeds of each of the foregoing. The amount released from the Pre-Funding Account shall be one hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. Upon the transfer by the Transferor of the Subsequent Mortgage Loans hereunder, such Subsequent Mortgage Loans and all other rights and interests with respect to such Subsequent Mortgage Loans shall be deemed for all purposes hereunder to be part of the Trust.

          (b) The obligation of the Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the related Transfer Date:

          (i) the Transferor shall have given the Trustee at least five (5) Business Days notice of the transfer, which notice shall specify the Transfer Date and the aggregate Cut-Off Date Trust Balances of the Subsequent Mortgage Loans to be transferred on such date;

          (ii) the Transferor shall have delivered to the Trustee and Custodial Agent an amended Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

          (iii) the Transferor shall have deposited in the Certificate Account all collections in respect of such Subsequent Mortgage Loans received on or after the Cut-Off Date allocable to the Trust Balances of such Subsequent Mortgage Loans;

          (iv) the representations and warranties of the Transferor in Section 2.4, to the extent such representations and warranties do not pertain exclusively to the Initial Mortgage Loans, shall be true and correct with respect to the Subsequent Mortgage Loans as of the related Transfer Date;

          (v) the Transferor shall have delivered the related Mortgage Files to the Custodial Agent pursuant to Section 2.1(b);

          (vi)   the Pre-Funding Period shall not have terminated;

          (vii) the Transferor shall represent and warrant that no selection procedures reasonably believed by the Transferor to be adverse to the interests of the Investor Certificateholders or the Certificate Insurer were utilized in selecting the Subsequent Mortgage Loans;

          (viii) the Certificate Insurer shall have consented to such transfer of Subsequent Mortgage Loans (which consent shall not be unreasonably withheld or delayed);

          (ix) the transfer of the Subsequent Mortgage Loans shall not result in a reduction or withdrawal of the rating on the Investor Certificates without regard to the Certificate Insurance Policy; and

          (x) the Transferor shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).


                                  ARTICLE III
                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

Section 3.1  The Servicer.
             ------------

        (a) The Servicer shall service and administer the Mortgage Loans in accordance with its customary procedures consistent with general industry practice, provided, however, that such procedures shall be the same in all
          --------  -------
material respects as the procedures followed by the Servicer in the conduct of its servicing responsibilities pursuant to the Prior Trust Pooling and Servicing Agreements. The Servicer shall have full power and authority, acting alone or through one or more subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Any amounts received by a subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee and Custodial Agent under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (b) The Servicer shall not consent to the placement of a lien on the Mortgaged Property senior to that of the related Mortgage unless (i) such action is consistent with reasonable commercial practice and (ii) such consent is given in any one of the following three situations:

         (A) such Mortgage was in a first lien position as of the date the related Mortgage Loan was conveyed to the Trust and is in a first lien position immediately prior to the placement of such senior lien and the Updated Combined Loan-to-Value Ratio of such Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the date such Mortgage Loan was conveyed to the Trust;

         (B) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and either (i) the outstanding principal amount of the mortgage loan secured by such senior lien is no greater than the outstanding principal amount of the first mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was conveyed to the Trust or (ii) the Updated Combined Loan-to-Value Ratio of such Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the date such Mortgage Loan was conveyed to the Trust; or

         (C) such senior lien secures a mortgage loan that refinances an existing first mortgage loan and either (i) the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of such refinancing or (ii) the Updated Combined Loan-to-Value Ratio of the applicable Mortgage Loan is not greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the date such Mortgage Loan was conveyed to the Trust.

     (c) In connection with the servicing and administration of the Mortgage Loans, the Servicer, at the request of a Mortgagor, may increase the Credit Limit of up to 10% of the Mortgage Loans by modifying the related Loan Agreement to provide for such additional amount. However, in the event that (i) a new loan agreement rather than a modification of such Loan Agreement is proposed to be entered into in connection with such increase or (ii) such Loan Agreement is proposed to be modified to provide for an increased Credit Limit and the Combined Loan-to-Value Ratio of such Mortgage Loan following such increase and as a result thereof exceeds 80% (rounded to the nearest whole percent), the Servicer, not later than the Business Day immediately preceding the Distribution Date next following the related Collection Period, shall either purchase the applicable Mortgage Loan or substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan.

     The Mortgage Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Mortgage Loans provided for in this Section.

     (d) The Servicer may agree to changes in the terms of a Mortgage Loan, provided, however, that such changes (i) do not materially adversely affect the
--------  -------
interests of Certificateholders or the Certificate Insurer and (ii) are consistent with prudent business practice; provided, further, that the Servicer may agree to any changes in the terms of the Mortgage Loans if the Servicer, not later than the Business Day immediately preceding the Distribution Date next following the related Collection Period shall either remove the applicable Mortgage Loan or substitute an Eligible Mortgage Loan or Loans for such Mortgage Loan.

     (e) Any purchase of, or substitution of an Eligible Substitute Mortgage Loan or Loans for, a Defective Mortgage Loan by the Servicer pursuant to this
Section 3.1 shall be effected in the same manner and subject to the same conditions as set forth in Section 2.2(c). Upon completing any such purchase or substitution, the Servicer shall receive an assignment of such Defective Mortgage Loan and a release of the related Mortgage File from the Custodial Agent to the extent set forth in Section 2.2(c).

     (f) The Servicer may reduce the Margin of any Mortgage Loan up to 0.25%. Except as otherwise required by any requirement of law applicable to the Servicer, the Servicer shall not reduce the Margin of any Mortgage Loan by more than 0.25% per annum unless (i) the Servicer has received an opinion of counsel that such reduction in the Margin will not materially adversely affect the characterization of the Investor Certificates as debt for Federal income tax purposes, (ii) the Certificate Insurer has consented to such reduction and (iii) the Servicer has received confirmation from each Rating Agency then rating the Investor Certificates that such reduction will not cause a reduction or withdrawal of the rating of the Investor Certificates without regard to the Certificate Insurance Policy; provided however that, the Servicer may reduce the
                              ---------------------
Margin of any Mortgage Loan by more than 0.25% if the Servicer, not later than the Business Day immediately preceding the Distribution Date following the related Collection Period shall either remove the applicable Mortgage Loan or substitute an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan.

     (g) The Servicer may extend the maturity date on (i) any Mortgage Loan which is then currently in default under the terms of the related Loan Agreement, (ii) any Mortgage Loan; provided that the Servicer may only grant the
                                   --------
extensions described in this clause (ii) in any one calendar year on Mortgage Loans with aggregate Trust Balances of up to 2% of the Pool Balance as of the beginning of such calendar year (net of the Pre-Funded Amount) as subsequently adjusted for Subsequent Mortgage Loans transferred to the Trust, (iii) any Mortgage Loan in respect of which the Servicer has delivered a certificate to the Trustee certifying that such extension will not materially adversely affect the interests of the Investor Certificateholders and (iv) any Mortgage Loan for which the Servicer has not later than the Business Day immediately preceding the Distribution Date next following the related Collection Period either removed the applicable Mortgage Loan or substituted an Eligible Substitute Mortgage Loan or Loans for such Mortgage Loan; provided, however,
                                                          --------  -------
that no extension on a Mortgage Loan described in clauses (i), (ii) and (iii) shall cause the maturity date of such Mortgage Loan to extend beyond the last day of the Collection Period immediately preceding the Stated Maturity Date.

     (h)     Sections 3.1(f) and 3.1(g) shall be exclusive of and not subject to
Section 3.1(d).

Section 3.2  Collection of Certain Mortgage Loan Payments.
             --------------------------------------------

     (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer, in its discretion, may (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of the servicing of the Mortgage Loans and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid for a period of not more than ninety (90) days after the date of the initial uncured delinquency thereon.

     (b) On or before the Closing Date, the Trustee shall have established, and shall thereafter maintain, a separate trust account in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "Certificate Account"). If such an account maintained with the Trustee would be an Eligible Account, the Certificate Account shall be maintained with the Trustee.

     (c) On the Closing Date, the Servicer shall, subject to this Section 3.2(c), deposit into the Certificate Account any amounts representing payments on, and any collections in respect of, the Initial Mortgage Loans allocable to the Investor Certificateholders received on or after the Cut-Off Date for the Initial Mortgage Loans and through the second Business Day prior to the Closing Date. Thereafter, the Servicer shall, subject to this section 3.2(c), deposit into the Certificate Account on a daily basis within two (2) Business Days following receipt thereof but in any case prior to the immediately succeeding Distribution Date relating to such deposit the following payments and collections allocable to the Trust received or made by it:

     (i)     Daily Investor Interest Collections; and

     (ii)    subject to Section 3.2(e), Daily Investor Principal Collections.

Without limiting the generality of the preceding sentence, the Servicer shall not be required to deposit into the Certificate Account (a) amounts representing fees (including, without limitation, annual fees and any assumption fees payable pursuant to Section 3.5) or late charge penalties or other charges payable by Mortgagors, (b) amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items or (c) any payments or proceeds (including, without limitation, Insurance Proceeds and Liquidation Proceeds) of any Mortgage Loans removed by the Transferor or purchased by the Servicer which are received after the effective date of such removal or purchase or (d) amounts in respect of the Reassignment Deposit Amounts or Substitution Adjustment Amount that are not included in Daily Investor Interest Collections or Daily Investor Principal Collections.

     The Trustee shall deposit into the Certificate Account the Certificate Insurance Draw Amounts received pursuant to Section 4.2.

     (d) The Trustee shall hold amounts deposited into the Certificate Account as trustee for the Certificateholders and the Certificate Insurer to the extent of receipts in respect of the Mortgage Loans to be included in Available Funds and as custodian for the Transferor to the extent of receipts, if any, in excess thereof.

     At the written direction (or oral direction, promptly confirmed in writing) of an Investment Officer, the Trustee shall invest any funds in the Certificate Account in Permitted Investments specified in such direction (including obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments). Such direction shall designate specific investments and shall certify that the specified investments constitute Permitted Investments and mature at the time required hereby. Each investment shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (unless the obligor in respect of such investment is the Trustee and the Trustee is acting as the Paying Agent, in which case such investment may mature on such Distribution
Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment of funds constituting Available Funds shall be distributed to Certificateholders or the Certificate Insurer pursuant to Section 5.1(a). The Trustee shall not be liable for any loss incurred in connection with any such investment except with respect to any investment issued or guaranteed by the Trustee in its individual capacity.

     (e) With respect to the amounts required to be deposited into the Certificate Account pursuant to item (ii) of Section 3.2(c), on any day during the Managed Amortization Period where the amount on deposit in the Certificate Account for the related Collection Period is greater than or equal to 1% of the Investor Certificate Principal Balance as of the immediately prior Distribution Date, the Servicer shall be required to deposit into the Certificate Account an amount, but not less than zero, equal to (x) the aggregate amount of Principal Collections for such Collection Period through such date minus the aggregate amount of Draws for such Collection Period through such date minus (y) 1% of the Investor Certificate Principal Balance as of the immediately prior Distribution Date.

     (f) Any amounts received pursuant to Sections 2.2(c), 2.4(b) and 3.1, in respect of a Reassignment Deposit Amount or a Substitution Adjustment Amount shall be deemed to be received by the Trustee and the Servicer on the last day of the prior calendar month.

Section 3.3  Permitted Withdrawals from the Certificate Account.
             --------------------------------------------------

       (a) The Trustee may, from time to time, make withdrawals from the Certificate Account subject to the conditions and for the purposes set forth in this Agreement, including the following:

       (i)   to make distributions and payments as provided in Section 5.1;

       (ii) to indemnify the Servicer to the extent required or permitted pursuant to Section 7.3(b) or 7.3(c);

       (iii) to pay the Transferor or the Servicer, as applicable, amounts received in respect of Defective Mortgage Loans during the Collection Period occurring in the month in which such Defective Mortgage Loans were purchased or replaced or which were otherwise reflected in the calculation of the related Reassignment Deposit Amount or any Substitution Adjustment Amount; and

       (iv)  to clear and terminate the Certificate Account in accordance with
             Section 10.1.

       (b) To the extent that the amounts described in item (ii) of Section 3.2(c) on deposit in the Certificate Account on the second Business Day after the last day of a Collection Period, excluding any amounts to be withdrawn pursuant to Section 3.3(a) allocable to such amounts, are in excess of the Scheduled Principal Collections Distribution Amount for the following Distribution Date, such excess shall be withdrawn from the Certificate Account on such day by the Trustee, at the written direction of the Servicer, and paid over to the Transferor Certificateholder. Any provision herein to the contrary notwithstanding, if the Servicer or the Transferor deposits into the Certificate Account any amount not required to be deposited therein pursuant to Section 3.2(c), the Servicer may at any time instruct the Trustee to withdraw such amount from the Certificate Account and to pay such amount to the Servicer. The Servicer shall deliver an Officer's Certificate to the Trustee which states that it is submitted pursuant to this Section 3.3(c) and specifies any amounts deposited in error. If the facts set forth on the face of such Officer's Certificate indicate that amounts deposited were not required to be deposited into the Certificate Account pursuant to Section 3.2(c), the Trustee shall withdraw such amount and pay over such amount to the Servicer. To the extent that any amounts withdrawn are payable to the Transferor, the Servicer shall receive such amounts as custodian for the Transferor.

       (c) Any provision herein to the contrary notwithstanding, the Servicer may debit against any amount required to be deposited into the Certificate Account any amount previously deposited into the Certificate Account in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment.

Section 3.4  Maintenance of Hazard Insurance; Property Protection Expenses.
             -------------------------------------------------------------

     The Servicer, in accordance with its customary servicing procedures, shall cause to be maintained for each Mortgage Loan hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the sum of the Loan Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also maintain, on property acquired in Foreclosure Proceedings, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Loan Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such Foreclosure Proceedings, plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited as Liquidation Proceeds or Insurance Proceeds into the Certificate Account to the extent provided in Section 3.2(c). In cases in which any Mortgaged Property is located in a federally designated special flood hazard area, the hazard insurance to be maintained for the related Mortgage Loan, or on property acquired in Foreclosure Proceedings, shall include flood insurance.
All such flood insurance shall be in an amount equal to the lesser of (i) the maximum amount available under standard flood insurance in such designated flood area and (ii) the sum of the Loan Balance of the applicable Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.4. Any such blanket policy may contain a deductible clause. In the event that there shall have been a loss which would otherwise have been covered by such blanket policy if such blanket policy did not contain a deductible clause, the Servicer shall deposit into the Certificate Account to the extent provided for in Section 3.2(c) the Trust proportion (computed on the basis of the ratio of the Trust Balance to the Loan Balance at the time of deposit) of the amount not otherwise payable under the blanket policy because of such deductible clause.

Section 3.5  Assumption and Modification Agreements.
             --------------------------------------

     In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of the Mortgage Loan secured thereby unless it is prohibited from doing so by applicable law. If the Servicer is prevented from enforcing such right by applicable law, the Servicer (so long as such action conforms with the Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Loan Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. No change in the terms of the related Loan Agreement may be made by the Servicer in connection with any such assumption or modification to the extent that such change would not be permitted to be made in respect of the original Loan Agreement pursuant to Section 3.1. The Servicer shall notify the Trustee that any assumption and modification agreement has been completed by delivering to the Trustee (i) an Officer's Certificate certifying that such agreement is in compliance with this Section 3.5 and (ii) a manually executed copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into any such agreement shall be retained by the Servicer as additional servicing compensation.

Section 3.6   Realization Upon Defaulted Mortgage Loans.
              -----------------------------------------

     The Servicer shall use its best efforts to foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default or to pay in full such senior mortgage loan) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general junior mortgage servicing activities. Notwithstanding the foregoing, the Servicer shall not be required to foreclose upon or otherwise take any action with respect to any defaulted Mortgage Loan which would result in the Trust's acquisition of title to the related Mortgaged Property if, in the reasonable judgment of the Servicer, such Mortgaged Property is subject to toxic waste or other environmental hazards that could subject the owner of such Mortgaged Property to liability under applicable law in excess of the reasonable liquidation value of such Mortgaged Property. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any Mortgaged Property unless it shall determine, in its discretion, that such foreclosure, correction or restoration will increase Net Liquidation Proceeds.

     In the event that title to any Mortgaged Property securing a Mortgage Loan is acquired in Foreclosure Proceedings, the deed or certificate of sale shall be issued to the Custodial Agent, on behalf of Certificateholders to the extent of their interest therein. With respect to any Common Mortgage Loan with an outstanding balance owned by a Prior Trust, in the event that the Trust acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, such Mortgaged Property shall be disposed of by or on behalf of the Trust within two (2) years after its acquisition by the Trust, which shall not be at the expense of the trustee, unless the Trustee shall have received an Opinion of Counsel, which shall not be at the expense of the Trustee, to the effect that the holding by the Trust of such Mortgaged Property subsequent to two (2) years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the applicable Prior Trust as defined in section 860F of the Code or cause the applicable Prior Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Liquidation Expenses incurred by the Servicer in connection with a defaulted Mortgage Loan shall be recoverable by the Servicer solely out of Liquidation Proceeds received in respect of the same defaulted Mortgage Loan, and shall be recovered at the time that such defaulted Mortgage Loan becomes a Liquidated Mortgage Loan. The Servicer's failure to claim reimbursement for Liquidation Expenses out of Liquidation Proceeds received in respect of the related Liquidated Mortgage Loan for any one or more Collection Periods shall not in any way be deemed a waiver of its right in the future to seek reimbursement for such Liquidation Expenses or additional Liquidation Expenses out of Liquidation Proceeds received in respect to the related Mortgage Loan for subsequent Collection Periods.

Section 3.7   Trustee to Cooperate.
              --------------------

     Upon the payment in full of the Trust Balance of any Mortgage Loan or the distribution of all Investor Liquidation Proceeds with respect to any Mortgage Loan, the Servicer shall promptly so notify the Trustee or the Custodial Agent by a certification, substantially in the form of Exhibit H, of a Servicing Officer. Such certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited into the Certificate Account pursuant to Section 3.2(c) have been so deposited. Upon any such payment or distribution, (i) the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.1(a), if the Loan Balance of such Mortgage Loan equals zero, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and delivered to the Person entitled thereto, and (ii) the Custodial Agent shall release the related Mortgage File to the Transferor. No expenses incurred in connection with such instrument of satisfaction or assignment shall be reimbursed from amounts at the time on deposit in the Certificate Account, the Pre-Funding Account, the Spread Account or the Capitalized Interest Account. No certificate or expense incurred pursuant to this Section 3.7 shall be at the expense of the Trustee.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Custodial Agent or the Trustee shall, upon request and at the expense of the Servicer and upon delivery to the Custodial Agent or the Trustee of a trust receipt substantially in the form of Exhibit I signed by a Servicing Officer, release the related Mortgage File to the Servicer solely for the purposes specified in the Servicer's request, and the Custodial Agent shall execute such documents prepared by and at the expense of the Servicer as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions by the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Custodial Agent or the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified stating that the Investor Liquidation Proceeds with respect to such Mortgage Loan have been deposited into the Certificate Account pursuant to Section 3.2(c), the trust receipt shall be released by the Custodial Agent to the Servicer.

     In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default, the Custodial Agent shall, if so requested in writing by the Servicer, assign such Mortgage Loan without recourse for the purpose of collection to the Servicer or its designee. Any such assignment shall be prepared by the Servicer and shall unambiguously indicate that the assignment is for the purpose of collection only. Upon such assignment, such assignee for collection shall thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan, and the Servicer shall deposit the Investor Liquidation Proceeds received with respect thereto into the Certificate Account to the extent provided in Section 3.2(c). In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, the assignee for collection shall promptly reassign such Mortgage Loan to the Custodial Agent.

Section 3.8   Servicing Compensation; Payment of Certain Expenses by Servicer.
              ---------------------------------------------------------------

        (a) As compensation for its services hereunder, the Servicer shall receive on each Distribution Date, a monthly fee (the "Servicing Fee") equal to the product of (x) the Servicing Fee Rate divided by 12 and (y) the Invested Amount less 98% of the Pre-Funded Amount (excluding any Pre-Funding Earnings) as of the opening of business on the first day of the preceding Collection Period or, with respect to the first Distribution Date, as of the Closing Date. For any Distribution Date, such fee shall be payable monthly in arrears in accordance with Section 5.1(a). Additional servicing compensation in the form of fees, late payment charges or otherwise shall be retained by the Servicer as additional servicing compensation.

        (b) The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of the independent accountants referred to in Section 3.10, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Certificateholders, all Trustee fees and expenses payable to the Trustee pursuant to Section 9.5, and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders (including, without limitation, the cost of obtaining Opinions of Counsel required under this Agreement, except as otherwise provided herein), and shall not be entitled to reimbursement therefor except to the extent that such expenses constitute Liquidation Expenses or as otherwise specifically provided herein.

Section 3.9   Annual Statement as to Compliance.
              ---------------------------------

     The Servicer shall deliver to the Trustee and the Certificate Insurer, on or before December 31 of each year, beginning with December 31, 1998, an Officer's Certificate signed by an officer of the Servicer stating that (i) a review of the activities of the Servicer during the preceding twelve (12) months ended September 30 (or, in the case of the first such Certificate, the applicable period ended September 30) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the

Servicer has fulfilled all its material obligations under this Agreement throughout such year or applicable period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

Section 3.10  Annual Independent Public Accountants' Servicing Report.
              -------------------------------------------------------

     The Servicer, at its expense, shall cause a firm of independent public accountants (who shall be a member of the American Institute of Certified Public Accountants and may also render other services to the Servicer or the Transferor) to furnish a statement to the Trustee and the Certificate Insurer on or before December 31 of each year, beginning with December 31, 1998, to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans by the Servicer under this Agreement during the preceding twelve (12) months ended September 30 (or, in the case of the first such Certificate, the applicable period ended September 30) and that such examination, which has been conducted substantially in accordance with (i) the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants or
(ii) the requirements of the Uniform Single Audit Program for Mortgage Bankers (to the extent that the procedures in such audit guide or audit program are applicable to the servicing obligations hereunder), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

Section 3.11  Access to Certain Documentation and Information Regarding the
              -------------------------------------------------------------
              Mortgage Loans.
              --------------

        (a) The Servicer and the Transferor shall provide to the Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision (successor to the Federal Home Loan Bank Board), the Federal Deposit Insurance Corporation and the supervisory agents and examiners of the Office of Thrift Supervision, access to the documentation regarding the Mortgage Loans to the extent required by applicable regulations of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (acting as operator of the SAIF or the BIF). The Servicer and the Transferor shall provide to the Trustee, and the Servicer, the Transferor and the Trustee shall provide to the Certificate Insurer, access to the documentation regarding the Mortgage Loans. Such access in all cases shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer, the Transferor or the Trustee, as the case may be. Nothing in this Section 3.11(a) shall derogate from the obligation of the Transferor or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, and the failure of the Transferor or the Servicer to provide access as provided in this Section 3.11(a) as a result of such obligation shall not constitute a breach of this Section 3.11(a).

        (b) The Servicer shall supply information in such form as the Trustee shall reasonably request to the Paying Agent and the Trustee, on or before the Determination Date preceding the related Distribution Date, as is required in the Trustee's reasonable judgment to enable the Paying

Agent or the Trustee, as the case may be, to make required distributions and to furnish the required reports to Certificateholders and to make any drawing under the Certificate Insurance Policy.

Section 3.12  Maintenance of Certain Servicing Policies.
              -----------------------------------------

     The Servicer shall during the term of its service as Servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of the Federal National Mortgage Association for persons performing servicing for mortgage loans purchased by such Association.

Section 3.13  Reports to the Securities and Exchange Commission.
              -------------------------------------------------

     The Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder.

Section 3.14  Information Required by the Internal Revenue Service Generally and
              ------------------------------------------------------------------
              Reports of Foreclosures and Abandonments of Mortgaged Property.
              --------------------------------------------------------------

     In addition to the requirements set forth in Section 3.1, the Servicer shall prepare and file, or cause to be prepared and filed, and shall file or cause to be filed, all federal and state information reports when and as required by all applicable state and federal income tax laws, including, without limitation, reports required by Section 6050J of the Code.

Section 3.15  Tax Returns.
              -----------

     In accordance with Section 2.7 hereof, the Trustee shall not file any Federal or State income tax return for the Trust or apply for a taxpayer identification number on behalf of the Trust. The Transferor shall treat the Trust Balances of the Mortgage Loans as its property for all Federal and State tax purposes and shall report all income earned thereon (including amounts payable as fees to the Servicer) as its income for federal income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file Federal or State tax returns, the Trustee shall prepare and file or shall cause to be prepared and filed any tax returns required to be filed by the Trust; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer provided, however, that actions taken by the Trustee pursuant to this Section 3.15 shall not be at the expense of the Trustee. The Servicer shall also prepare or shall cause to be prepared all tax information required by and to be distributed to Certificateholders. Except as provided otherwise herein with respect to the Transferor, in no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners in connection with or arising under any tax law, including without limitation federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

                                  ARTICLE IV

      SERVICING CERTIFICATE; CERTIFICATE INSURANCE POLICY; SPREAD ACCOUNT

Section 4.1   Servicing Certificate.
              ---------------------

     With respect to each Distribution Date, the Servicer shall, not later than the related Determination Date, deliver to the Trustee, to the Certificate Insurer and to the Rating Agencies a Servicing Certificate substantially in the form of Exhibit J stating the related Collection Period, the designation of the Certificates, the date of this Agreement, and the following information:

      (i) the aggregate amount of collections received on the Mortgage Loans on or prior to the Determination Date in respect of such Collection Period;

      (ii) the aggregate amount of (a) Trust Interest and (b) Principal Collections for such Collection Period:

      (iii) the Investor Certificateholder's Floating Allocation Percentage and the Investor Fixed Allocation Percentage as of the last day of such Collection Period;

      (iv)    the Investor Interest Collections for such Collection Period;

      (v)     the Investor Principal Collections for such Collection Period;

      (vi) the aggregate amount of (a) Trust Interest and (b) Principal Collections paid to the Transferor Certificateholder for such Collection Period;

      (vii) Investor Certificate Interest and the Investor Certificate Rate for the related Accrual Period;

      (viii) the amount, if any, of such Investor Certificate Interest that is not payable on account of insufficient Investor Interest Collections, funds on deposit in the Spread Account, and amounts under the Certificate Insurance Policy;

      (ix) the portion of the Unpaid Investor Certificate Interest Shortfall, if any, plus interest thereon at the Certificate Rate applicable from time to time (separately stated) to be distributed on such Distribution Date;

      (x) the Unpaid Investor Certificate Interest Shortfall, if any, to remain after the distribution on such Distribution Date;

      (xi)    the Scheduled Principal Collections Distribution Amount;

      (xii) the sum of (x) the aggregate Reassignment Deposit Amount for any Mortgage Loans which are required to be removed on the Business Day immediately preceding such Distribution Date pursuant to
              Section 2.2(c), 2.4(b) or 3.1 and (y) any Substitution Adjustment Amounts required to be deposited into the Certificate Account on the Business Day immediately preceding such Distribution Date pursuant to Section 2.2(c), 2.4(b) or 3.1;

      (xiii) the aggregate amount, if any, of Investor Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Investor Certificateholders pursuant to Section 5.1(a)(vi);

      (xiv) the aggregate Trust Balance of the Mortgage Loans, as of the end of the preceding Collection Period and the end of the second preceding Collection Period;

      (xv) the Pool Balance as of the end of the preceding Collection Period and the Pool Balance as of the end of the second preceding Collection Period;

      (xvi)   the Invested Amount as of the end of such Collection Period;

      (xvii) the Investor Certificate Principal Balance prior to and after giving effect to the distribution on such Distribution Date;

      (xviii) the Transferor Principal Balance as of the end of such Collection
              Period;

      (xix) the aggregate amount of Additional Balances created during such Collection Period;

      (xx) the aggregate of the Trust Balances as of the end of such Collection Period of all Mortgage Loans which became Liquidated Mortgage Loans for such Distribution Date;

      (xxi) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying each such Rapid Amortization Event if one has occurred;

      (xxii) whether an Event of Default has occurred since the prior Determination Date, specifying each such Event of Default if one has occurred;

      (xxiii) the amount to be distributed to the Certificate Insurer pursuant to Section 5.1(a)(iv);

      (xxiv)  the amount to be distributed to the Spread Account pursuant to
              Section 5.1(a)(viii);

      (xxv) the Certificate Insurance Draw Amount, if any, for such Distribution Date;

      (xxvi) the amount to be distributed to the Transferor Certificateholder pursuant to Section 5.1(a)(xi);

      (xxvii) the Pre-Funded Amount as of such Distribution Date;

      (xxviii)the amount of Pre-Funding Earnings, if any, to be deposited in the Certificate Account for such Distribution Date;

      (xxix) the amount of funds on deposit in the Spread Account and the applicable Spread Account Requirement;

      (xxx) the aggregate of the Trust Balances of the Subsequent Mortgage Loans purchased during such Collection Period;

      (xxxi) the amount on deposit in the Capitalized Interest Account as of such Distribution Date;

      (xxxii) the Capitalized Interest Requirement to be deposited in the Certificate Account for such Distribution Date;

      (xxxiii)the amount of any Basis Risk Payment then due.

Section 4.2   Certificate Insurance Policy.
              ----------------------------

      (a) The Trustee shall submit, if necessary, the Notice of Nonpayment and Demand for Payment of Insured Amounts (as defined in and in the form specified by the Certificate Insurance Policy) in the amount of the Certificate Insurance Draw Amount to the Certificate Insurer no later than 12:00 noon, New York City time, on the second Business Day prior to each Distribution Date. Upon receipt of such Certificate Insurance Draw Amount in accordance with the terms of the Certificate Insurance Policy, the Trustee shall deposit such Certificate Insurance Draw Amount in the Certificate Account for distribution to the Investor Certificateholders on the related Distribution Date.

      (b) Subject only to the priority of payment provisions of this Agreement, each of the Transferor, the Servicer and the Trustee acknowledges that, to the extent of any payment made by the Certificate Insurer pursuant to the Certificate Insurance Policy, the Certificate Insurer is to be fully subrogated to the extent of such payment (as described in Section 5.1(a)(vii) and (ix)) and any additional interest due on any late payment, to the rights of the Investor Certificateholders under this Agreement or otherwise. Each of the Transferor, the Servicer and the Trustee agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of the Certificate Insurer, as evidenced in writing to the Transferor, the Servicer and the Trustee, are necessary to evidence such subrogation and, subject to the priority of payment provision of this Agreement, to perfect the rights of the Certificate Insurer to receive any moneys paid or payable in respect of the Investor Certificates under this Agreement or otherwise.

Section 4.3   Replacement Certificate Insurance Policy.
              ----------------------------------------

     In the event the rating of the Certificate Insurer is downgraded by any Rating Agency, such that the rating of the Investor Certificates is reduced, suspended or withdrawn, the Servicer shall be permitted, in accordance with the terms of the Insurance Agreement, but shall not be obligated, to substitute a new certificate insurance policy for the Certificate Insurance Policy or may arrange for any other form of credit enhancement; provided, however, that, in
                                                  --------  -------
each case, the rating of the Investor Certificates following any such substitution shall be the highest rating available from each of the Rating Agencies and provided further that the Certificate Insurer is reimbursed for all amounts due under this Agreement and the Insurance Agreement. It shall be a condition to substitution of any such new certificate insurance policy or other form of credit enhancement that there be delivered to the Trustee (i) an Officer's Certificate by the Servicer stating that the conditions to such substitution set forth in this Section 4.3 (other than in clause (ii)) have been satisfied and (ii) a legal opinion, acceptable in form to the Trustee, from counsel to the provider of such certificate insurance policy or other form of credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require. Upon receipt of written notice of any such substitution from the Servicer and the taking of physical possession of the replacement certificate insurance policy or other form of credit enhancement, the Trustee shall, within five (5) Business Days following receipt of such notice and such taking of physical possession, deliver the Certificate Insurance Policy to the Certificate Insurer and the Certificate Insurer will have no further liability under the Certificate Insurance Policy.

Section 4.4   Spread Account.
              --------------

      (a) On or before the Closing Date, the Trustee shall have established, and shall thereafter maintain with itself in the name of the Trustee for the benefit of the Certificateholders a segregated trust account (the "Spread Account") which shall be an Eligible Account.

      (b) At the written direction (or oral direction, promptly confirmed in writing) of an Investment Officer, the Trustee shall invest any funds in the Spread Account in Permitted Investments specified in such direction (including obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments). Such direction shall designate specific investments and shall certify that the specified investments constitute Permitted Investments and mature at the time required hereby. Each investment shall mature not later than the Business Day immediately preceding the next Distribution Date.

      (c) On each Distribution Date, all interest and other investment income on funds on deposit in the Spread Account shall be withdrawn from the Spread Account by the Trustee and paid in the following order of priority: (i) to Investor Certificateholders in payment of any Basis Risk Payment then due and not paid pursuant to Sections 5.1(a)(x) and 4.4(f)(i) and (ii) to the Transferor.

     (d) On each Determination Date, the Trustee shall determine (i) the extent to which Investor Interest Collections applied in the order specified in
Section 5.1(a) are insufficient to make distributions as provided in clauses
(ii) and (iii) of Section 5.1(a) on the following Distribution Date and (ii) the amount by which the Investor Certificate Principal Balance exceeds the Invested Amount after giving effect to all other amounts allocable and distributable to principal on such Distribution Date. On each Distribution Date the Trustee shall withdraw from the Spread Account and deposit into the Certificate Account the lesser of the amount on deposit in the Spread Account and an amount equal to the sum of the amounts, if any, determined in clauses (i) and (ii) of the preceding sentence for distribution to the Investor Certificateholders on such Distribution Date.

     (e)     Following the termination of the Trust pursuant to Section 10.1 or
11.2 hereof, amounts then on deposit in the Spread Account shall be paid to the Transferor.

     (f) If on any Distribution Date the amount on deposit in the Spread Account exceeds the Spread Account Requirement, the Trustee shall withdraw such excess and distribute it in the following order of priority:

     (i) to Investor Certificateholders in payment of any Basis Risk Payment then due and not paid pursuant to Section 5.1(a)(x); and

     (ii)    to the Transferor.


                                   ARTICLE V
                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                          RIGHTS OF CERTIFICATEHOLDERS

Section 5.1  Distributions.
             -------------

     (a)     Distributions of Investor Interest Collections and Investment
             -------------------------------------------------------------
Proceeds.
--------

     On each Distribution Date, the Trustee shall distribute out of the Certificate Account to the extent of the sum of (i) Investor Interest Collections, (ii) net income, if any, realized from the investment of Available Funds pursuant to Section 3.2(d) collected or earned during the related Collection Period, (iii) amounts, if any, transferred from the Spread Account relating to interest pursuant to Section 4.4(b)(i) and (iv) the portion of the Certificate Insurance Draw Amount, if any, relating to interest pursuant to clause (x) of the definition thereof, the following amounts in the following order of priority to the following Persons (based solely on the information set forth in the Servicing Certificate):

     (i)     the Servicing Fee to the Servicer;

   (ii) the Investor Certificate Interest for such Distribution Date to the Investor Certificateholders (other than any Basis Risk Payment);

   (iii) the Unpaid Investor Certificate Interest Shortfall, if any, for such Distribution Date to the Investor Certificateholders plus, to the extent legally permissible, interest thereon at the Investor Certificate Rate;

   (iv) the premium due under the Certificate Insurance Policy to the Certificate Insurer;

   (v) the Aggregate Investor Liquidation Loss Amount for such Distribution Date to the Investor Certificateholders as principal in reduction of the Investor Certificate Principal Balance;

   (vi) to Investor Certificateholders as principal in reduction of the Investor Certificate Principal Balance the aggregate amount of the Investor Loss Reduction Amounts, if any, for previous Distribution Dates that have not been previously reimbursed to Investor Certificateholders pursuant to this clause (vi);

   (vii) to reimburse the Certificate Insurer for previously unreimbursed Certificate Insurance Draw Amounts together with interest thereon at the applicable rate set forth in the Insurance Agreement;

   (viii) to the Trustee for deposit to the Spread Account up to the Spread Account Requirement;

   (ix) to the Certificate Insurer for any amounts owed to the Certificate Insurer pursuant to the Insurance Agreement, excluding amounts paid pursuant to Sections 5.1(a)(iv) and 5.1(a)(vii) hereof;

   (x) to the Investor Certificateholders for any Basis Risk Payment that has not previously been paid;

   (xi)   any remaining amount to the Transferor Certificateholder.

   (b)    Distribution of Investor Principal Collections.  On each Distribution
          ----------------------------------------------
Date (other than the Stated Maturity Date), the Trustee shall distribute out of the Certificate Account to the Investor Certificateholders, based solely upon the information set forth in the Servicing Certificate, the Scheduled Principal Collections Distribution Amount (together with amounts transferred to the Certificate Account from the Spread Account pursuant to Section 4.4(d) in respect of the amount determined pursuant to Section 4.4(d)(ii) and amounts transferred to the Certificate Account pursuant to Section 4.2(a) in respect of the principal portion of the Certificate Insurance Draw Amount) but not in excess of the Investor Certificate Principal Balance. On the Distribution Date immediately following the end of the Pre-Funding Period (or if the last day of the Pre-Funding Period is a Distribution Date, on such Distribution Date), to the extent any funds are deposited into the Certificate Account pursuant to Section 5.6(e), the Trustee shall distribute such funds to Investor Certificateholders in respect of principal on the Investor Certificates. On the Stated Maturity Date, the Trustee shall distribute to Investor Certificateholders Investor Principal Collections up to the Investor Certificate Principal Balance.

    (c)   [Reserved]

    (d)   Method of Distribution.  The Trustee shall make distributions in
          ----------------------
respect of a Distribution Date to each Investor Certificateholder of record on the related Record Date (other than as provided in Section 10.1 respecting the final distribution) by check or money order mailed to such Investor Certificateholder at the address appearing in the Certificate Register, or upon written request by an Investor Certificateholder delivered to the Trustee at least five Business Days prior to such Record Date, by wire transfer (but only if such Certificateholder is the Depository or such Certificateholder owns of record one or more Investor Certificates having principal denominations aggregating at least $5,000,000), or by such other means of payment as such Investor Certificateholder and the Trustee shall agree. Distributions among Investor Certificateholders shall be made in proportion to the Percentage Interests evidenced by the Investor Certificates held by such Investor Certificateholders.

    (e)   Distributions on Book-Entry Certificates.  Each distribution with
          ----------------------------------------
respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Investor Certificates. None of the Trustee, the Paying Agent, the Certificate Registrar, the Transferor or the Servicer shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of Investor Certificate as set forth in Exhibit A.

    (f)   Distributions of Interest to the Transferor Certificateholder.  On
          -------------------------------------------------------------
each day on which the Transferor Principal Balance is greater than zero, the
Servicer shall distribute to the   Transferor Certificateholder Trust Interest
to the extent not deposited into the Certificate Account pursuant to Section 3.2(c) on such day.

    (g)   Distributions of Principal to the Transferor Certificateholder.  On
          --------------------------------------------------------------
each day on which the Transferor Principal Balance is greater than zero, the Servicer shall distribute to the Transferor Certificateholder Principal Collections to the extent not deposited into the Certificate Account pursuant to
Section 3.2(c) on such day.

Section 5.2   Calculation of the Investor Certificate Rate.
              --------------------------------------------

     On the second LIBOR Business Day preceding each Accrual Period after the initial Accrual Period, the Trustee shall determine LIBOR for such Accrual Period. The Trustee shall promptly advise the Servicer of such determination by tested telex or telefax to the address set forth in Section 12.6. The determination of LIBOR by the Trustee for each such Accrual Period shall (in the absence of manifest error) be final, conclusive and binding upon the Certificateholders, the Servicer and any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns.

Section 5.3   Statements to Certificateholders.
              --------------------------------

     Concurrently with each distribution to Investor Certificateholders, the Servicer shall forward to the Trustee for mailing to each such Investor Certificateholder and the Certificate Insurer a statement with respect to such distribution substantially in the form of Exhibit K and setting forth:

     (i) the Investor Certificateholder's Floating Allocation Percentage for the last day of the preceding Collection Period;

     (ii)   the Investor Certificate distribution amount;

     (iii) the amount of Investor Certificate Interest included in such distribution, the related Investor Certificate Rate and the portion thereof attributable to collections in respect of the Mortgage Loans;

     (iv) the amount, if any, of Unpaid Investor Certificate Interest Shortfall included in such distribution (and the amount of interest thereon);

     (v) the amount, if any, of the remaining Unpaid Investor Certificate Interest Shortfall after giving effect to such distribution;

     (vi) the amount, if any, of principal included in such distribution, separately stating the components thereof (including the portion thereof attributable to collections in respect of the Mortgage Loans);

     (vii) the amount, if any, of the reimbursement of previous Investor Loss Reduction Amounts included in such distribution;

     (viii) the amount, if any, of the aggregate unreimbursed Investor Loss Reduction Amounts after giving effect to such distribution;

     (ix)   the Servicing Fee for such Distribution Date;

     (x) the Invested Amount and the Investor Certificate Principal Balance, each after giving effect to such distribution;

     (xi) the Spread Account Amount, if any, and the amount, if any, transferred from the Spread Account in respect of such Distribution Date;

     (xii) the Pool Balance as of the end of the preceding Collection Period and the number and aggregate of the Trust Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, at the close of business on the last day of the related Collection Period;

     (xiii)   the Certificate Insurance Draw Amount, if any;

     (xiv) the aggregate Liquidation Loss Amount for all Mortgage Loans that became Liquidated Mortgage Loans in the preceding Collection Period;

     (xv) the Trust Balance of any Mortgage Loan, the related Mortgaged Property of which is acquired by the Trust through foreclosure;

     (xvi)    the Pre-Funded Amount;

     (xvii) the aggregate Cut-Off Date Trust Balances of the Subsequent Mortgage Loans purchased during the preceding Collection Period;

     (xviii)  the amount on deposit in the Capitalized Interest Account;

     (xix) the amount of any Basis Risk Payment included in such distribution.

     In the case of information furnished pursuant to clauses (ii), (iii), (iv) and (vi) above, the amounts shall be expressed as a dollar amount per Investor Certificate with a $1,000 denomination.

     Within 90 days after the end of each calendar year, the Servicer shall prepare or cause to be prepared and shall forward to the Trustee the information set forth in clauses (iii) and (vi) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

     The Trustee shall prepare or cause to be prepared (in a manner consistent with the treatment of the Investor Certificates as indebtedness of the Transferor) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to

Certificateholders (including Form 8811) in respect of distributions by the Trustee (or the Paying Agent) on the Investor Certificates and shall file and distribute such forms as required by law.

Section 5.4  Rights of Certificateholders.
             ----------------------------

     The Investor Certificates shall represent fractional undivided interests in the Trust, including the benefits of the Certificate Account, the Pre-Funding Account, the Spread Account and the Capitalized Interest Account and the right to receive Investor Interest Collections, Investor Principal Collections and other amounts at the times and in the amounts specified in this Agreement; the Transferor Certificates shall represent the remaining interest in the Trust.

Section 5.5  Rights of the Certificate Insurer To Exercise Rights of Investor
             ----------------------------------------------------------------
             Certificateholders.
             ------------------

     By accepting its Investor Certificate, each Investor Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have its rights as set forth in this Agreement.

Section 5.6  Pre-Funding Account and the Capitalized Interest Account
             --------------------------------------------------------

       (a) On or before the Closing Date, the Trustee shall have established, and shall thereafter maintain with itself in the name of the Trustee for the benefit of the Certificateholders (i) a segregated trust account (the "Pre-Funding Account") and (ii) a segregated trust account (the "Capitalized Interest Account"), each of which shall be an Eligible Account.

       (b) On the Closing Date, the Transferor shall cause to be deposited in the Pre-Funding Account the Original Pre-Funded Amount and shall cause to be deposited the amount of $556,934.00 in the Capitalized Interest Account.

       (c) At the written direction (or oral direction, promptly confirmed in writing) of an Investment Officer, the Trustee shall invest any funds in the Pre-Funding Account and the Capitalized Interest Account in Permitted Investments specified in such direction (including obligations of the Trustee or any of its affiliates, if such obligations otherwise qualify as Permitted Investments); provided, however that funds on deposit in the Pre-Funding Account shall be invested in the Permitted Investments specified in clause (iv) of the definition thereof or such other investments approved by the Certificate Insurer. Such direction shall designate specific investments and shall certify that the specified investments constitute Permitted Investments and mature at the time required hereby. Each investment shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of such investment (unless the obligor in respect of such investment is the Trustee and the Trustee is acting as the Paying Agent, in which case such investment may mature on such Distribution Date) and shall not be sold or disposed of prior to its maturity. The Trustee shall not be liable for any loss incurred in connection with any such investment except with respect to any investment issued or guaranteed by the Trustee in its individual capacity.

       (d) On any Distribution Date during the Pre-Funding Period, upon satisfaction of the conditions set forth in Section 2.8(b), the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Cut-Off Date Trust Balances of the Subsequent Mortgage Loans sold to the Trust on such date and pay such amount to or upon the order of the Transferor.

       (e) In the event the Pre-Funded Amount has not been reduced to zero by the end of the Pre-Funding Period, the Trustee shall withdraw from the Pre-Funding Account the Investor Fixed Allocation Percentage of the amount on deposit in the Pre-Funding Account (excluding any Pre-Funding Earnings) on the next Distribution Date, or if the last day of the Pre-Funding Period is a Distribution Date, on such Distribution Date, and deposit such amount into the Certificate Account for distribution to the Investor Certificateholders. Any amounts remaining in the Pre-Funding Account following such withdrawal and following the transfer in Section 5.6(f) shall be paid to the Transferor Certificateholder and the Pre-Funding Account shall be closed.

       (f) On each Distribution Date during the Pre-Funding Period, the Trustee shall transfer from the Pre-Funding Account to the Certificate Account for distribution as Investor Interest Collections in accordance with Section 5.1(a), the Pre-Funding Earnings, if any, applicable to such Distribution Date.

       (g) On each Distribution Date during the Pre-Funding Period, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement, if any, for such Distribution Date. In addition, on each Distribution Date during the Pre-Funding Period, the Trustee shall withdraw any Overfunded Amount from the Capitalized Interest Account and pay such amount to the Transferor Certificateholder. On the last day of the Pre-Funding Period or, if such date is not a Distribution Date, on the following Distribution Date, the Trustee shall withdraw any amounts remaining in the Capitalized Interest Account, after giving effect to any withdrawals from the Capitalized Interest Account on such Distribution Date, and pay such amounts to the Transferor Certificateholder and the Capitalized Interest Account shall be closed.

                                  ARTICLE VI
                               THE CERTIFICATES

Section 6.1  The Certificates.
             ----------------

     The Investor Certificates and Transferor Certificates shall be substantially in the forms set forth in Exhibits A and B, respectively, and shall, on original issue, be executed, authenticated and delivered by the Trustee to or upon the order of the Transferor concurrently with the transfer of the Initial Mortgage Loans to the Trustee of the Trust. The Investor Certificates shall be initially evidenced by one or more certificates representing the entire Original Investor Certificate Principal Balance and shall be held in minimum dollar denominations of $1,000 and integral dollar multiples in excess thereof. The sum of the denominations of all outstanding Investor Certificates shall equal the Original Investor Certificate Principal Balance. The Transferor Certificates shall be issuable as one or more certificates representing the entire interest in the assets of the Trust other than that represented by the Investor Certificates and shall initially be issued to the Transferor.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal imprinted thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. Subject to Section 6.2(d), the Investor Certificates shall be Book-Entry Certificates. The Transferor Certificates shall not be Book-Entry Certificates.

Section 6.2  Registration of Transfer and Exchange of Investor Certificates;
             ---------------------------------------------------------------
             Restrictions on Transfer.
             ------------------------

     (a) The Trustee shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers of registered ownership of Certificates and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and Transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of Transfer of any Investor Certificate at the Corporate Trust Office maintained for such purpose pursuant to the foregoing paragraph, the Trustee shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Investor Certificates of the same aggregate Percentage Interest.

     At the option of the Investor Certificateholders, Investor Certificates may be exchanged for other Investor Certificates of authorized denominations of the same aggregate Percentage Interest, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Investor Certificates which the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for Transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of Transfer in form satisfactory to, the Trustee and the Certificate Registrar and shall be duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any Transfer or exchange of Investor Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Investor Certificates.

     All Certificates surrendered for Transfer and exchange shall be disposed of by the Certificate Registrar in accordance with its customary procedures.

     (b)  Intentionally Omitted

     (c) Except as provided in Section 6.2(d), the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee, and at all times: (i) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository or its nominee, or to another nominee of the current Depository; (ii) the Depository or Foreign Depository, as the case may be, shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Investor Certificates; (iii) ownership and transfers of registration of Investor Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Investor Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to directions or consents or other acts of the Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository or Foreign Depository's normal procedures.

     Whenever notice or other communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.2(d), the Trustee shall give to the Depository all such notices and communications specified herein to be given to Certificateholders.

     (d) If (x)(i) the Transferor advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and nominee with respect to the Investor Certificates, and (ii) the Transferor is unable to locate a qualified successor,
(y) the Transferor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, or (z) after the occurrence of an Event of Default, Certificate Owners representing Percentage Interests aggregating not less than 51% of the aggregate Percentage Interests of the Investor Certificates advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository (or a successor thereto, provided that such successor maintains a system that qualifies as a book-entry system for purposes of causing the Investor Certificates to be in registered form for purposes of the Code) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Investor Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Transferor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Investor Certificateholders hereunder.

Section 6.3  Mutilated, Destroyed, Lost or Stolen Certificates.
             -------------------------------------------------

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Servicer, the Transferor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 6.4  Persons Deemed Owners.
             ---------------------

     Prior to due presentation of a Certificate for registration of Transfer, the Servicer, the Transferor, the Trustee, the Certificate Insurer, the Certificate Registrar and any agent of the Servicer, the Transferor, the Trustee, the Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.1 and for all other purposes whatsoever, and none of the Servicer, the Transferor, the Trustee, the Certificate Insurer, the Certificate Registrar or any agent of the Servicer, the Transferor, the Trustee, the Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary.

Section 6.5  Restrictions on Transfer of Transferor Certificates.
             ---------------------------------------------------

     (a) The Transferor Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated, participated or otherwise conveyed (collectively, for purposes of this Section 6.5 and any other Section referring to the Transferor Certificates, "transferred" or a "transfer") only in accordance with this Section 6.5.

     (b) No transfer of a Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. The Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Transferor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from such Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, and the Trustee shall require the transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Trustee certifying to the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee. The Holder of a Transferor Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Transferor and the Certificate Insurer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) The Transferor Certificates and any interest therein shall not be transferred except upon satisfaction of the following conditions precedent: (i) the Person that acquires a Transferor Certificate shall (A) be organized and existing under the laws of the United States of America or any state or the district of Columbia thereof (B) expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, the performance of every covenant and obligation of the Transferor hereunder with respect to the assets evidenced by the Transferor Certificates, and (C) as part of its acquisition of a Transferor Certificate, acquire all rights of the related Transferor or any transferee under this Section 6.5(c) to amounts payable to such Transferor or such transferee hereunder; (ii) the Transferor shall deliver to the Trustee an Officer's Certificate stating that such transfer and such supplemental agreement comply with this Section 6.5(c) and that all conditions precedent provided by this Section 6.5(c) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this Section 6.5(c) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; (iii) the Transferor shall deliver to the Trustee a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to such transfer without taking into account the Certificate Insurance Policy, will not be reduced or withdrawn; (iv) the Transferor shall deliver to the Trustee an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Investor Certificates after such transfer as debt for federal and applicable state income tax purposes, (b) such transfer will not result in the Trust being subject to tax at the entity level for federal or applicable state tax purposes, (c) such transfer will not have any material adverse impact on the federal or applicable state income taxation of an Investor Certificateholder or any Certificate Owner and (d) such transfer will not result in the arrangement created by this agreement, or any "portion" of the Trust Fund, being treated as a taxable mortgage pool as defined in Section 7701(i) of the Code; (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Mortgage Loans and the other property conveyed hereunder shall have been taken or made and (vi) the transferee shall have assumed the obligations of the Transferor pursuant to Section 7.7 hereof. Notwithstanding the foregoing, the requirement set forth in subclause (i)(A) of this Section 6.5(c) shall not apply in the event the Trustee shall have received a letter from each Rating Agency confirming that its rating of the Investor Certificates, after giving effect to a proposed transfer to a Person that does not meet the requirement set forth in subclause (i)(A) without taking into account the Certificate Insurance Policy, shall not be reduced or withdrawn.

Section 6.6  Appointment of Paying Agent.
             ---------------------------

     The Trustee is empowered to appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 5.1. Any Paying Agent appointed hereunder must satisfy the eligibility requirements for the Trustee as set forth in Section 9.6, and if such Paying Agent subsequently shall fail to satisfy such eligibility requirements, then, unless such Paying Agent shall promptly resign as such, the Trustee, if a Responsible Officer of the Trustee has been notified in writing or otherwise has actual knowledge of such failure, shall terminate the appointment of such Paying Agent. The Trustee hereby appoints itself as Paying Agent.

     The Trustee shall cause such Paying Agent other than itself to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

Section 6.7  Access to List of Certificateholders' Names and Addresses.
             ---------------------------------------------------------

     The Certificate Registrar shall furnish or cause to be furnished to the Servicer or the Certificate Insurer (unless a Certificate Insurer Default shall have occurred and be continuing), within fifteen (15) days after receipt by the Certificate Registrar of a request therefor from the Servicer or the Certificate Insurer in writing, a list, in such form as the Servicer or the Certificate Insurer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Investor Certificateholders whose aggregate Percentage Interests evidence not less than 25% of the aggregate Percentage Interests of the Investor Certificates, apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders or shall itself cause such communication to be distributed to Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Servicer, the Trustee or the Certificate Registrar accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 6.8   Actions of Certificateholders.
              -----------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by their agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Transferor, the Certificate Insurer or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Transferor, the Certificate Insurer and the Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of Transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Transferor or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     (e) The ownership of Certificates shall be proved by the Certificate Register.

                                  ARTICLE VII
                        THE SERVICER AND THE TRANSFEROR

Section 7.1   Liability of the Servicer.
              -------------------------

     The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

Section 7.2   Merger or Consolidation of, or Assumption of the obligations of,
              ----------------------------------------------------------------
              the Servicer or Transferor.
              --------------------------

     Any corporation into which the Servicer or Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or

Transferor shall be a party, or any corporation succeeding to the business of the Servicer or Transferor by any sale or transfer by the Servicer or Transferor of all or substantially all of its property and assets to such corporation, shall be the successor of the Servicer or Transferor hereunder, and shall execute and deliver to the Trustee and the Certificate Insurer an agreement in form reasonably satisfactory to the Trustee and the Certificate Insurer which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or Transferor under this Agreement.

Section 7.3   Limitation on Liability of the Servicer and Others.
              --------------------------------------------------

     (a) No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Servicer, either directly or through the Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Servicer or of any successor corporation, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly
                                                            ----- -----
executed and submitted by any Person respecting any matters arising hereunder.

     (b) The Servicer shall not be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to this Agreement, or for errors in judgment; provided, however,
                                                              --------  -------
that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon the Servicer by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties as Servicer hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability; provided,
                                                               --------
however, that the Servicer, in its sole discretion, may undertake any such
-------
action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 3.3. The Servicer's right to reimbursement pursuant to this Section 7.3(b) shall survive any resignation or termination of the

Servicer pursuant to Section 7.5 or 8.1 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination.

     (c) The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust and held harmless to the extent provided herein against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by the Servicer by reason of willful misfeasance, bad faith or gross negligence by the Servicer in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be entitled to such indemnity pursuant to Section 3.3. The Servicer's right to indemnity pursuant to this Section 7.3(c) shall survive any resignation or termination of the Servicer pursuant to Section 7.5 or 8.1 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination. Any claims under this Section 7.3(c) by or on behalf of the Certificateholders or the Trust shall be made only against the Servicer who shall be liable to the extent provided herein with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

Section 7.4   Delegation of Duties.
              --------------------

     (a) In the ordinary course of business, and subject to the requirements of Section 7.4(b), the Servicer at any time may, with the consent of the Certificate Insurer, delegate any of its duties hereunder to any Person, including any of its affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to
Section 3.1. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.5. The Servicer shall provide each Rating Agency, the Trustee and the Certificate Insurer with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's affiliates or their respective successors and assigns.

     (b) The parties hereto intend that, for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans, the Person acting as Servicer under this Agreement shall at all times be the same as the Person acting as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans. Accordingly, the Servicer shall delegate its duties pursuant to Section 7.4(a) to the extent that, but only to those Persons to which, it has delegated its duties as servicer under the applicable Prior Trust Pooling and Servicing Agreements, and otherwise the Servicer shall not be authorized to delegate any of its duties hereunder.

Section 7.5   Servicer Not to Resign.
              ----------------------

     Subject to the provisions of Section 7.2 and the last sentence of this paragraph, the Servicer shall not resign from the obligations and duties hereby imposed on it (i) for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans, unless it has resigned from its obligations and duties as servicer under all Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans or (ii) except upon determination that the performance of its obligations or duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or other affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or such subsidiaries or other affiliates at the date of this Agreement. For so long as the Trust holds Trust Balances of one or more Common Mortgage Loans, the determination set forth in clause (ii) shall provide the basis for the Servicer's resignation only if the Servicer simultaneously resigns from its obligations and duties as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans. For so long as the Trust holds Trust Balances of one or more Common Mortgage Loans, the Servicer shall resign from its obligations and duties hereunder promptly upon any resignation from its obligations and duties as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans.

     Any resignation under Section 7.5 shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 8.1 and 8.2 as obligations that survive the resignation or termination of the Servicer; provided, however, that no resignation by the Servicer shall become effective
--------  -------
until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.2. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any determination permitting the resignation of the Servicer shall be evidenced by an opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

Section 7.6   Limitation on Liability of Certain Persons.
              ------------------------------------------

     Except as provided in Section 7.7 hereof, no recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Transferor or of any successor corporation, either directly or through the Transferor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Transferor, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any
                         ----- -----
Person respecting any matters arising hereunder.

Section 7.7   Liability of Transferor.
              -----------------------

     Notwithstanding Section 7.6 (and notwithstanding any provisions of this Agreement), the Transferor by entering into this Agreement, by its acceptance thereof, agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those that would be incurred by an Investor Certificateholder as an investor in the Certificates if the Certificates were notes secured by the Mortgage Loans including, but not limited to, as a result of the performance of the Mortgage Loans, market fluctuations, a shortfall or failure to make payment under the Certificate Insurance Policy or other similar market or investment risks associated with ownership of the Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Transferor taken pursuant hereto (to the extent that, if the Trust assets at the time the claim is made were used to pay in full all outstanding Certificates, the Trust assets that would remain after the Certificateholders were paid in full would be insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the New York Revised Uniform Partnership Act in which the Transferor was a general partner. The rights created by this Section 7.7 shall run directly to and be enforceable by the injured party subject to the limitations hereof.

Section 7.8   Transferor May Own Certificates.
              -------------------------------

     The Transferor and any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Transferor or such an affiliate thereof, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.1. Investor Certificates so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 1.1.

                                 ARTICLE VIII
                                    DEFAULT

Section 8.1   Events of Default.
              -----------------

     If any one of the following events ("Events of Default") shall occur and be continuing:

     (i) any failure by the Servicer to deposit into the Certificate Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates; or

     (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Insurance Agreement or in this Agreement, which failure (A) materially and adversely affects the rights of Certificateholders and (B) continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Certificate Insurer by the Trustee, or to the Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates; or

     (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of one hundred twenty (120) days; or

     (iv) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or any action by the Servicer to admit in writing its inability to pay its debts generally as they become due, to file a petition to take advantage of any applicable insolvency or reorganization statute or to make an assignment for the benefit of its creditors;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, and subject to the proviso below, either the Trustee, the Certificate Insurer (unless there is currently existing a Certificate Insurer Default) or the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates with the consent of the Certificate Insurer (if there exists no Certificate Insurer Default) by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Investor Certificateholders), may and at the direction of the Holders of Investor Certificates evidencing no less than 51% of the aggregate Percentage Interests of the Investor Certificates, the Trustee shall, terminate all of the rights and obligations of the Servicer as servicer under this Agreement; provided, however,
                                                              --------  -------
that, for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans under which Sold Balances are owned by Trust 1990, Trust 1992, Trust

1993, Trust 1994, Trust 1995 or Trust 1996, the Servicer may not be terminated in such circumstances, if and for so long as, the Servicer continues to act as servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans, as the case may be. Upon such termination, for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans under which Sold Balances are owned by Trust 1990, Trust 1992, Trust 1993, Trust 1994, Trust 1995, or Trust 1996 and if and for so long as the Trustee also acts as servicer of Trust 1990, Trust 1992, Trust 1993, Trust 1994, Trust 1995, or Trust 1996, as the case may be, the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under this Agreement, pursuant to Section 8.2. If the Servicer is terminated as servicer under the Prior Trust Pooling and Servicing Agreements, for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans under which Sold Balances are owned by Trust 1990, Trust 1992, Trust 1993, Trust 1994, Trust 1995, or Trust 1996, and whether or not there is any Event of Default hereunder, the Trustee shall promptly deliver a notice of termination to the Servicer and shall appoint as successor Servicer pursuant to Section 8.2 the same Person appointed to succeed the Servicer as servicer under such Prior Trust Pooling and Servicing Agreements.

     Subject to the proviso below, if a Trigger Event shall have occurred, the Certificate Insurer (unless there is currently existing a Certificate Insurer Default) may require the Trustee to deliver a notice of termination to the Servicer and to appoint a successor Servicer pursuant to Section 8.2; provided,
                                                                      --------
however, that, for so long as the Trust holds Trust Balances of one or more
-------
Common Mortgage Loans under which Sold Balances are owned by Trust 1990, Trust 1992, Trust 1993, Trust 1994, Trust 1995, or Trust 1996, the Certificate Insurer may not require the Trustee to deliver such notice of termination and appoint a successor Servicer in such circumstances if, and for so long as the Servicer continues to act as servicer under any Prior Trust Pooling and Servicing Agreement applicable to such Common Mortgage Loans.

     Any written notice of termination provided to the Servicer pursuant to this
Section 8.1 shall be simultaneously provided to the Certificate Insurer and the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of, and all benefits accruing to, the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or such successor Servicer as may be appointed under Section 8.2 pursuant to and under this
Section 8.1; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for the administration by it of all cash amounts that shall at the time be owned by the predecessor Servicer for deposit, or that shall thereafter be received by the Servicer with respect to the Mortgage Loans.

     The Certificate Insurer (unless there is currently existing a Certificate Insurer Default) may notify the Trustee of the occurrence of a Trigger Event and request termination of the rights and obligations of the Servicer hereunder because of such occurrence; provided, however, that the
                            --------  -------

Trustee shall incur no liability for voluntarily complying with such request; and, provided, further, that, for so long as the Trust holds Trust Balances of
     --------  -------
one or more Common Mortgage Loans, the Trustee may not so terminate the Servicer for so long as the Servicer continues to act as servicer under any Prior Trust Pooling and Servicing Agreement applicable to such Common Mortgage Loans.

     No Holder of Investor Certificates will have any right under this Agreement to institute any proceeding in its name with respect to this Agreement unless such holder previously has given to the Trustee and the Certificate Insurer written notice of default and unless holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates with the consent of the Certificate Insurer have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Holders of Investor Certificates or the Certificate Insurer covered by this Agreement, unless such Holders of Investor Certificates or the Certificate Insurer have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

Section 8.2   Trustee to Act; Appointment of Successor.
              ----------------------------------------

     (a)      Upon the Servicer's receipt of notice of termination pursuant to
Section 8.1 or the Servicer's resignation in accordance with the terms of
Section 7.5, and, for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans (and if and for so long as the Trustee also acts as servicer under a Prior Trust Pooling and Servicing Agreement applicable to such Common Mortgage Loans), the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the predecessor Servicer by the terms and provisions hereof; provided, however, that
                                                         --------  -------
the responsibilities and duties of the predecessor Servicer with respect to the removal of Mortgage Loans pursuant to Section 3.1 shall not terminate with regard to actions taken prior to the appointment of the successor Servicer. As compensation therefor, the Trustee shall be entitled to the compensation of a successor Servicer as set forth in the definition of Servicing Fee Rate. Notwithstanding the above, if the Trustee is unable to act as successor Servicer the Trustee shall appoint, with the consent of the Certificate Insurer, or petition a court of competent Jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the predecessor Servicer hereunder; provided, however, that,
                                                     --------  -------
for so long as the Trust holds Trust Balances of one or more Common Mortgage Loans under which Sold Balances are owned by any Prior Trust, any such successor Servicer shall be the same Person that is then acting as, or has been designated to act as, servicer under the Prior Trust Pooling and Servicing Agreements applicable to such Common Mortgage Loans; and provided, further, that the
                                              --------  -------
appointment of any such successor Servicer shall not result in the reduction, suspension or withdrawal of the ratings assigned to the Investor Certificates by any Rating Agency without taking into account the Certificate Insurance Policy. Pending appointment of a successor Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Trust Balances of Mortgage Loans as it, the Certificate Insurer (unless there currently exists a Certificate Insurer Default) and such successor shall agree; provided, however, that such successor shall be entitled to the compensation of
--------  -------
a successor Servicer as set forth in the definition of Servicing Fee Rate. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Any successor Servicer appointed pursuant to this Section 8.2 shall be bound by the provisions of the Custodial Agreement.

     (b) Any successor Servicer, including the Trustee during the term of its service as Servicer, shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.12.

Section 8.3   Notification to Investor Certificateholders.
              -------------------------------------------

     Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Investor Certificateholders at their respective addresses appearing in the Certificate Register and to the Certificate Insurer and the Rating Agencies.

Section 8.4   Waiver of Past Events of Default.
              --------------------------------

     The Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates together, with the consent of the Certificate Insurer, may, on behalf of all Holders of Certificates, waive any Event of Default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Certificate Account in accordance with this Agreement. Upon any such waiver of a past Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE IX
                                  THE TRUSTEE

Section 9.1   Duties of Trustee.
              -----------------

     The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The appointment of a successor Servicer (including the Trustee) hereunder shall for purposes of this Article be deemed a cure of an Event of Default.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Investor Certificateholders of such instruments, in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                            --------  -------

     (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

     (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement, at the direction of Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interests of the Investor Certificates together or at the direction of the Certificate Insurer to the extent provided in Section 8.1 with respect to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

     (iv) the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 8.1 or of any Trigger Event unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office obtains actual knowledge of such failure or Trigger Event or the Trustee receives written notice of such failure or Trigger Event from the Servicer, the Certificate Insurer or the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground to believe that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall provide prior written notice to the Certificate Insurer of any decision which it has made pursuant to this paragraph.

     Subject to the other provisions of this Agreement and without limiting the generality of this Section 9.1, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof,
(B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund from funds available in the Certificate Account, (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

Section 9.2  Certain Matters Affecting the Trustee.
             -------------------------------------

     Except as otherwise provided in Section 9.1:

     (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) the Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of Counsel;

     (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by the Certificate Insurer or Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates with the consent of the Certificate Insurer; provided, however, that if the payment within a reasonable time to
           --------  -------
           the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

     (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

     (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

     (viii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed by it with due care hereunder.

Section 9.3  Trustee Not Liable for Certificates or Mortgage Loans.
             -----------------------------------------------------

     The recitals contained herein and in the Certificates (other than the signature and authentication of the Trustee on the Certificates) shall be taken as the statements of the Transferor and the Servicer, respectively, and the Trustee assumes no responsibility for the correctness of such recitals. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor or the Servicer in respect of the Mortgage Loans or deposited into or withdrawn from the Certificate Account by the Servicer or the Transferor, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any tax returns or Securities and Exchange Commission filings for the Trust or to record this Agreement except as required by law. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.

Section 9.4  Trustee May Own Certificates.
             ----------------------------

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Transferor and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

Section 9.5  Servicer to Pay Trustee's Fees and Expenses.
             -------------------------------------------

     The Servicer shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement, except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of a Certificateholder or Certificateholders hereunder. If the Trustee is appointed as successor Servicer pursuant to Section 8.2, the provisions of this Section 9.5 shall not apply to expenses, disbursements or advances made or incurred by the Trustee in its capacity as successor Servicer. The Servicer shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration by the Trustee of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. If and for so long as the successor Servicer is the Trustee, all references in this Section 9.5 to the Servicer shall be deemed to refer to Chevy Chase Bank, F.S.B. notwithstanding the appointment of such successor Servicer.

Section 9.6  Eligibility Requirements for Trustee.
             ------------------------------------

     The Trustee hereunder at all times shall be a corporation (i) having its principal office in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of the United States of America or a state of the United States of America; (ii) authorized under such laws to exercise corporate trust powers;
(iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority; and (iv) if Moody's is a Rating Agency, having a rating with respect to its long-term unsecured debt obligations of at least Baa3 from Moody's (or such lower rating to which Moody's may agree). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.7.

Section 9.7  Resignation or Removal of Trustee.
             ---------------------------------

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor and the Certificate Insurer. Upon receiving such notice of resignation, the Transferor, with the written consent of the Certificate Insurer, shall promptly appoint a successor Trustee. Such appointment shall be by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. Any such successor Trustee shall be approved in writing by the Servicer, which shall not withhold such approval if the proposed successor Trustee satisfies the eligibility requirements set forth herein. If no successor Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.6 and shall fail to resign after written request therefor by the Transferor or the Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Transferor may remove the Trustee. If the Transferor removes the Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor Trustee. Such appointment will be by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee. A copy of such instrument shall be delivered to the Certificate Insurer.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.7 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.8.

Section 9.8  Successor Trustee.
             -----------------

     Any successor Trustee appointed as provided in Section 9.7 shall execute, acknowledge and deliver to the Transferor, the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Transferor, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
9.8 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.6. The predecessor Trustee shall notify the Certificate Insurer and each Rating Agency of the appointment of any successor Trustee.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.8, the Servicer shall mail notice of the succession of such Trustee hereunder to the Certificate Insurer and all holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     Notwithstanding anything to the contrary contained herein, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

Section 9.9  Merger or Consolidation of Trustee.
             ----------------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or banking association shall be
                       --------
eligible under the provisions of Section 9.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.10  Appointment of Co-Trustee or Separate Trustee.
              ---------------------------------------------

     Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Transferor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Transferor and the Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 9.8.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii) the Transferor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then-separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Transferor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 9.11  Waiver of Bond Requirement.
              --------------------------

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust Fund, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

Section 9.12  Waiver of Inventory, Accounting and Appraisal Requirement.
              ---------------------------------------------------------

     The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust Fund, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust Fund with any court, agency or body at any time or in any manner whatsoever.

Section 9.13  Streit Act.
              ----------

     Any provisions required to be contained in this Agreement by Section 126 of
Article 4-A of the New York Real Property Law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such Section 126 shall not apply to
--------  -------
this Agreement, such Section 126 shall not have any effect, and if such Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provision of
Article 4-A of the New York Real Property Law, such mandatory provisions of such
Article 4-A shall prevail, provided, however, that if such Article 4-A shall not
                           --------  -------
apply to this Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

                                   ARTICLE X
                                  TERMINATION

Section 10.1  Termination.
              -----------

     (a) The respective obligations and responsibilities of the Servicer, the Transferor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the later of (A) the earlier of (i) payment in full of all amounts owing to the Certificate Insurer and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and (B) the earliest of (i) the retransfer, under the conditions specified in Section 10.1(b), to the Transferor of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust for an amount equal to the sum of (A) the Investor Certificate Principal Balance, (B) accrued and unpaid Investor Certificate Interest through the day preceding the final Distribution Date plus any Basis Risk Payment then due, and (C) any Unpaid Investor Certificate Interest Shortfall, (ii) the day following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Investor Certificate Principal Balance to zero, (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including without limitation the disposition of the Mortgage Loans pursuant to Section 11.2) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, (iv) the Stated Maturity Date; provided, however, notwithstanding anything herein to the contrary the Trust
--------  -------
shall terminate on September 30, 2030. Upon termination in accordance with this
Section 10.1, the Trustee and Custodial Agent shall execute such documents and instruments of transfer presented by the Transferor and take such other actions as the Transferor may reasonably request to effect the retransfer of the Mortgage Loans and the related property to the Transferor.

     (b) The Transferor shall have the right to exercise the option to effect the retransfer to the Transferor of each Mortgage Loan pursuant to Section 10.1(a) above on any Distribution Date on or after the Distribution Date immediately prior to which the Investor Certificate Principal Balance is less than or equal to five percent (5%) of the Original Investor Certificate Principal Balance and all amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement, have been paid.

     (c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Investor Certificateholders may surrender their Investor Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Servicer given not later than the tenth (10th) day of the month immediately preceding the month of such final distribution) by letter to Investor Certificateholders and the Certificate Insurer mailed not later than the twentieth (20th) day of the month immediately preceding the month of such final distribution. Such notice shall specify (i) the Distribution Date upon which final distribution of the Investor Certificates will be made upon presentation and surrender of Investor Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Investor Certificates at the office or agency of the Trustee therein specified.

     (d) Upon presentation and surrender of the Investor Certificates, the Trustee shall cause to be distributed to the holders of Investor Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Investor Certificates, an amount equal to (i) if such final distribution is not being made pursuant to the retransfer to the Transferor pursuant to Section 10.1(a)(B)(i), the amount required to be distributed to Investor Certificateholders pursuant to Section 5.1 for such Distribution Date and (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 10.1(a)(B)(i). The distribution on such final Distribution Date pursuant to a retransfer pursuant to Section 10.1(a)(B)(i) shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. On the final Distribution Date prior to having made the distributions called for above, the Trustee will withdraw from the Certificate Account and remit to the Certificate Insurer the lesser of (x) the amount available for distribution on such final Distribution Date, net of any portion thereof necessary to pay the amounts described in clauses (d)(i) and (ii) above and (y) the unpaid amounts due and owing to the Certificate Insurer for unpaid premiums and unreimbursed draws on the Certificate Insurance Policy, together with interest thereon as provided under the Insurance Agreement.

     (e) In the event that all of the Investor Certificateholders shall not surrender their Investor Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to the Certificate Insurer or Investor Certificateholders to be withdrawn therefrom and credited to the remaining Investor Certificateholders by depositing such funds in a separate escrow account for the benefit of such Investor Certificateholders and the Transferor (if the Transferor has exercised its right to retransfer the Mortgage Loans) or the Trustee (in any other case) and shall give a second written notice to the remaining Investor Certificateholders to surrender their Investor Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Investor Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders concerning surrender of their Investor Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.


                                  ARTICLE XI
                           RAPID AMORTIZATION EVENTS

Section 11.1  Rapid Amortization Events.
              -------------------------

     If any one of the following events shall occur during the Managed Amortization Period:

     (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of this Agreement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, or (ii) to record assignments when required, or (iii) duly to observe or perform in any material respect the covenants of the Transferor set forth in
Section 2.4(b) or (iv) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in this Agreement, which failure, in each case, materially and adversely affects the interests of the Certificateholders or the Certificate Insurer and which, in the case of clause (iv), continues unremedied and continues to affect materially and adversely the interests of the Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Certificate Insurer or the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%;

     (b) any representation or warranty made by the Transferor in this Agreement shall prove to have been incorrect in any material respect when made and as a result of which the interests of the Investor Certificateholders or the Certificate Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Investor Certificateholders or the Certificate Insurer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by either the Certificate Insurer or the Holders of Investor Certificates evidencing Percentage-Interests aggregating not less than 51%; provided, however, that a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Transferor shall have accepted retransfer of the related Mortgage Loans or all Mortgage Loans if applicable during such period (or such longer period (not to exceed an additional 60 days) as the Trustee may specify) in accordance with the provisions hereof;

     (c) the Transferor shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Transferor or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such event, an "Insolvency Event");

     (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended;

      (e) any Event of Default or Trigger Event (other than the event described in clause (iv) of the definition thereof) shall occur;

      (f) the aggregate of Certificate Insurance Draw Amounts exceeds 1% of the Pool Balance as of the Initial Cut-Off Date; or

      (g) if at any time, Liquidation Loss Amounts incurred by the Trust exceed $4,450,600 and either (i) there exists any unreimbursed draw under the Certificate Insurance Policy for a period of six months or (ii) either of the Excess Spread Conditions is not satisfied;

then, in the case of any event described in subparagraph (a), (b) or (e) after the applicable grace period, if any, set forth in such subparagraphs, either the Certificate Insurer, the Trustee or the Holders of Investor Certificates evidencing Percentage Interests aggregating more than 51%, by notice given in writing to the Servicer (and to the Trustee, if given by either the Certificate Insurer or the Investor Certificateholders) may declare that an early amortization event (a "Rapid Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d),
(f) or (g), a Rapid Amortization Event shall occur without any notice or other action on the part of the Trustee, the Certificate Insurer or the Investor Certificateholders, immediately upon the occurrence of such event.

Section 11.2  Additional Rights Upon the Occurrence of Certain Events.
              -------------------------------------------------------

      (a) If an Insolvency Event occurs with respect to the Transferor, the arrangement among the Investor Certificateholders and the Transferor shall dissolve and the Trust shall be liquidated in accordance with the following procedures. The Transferor shall on the day of such Insolvency Event (the "Appointment Day") immediately cease to transfer Subsequent Mortgage Loans and Additional Balances to the Trust and shall promptly give notice to the Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of Subsequent Mortgage Loans and Additional Balances, Subsequent Mortgage Loans and Additional Balances transferred to the Trust prior to the occurrence of such Insolvency Event and Daily Investor Principal Collections and Daily Investor Interest Collections, whenever created, accrued in respect of such Mortgage Loans shall continue to be a part of the Trust, and shall continue to be allocated and paid in accordance with Article V. Within 15 days of the Appointment Day, the Trustee shall publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Trust Balances of the Mortgage Loans as described below. The Trustee shall obtain a position listing from the Depository as of the record date established by the Trustee and make a reasonable attempt to solicit Investor Certificateholders with respect to such proposed sale. Unless within 75 days from the day the notice above is given, the Trustee shall have received written instructions from Holders of Investor Certificates evidencing more than 50% of the aggregate Percentage Interests of Investor Certificates and the Person, if any, designated by the Transferor prior to such Insolvency Event to the effect that such Investor Certificateholders and such Person, if any, disapprove of the liquidation of the Trust Balances of the Mortgage Loans, the Trustee shall sell, dispose of or otherwise liquidate the Trust Balances of the Mortgage Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. By accepting its interest in an Investor Certificate hereunder, each Investor Certificateholder hereby delegates to the Certificate Insurer its right to give such instructions to the Trustee, unless a Certificate Insurer Default has occurred and is continuing. Any attempted designation of a Person for such purposes by the Transferor prior to an Insolvency Event which does not, by its terms, include an irrevocable written delegation to the Certificate Insurer of the designee's right to give such instructions to the Trustee shall be null and void and of no force and effect (unless a Certificate Insurer Default shall have occurred and be continuing prior to any such attempted designation). Unless a Certificate Insurer Default shall have occurred and be continuing, the Certificate Insurer may make such instruction on behalf of the Investor Certificateholders and such Person, if any, designated by the Transferor prior to such Insolvency Event. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

      (b) The proceeds from the sale, disposition or liquidation of the Trust Balances of the Mortgage Loans pursuant to subsection (a) above (net of the Trustee's fees and expenses, including the fees and expenses of its counsel) shall be treated as collections on the Trust Balances of the Mortgage Loans and shall be allocated and deposited in accordance with the provisions of Article V; provided, however, that the Trustee shall determine conclusively in its sole
--------  -------
discretion the amount of such proceeds which are allocable to Trust Interest and the amount of such proceeds which are allocable to Principal Collections. Such proceeds shall be distributed on the Distribution Date following the date such proceeds are received (the "Dissolution Distribution Date"). If the Certificate Insurer has elected to cause a termination of the Trust pursuant to subsection
(a) above, the Certificate Insurance Policy will be available to cover the payment of the then-accrued and unpaid interest on the outstanding Investor Certificate Principal Balance at the Investor Certificate Rate, as well as the outstanding Investor Certificate Principal Balance, on the Dissolution Distribution Date, after giving effect to all other amounts distributed to Investor Certificateholders on or prior to such Dissolution Distribution Date. On the day following the Dissolution Distribution Date, the Trust shall terminate.

      (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article XI with respect to competitive bids. The Trustee may recover its reasonable actual third party expenses from the Trust Fund (in an amount not to exceed $10,000) if Investor Certificateholders evidencing more than 50% of the aggregate Percentage Interests of Investor Certificates and the Person designated by the Transferor prior to an Insolvency Event, or the Certificate Insurer, on their behalf, vote not to sell the Trust Balances of the Mortgage Loans.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

Section 12.1  Amendment.
              ---------

     This Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add or delete any other provisions not inconsistent herewith with respect to matters or questions arising under this Agreement, including provisions relating to the Trust's ownership of Trust Balances of Common Mortgage Loans and issuance of definitive Certificates to Certificate Owners in the event that book-entry registration of Investor Certificates is no longer permitted, (iv) to add or amend any provisions herein as required by the Rating Agencies in order to maintain or improve the rating of the Investor Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Transferor nor the Servicer is obligated to obtain, maintain or improve any such rating) or (v) to add any other provisions herein with respect to matters or questions arising hereunder; provided, however, that, as evidenced by an Opinion of Counsel, in
           --------  -------
each case such action shall not adversely affect in any material respect the interests of any Certificateholder or the Certificate Insurer (and provided that any such amendment will be deemed not to materially and adversely affect the Investor Certificateholders if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in a downgrading or withdrawal of the rating of the Investor Certificates and provided further that any such amendment will be deemed not to materially and adversely affect the Certificate Insurer if each Rating Agency has confirmed that such amendment would not result in a reduction below investment grade of the Investor Certificates without regard to the Certificate Insurance Policy).

     This Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Certificate Insurer (unless there currently exists a Certificate Insurer Default) and the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51%, and the Servicer, the Trustee and the Certificate Insurer may from time to time consent to the amendment of the Certificate Insurance Policy for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Certificate Insurance Policy, as the case may be, or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce
                    --------  -------
in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions or payments under the Certificate Insurance Policy which are required to be made on any Investor Certificate, without the consent of the Holder of such Investor Certificate, (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holder of each Investor Certificate then outstanding, or (iii) adversely affect in any material respect the interests of the Certificate Insurer without the consent of the Certificate Insurer.

     Notwithstanding the foregoing, the provisions relating to the Spread Account (including the definitions of "Spread Account Requirement" and "Basic Spread Account Amount") may be amended in any respect by the Transferor, the Servicer and the Trustee (with the consent of the Certificate Insurer) without the consent of, or notice to, the Certificateholders. Such amendment could reduce or eliminate the funding requirements of the Spread Account or release such funds for the benefit of persons other than the Certificateholders.

     Notwithstanding the foregoing, the Agreement may not be amended unless, in connection with such amendment, an Opinion of Counsel is furnished to the Trustee that such amendment will not (i) adversely affect the status of the Investor Certificates as debt; (ii) result in the Trust being taxed at the entity level; or (iii) result in the Trust (or any portion thereof) being taxed as a taxable mortgage pool (as defined in Section 7701(i) of the Code).

     Prior to the execution of any such amendment made with the consent of the Investor Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency. Promptly after the execution of any such amendment made with the consent of the Investor Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Investor Certificateholder and fully executed original counterparts of the instruments effecting any such amendment to the Certificate Insurer.

     It shall not be necessary for the consent of Investor Certificateholders under this Section 12.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     In connection with any amendment pursuant to this Section 12.1, the Trustee shall be entitled to receive and rely on an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement.

Section 12.2  Recordation of Agreement.
              ------------------------

     This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 12.3  Limitation on Rights of Certificateholders.
              ------------------------------------------

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any such party.

     Except as expressly provided herein, no Investor Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Investor Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Investor Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of the Investor Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 12.4  Application of Certain Provisions of this Agreement.
              ---------------------------------------------------

     Sections 7.4, 7.5, 8.1 and 8.2 of this Agreement provide that, if and for so long as the Trust holds Trust Balances of Common Mortgage Loans, the Servicer shall be the same Person that is then acting, or is designated to act, as the servicer of the Prior Trusts applicable to such Common Mortgage Loans. The parties acknowledge that such provisions are intended to enable the Trust to meet applicable legal requirements. Notwithstanding any such provision in
Section 7.4, 7.5, 8.1 or 8.2 to the contrary, and subject to the condition specified in the immediately following sentence, the parties agree that, in the event that the implementation of such provisions shall prove impracticable, such Sections shall be construed and applied as if such Sections did not contain such provisions. It shall be a condition to the non-application of such provisions that the Trustee receive an Opinion of Counsel to the effect that the non-application of such provisions will not (i) adversely affect the status of the Investor Certificates as debt; (ii) result in the Trust being taxed at the entity level; (iii) result in the Trust being taxed as a taxable mortgage pool (as defined in Section 7701(i) of the Code); (iv) will not violate any requirement of applicable law or subject the Trust to compliance with any law, rule or regulation to which it otherwise would not be subject; and (v) will not adversely affect in any material respect the legal rights of the Certificateholders or the Certificate Insurer.

Section 12.5  Governing Law.
              -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, HOWEVER, THAT THE
                                                  --------  -------
IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMINISTRATION OF ITS TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH ITS PRINCIPAL PLACE OF BUSINESS IS LOCATED.

Section 12.6  Notices.
              -------

     All demands, notices and communications hereunder shall be in writing and personally delivered, mailed by certified mail, return receipt requested, or telecopied, and shall be deemed to have been duly given upon receipt, (a) in the case of the Transferor or the Servicer, c/o Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815, Attention: Stephen R. Halpin, Jr., Executive Vice President and Chief Financial officer, telecopy: (301) 986-7401, (b) in the case of the Trustee, to U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Capitol HEL 97-1, telecopy (612) 244-0089, (c) in the case of the Certificate Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Structured Finance Department, (d) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, telecopy: (212) 553-4773 and (e) in the case of Standard & Poor's, Mortgage-Backed Securities Surveillance Department, 25 Broadway, New York, New York 10004, telecopy: (212) 412-0323, or, as to each party, at such other address or telecopy number as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.
Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The Trustee has agreed herein to provide notices to the Rating Agencies as a matter of courtesy and accommodation and shall incur no liability to any Person for any failure to provide any such notices.

Section 12.7  Severability of Provisions.
              --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.8  Assignment.
              ----------

     Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.5, 7.2 and 7.5, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of the Certificate Insurer.

     If the Servicer or Transferor converts from one form of depository institution charter to another form of depository institution charter, the resulting entity shall be the Servicer or Transferor, respectively, for all purposes under this Agreement. Consistent with the preceding sentence, if the Servicer or Transferor converts from one form of depository institution charter to another form of depository institution charter, such action shall not be considered: (i) an "assignment" or "transfer" or otherwise be considered a "conveyance" of the Transferor Certificates (or an interest therein) for purposes of Section 6.5; (ii) a "merger," "conversion," "assumption of obligations" or "consolidation" of the Servicer or Transferor for purposes of
Section 7.2; (iii) a "resignation" of the Servicer for purposes of Section 7.5; or (iv) an "assignment" by the Servicer or Transferor for purposes of Section 12.8.

Section 12.9  Certificates Nonassessable and Fully Paid.
              -----------------------------------------

     The parties agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to
Section 6.1 are and shall be deemed fully paid.

Section 12.10  Counterparts.
               ------------

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.11  Effect of Headings and Table of Contents.
               ----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.12  Third Party Beneficiary.
               -----------------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

Section 12.13  Merger and Integration.
               ----------------------

     Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, and all contemporaneous oral understandings, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     IN WITNESS WHEREOF, the Servicer, the Transferor, the Trustee and the Custodial Agent have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                               CHEVY CHASE BANK, F.S.B.,
                                                 as Transferor and Servicer

                                               By: /s/ Mark A. Holles
                                                  ------------------------------
                                               Name: Mark A. Holles
                                               Title: Vice President

                                               U.S. BANK NATIONAL ASSOCIATION
                                                 as Trustee and Custodial Agent

                                               By: /s/ Edward Kachinski
                                                  ------------------------------
                                               Name: Edward Kachinski
                                               Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------


                         [FORM OF INVESTOR CERTIFICATE]

THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                               Certificate No. ________
                                               Variable Certificate Rate

Date of Pooling and Servicing Agreement:       Denomination
November 1, 1997                               $________________


Cut-Off Date:  November 1, 1997                Aggregate Denominations of all
                                               Investor Certificates: $________

First Distribution Date:
December 22, 1997

CUSIP No. _____________

                                    CAPITOL
              REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATES
                      SERIES 1997-1, INVESTOR CERTIFICATE

evidencing a Percentage Interest in the distributions allocable to the Investor Certificates and evidencing an undivided interest in a Trust Fund consisting primarily of a pool of certain revolving credit line home equity mortgage loans originated or acquired, serviced and transferred by

                            CHEVY CHASE BANK, F.S.B.

     This Investor Certificate does not evidence a savings account or deposit or other obligation of, or an interest in, and is not guaranteed by Chevy Chase Bank, F.S.B. (the "Transferor") or the Trustee referred to below or any of their affiliates. Neither this Investor Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ____________ is the registered owner of the ____% Percentage Interest evidenced by this Investor Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of a pool of certain revolving credit line home equity mortgage loans (the "Mortgage Loans") transferred by the Transferor and serviced by Chevy Chase Bank, F. S. B. (in such capacity, the " Servicer, " with the term Servicer including any successor Servicer under the Pooling and Servicing Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Pooling and Servicing Agreement") among the Transferor, the Servicer, U.S. Bank National Association, as trustee (the "Trustee") and, as Custodial Agent (the "Custodial Agent").

     To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. This Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which Pooling and Servicing Agreement, as so amended, the Investor Certificateholder by virtue of the acceptance hereof, and to which any beneficial owner, by acquiring a beneficial interest herein, assents and by which the Investor Certificateholder and any such beneficial owner is bound. Although this Investor Certificate summarizes certain provisions of the Pooling and Servicing Agreement, this Investor Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any inconsistency or conflict between the terms of this Investor Certificate and the terms of the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall control. A copy of the Pooling and Servicing Agreement may be obtained from the Trustee by writing to U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Capitol HEL 97-1.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution shall be made on the 20th day of each month or, if such day is not a Business Day, on the next succeeding Business Day (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Investor Certificate is registered at the close of business on the day immediately preceding such Distribution Date (except in certain limited circumstances, as provided in the Pooling and Servicing Agreement), in an amount equal to the product of the Percentage Interest evidenced by this Investor Certificate and the amount to be distributed to Holders of the Investor Certificates on such Distribution Date.

     Distributions on this Investor Certificate shall be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or, if the conditions specified in the Pooling and Servicing Agreement are met, upon written request by the Investor Certificateholder delivered to the Trustee at least fifteen (15) days prior to the applicable Distribution Date, by wire transfer or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Investor Certificate shall be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Investor Certificate at the office or agency maintained for that purpose in New York, New York.

     This Investor Certificate is entitled to the benefits of a Certificate Insurance Policy issued by the Certificate Insurer. The obligation of the Certificate Insurer under the Certificate Insurance Policy is unconditional and irrevocable. The Certificate Insurance Policy is held by the Trustee and is available for inspection at its corporate trust offices.

     This Investor Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by any authorized officer of the Trustee.

     This Investor Certificate is one of the Investor Certificates of a duly authorized issue of Investor Certificates designated as Capitol Revolving Home Equity Loan Asset Backed Certificates, Series 1997-1, and representing a beneficial ownership interest, to the extent provided in the Pooling and Servicing Agreement, in the Trust Balance of each Mortgage Loan, including payments on or in respect of such Trust Balance received on or after the applicable Cut-Off Date; such assets as shall from time to time be identified as deposited into the Certificate Account (excluding, however, amounts on deposit in the Certificate Account required to be paid to the Transferor or the Servicer pursuant to the Pooling and Servicing Agreement); the interest of the Investor Certificateholders in (i) any property which secured a Mortgage Loan and which has been acquired by or on behalf of the Trustee in Foreclosure Proceedings or otherwise, (ii) any insurance policies related to the Mortgage Loans and (iii) the related Mortgage, Loan Agreement and other Mortgage File documents for each Mortgage Loan; the Pre-Funding Account; the Spread Account; the Capitalized Interest Account; and the proceeds of each of the foregoing. The Holder of this Investor Certificate also is entitled to the benefit of the Certificate Insurance Policy, as described above.

     The Investor Certificates are limited in right of distribution to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Investor Certificateholder, by its acceptance of this Investor Certificate, agrees that it shall look solely to the funds on deposit in the Certificate Account and payments made under the Certificate Insurance Policy for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Investor Certificateholders for any amount distributable under this Investor Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor and the Servicer and the rights of the Investor Certificateholders under the Pooling and Servicing Agreement at any time by the Transferor, the Servicer and the Trustee with the consent (i) of the Holders of Investor Certificates evidencing Percentage Interests aggregating not less than 51 % and (ii) the Certificate Insurer. Any such consent by the Holder of this Investor Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Investor Certificate and of any Investor Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Investor Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Investor Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Investor Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Investor Certificate for registration of transfer at the office or agency maintained for such purpose by the Trustee, accompanied by a written instrument of transfer in form satisfactory to the Servicer, the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Investor Certificates of authorized denominations evidencing the same aggregate fractional undivided interest in the Trust Fund shall be issued to the designated Transferee or Transferees.

     The Investor Certificates are issuable only as registered Investor Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Investor Certificates are exchangeable for new Investor Certificates of the same authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Certificate may not be acquired or held by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets of any such plan, trust or account by reason of its investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans. The restrictions contained in the foregoing representations and warranties shall not apply to a Certificate acquired with the assets of the general account of an insurance company to the extent that the acquisition or holding thereof, respectively, is permissible under Section 401(c) of ERISA and final regulations thereunder or other exemptions under ERISA and does not result in the contemplated operations of the Trust being treated as violations of the prohibited transaction rules.

     Prior to due presentment of this Investor Certificate for registration of transfer, the Trustee, the Servicer, the Transferor, the Certificate Insurer and the Certificate Registrar and any agent of the Trustee, the Servicer, the Transferor, the Certificate Insurer or the Certificate Registrar may treat the Person in whose name this Investor Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Servicer, the Transferor, the Certificate Insurer and the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon distribution to the Investor Certificateholders, or provision therefor, of the amount required to be so distributed in accordance with the Pooling and Servicing Agreement upon the later of (A) the earlier of (i) payment in full of all amounts owing to the Certificate Insurer and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and (B) the earliest of (i) the retransfer, under the conditions specified in Section 10.1(b) of the Pooling and Servicing Agreement, to the Transferor of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust for an amount equal to the sum of (A) the Investor Certificate Principal Balance, (B) accrued and unpaid Investor Certificate Interest through the day preceding the final Distribution Date plus any Basis Risk Payment then due, and
(C) any Unpaid Investor Certificate Interest Shortfall, (ii) the day following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Investor Certificate Principal Balance to zero, (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including without limitation the disposition of the Mortgage Loans pursuant to Section 11.2 of the Pooling and Servicing Agreement) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, (iv) the Stated Maturity Date; provided,
                                                                 --------
however, notwithstanding anything in the Pooling and Servicing Agreement to the
-------
contrary the Trust shall terminate on September 30, 2030. The Transferor may effect an early retirement of the Investor Certificates by paying the price and accepting the Investor Certificates pursuant to the terms of the Pooling and Servicing Agreement on any Distribution Date after the Investor Certificate Principal Balance is less than or equal $8,901,200 (5% of the Original Investor Certificate Principal Balance). Upon retirement of the Investor Certificates in accordance with Section 10.1 of the Pooling and Servicing Agreement, the Trustee shall execute such documents and instruments of transfer presented by the Transferor and take such other actions as the Transferor may reasonably request to effect the retransfer of the Trust Balances of the Mortgage Loans to the Transferor.

     IN WITNESS WHEREOF, the Trustee has caused this Investor Certificate to be duly executed under its corporate seal.

DATED: U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

[SEAL]                                 By:
                                          -----------------------------------
                                            Authorized Officer

Authenticated:

By:
   -----------------------------------
Authorized Officer of U.S. Bank National
Association, not in its individual
capacity but solely as Trustee

                                                                       EXHIBIT B
                                                                       ---------

                        [FORM OF TRANSFEROR CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.5 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          CAPITOL REVOLVING HOME EQUITY LOAN ASSET BACKED CERTIFICATES
                                 SERIES 1997-1
                             TRANSFEROR CERTIFICATE

               evidencing a percentage interest in the distributions allocable to the Transferor Certificates and evidencing an interest in a Trust Fund consisting primarily of a pool of certain revolving credit line home equity mortgage loans originated or acquired, serviced and transferred by

                            CHEVY CHASE BANK, F.S.B.

                                                 Certificate No. _____
                                                 Percentage Interest:  _____
Date of Pooling and Servicing Agreement:
November 1, 1997

Cut-Off Date:  November 1, 1997

First Distribution Date:  December 22, 1997

     This Transferor Certificate does not evidence a savings account or deposit or other obligation of, or interest in, and is not guaranteed by Chevy Chase Bank, F.S.B. (the "Transferor") or the Trustee referred to below or any of their affiliates. Neither this Transferor Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _____________ is the registered owner of the ______% Percentage Interest evidenced by this Transferor Certificate in certain distributions with respect to a Trust Fund consisting primarily of a pool of certain revolving credit line home equity mortgage loans (the "Mortgage Loans"), transferred by the Transferor and serviced by Chevy Chase Bank, F.S.B. (in such capacity, the " Servicer, " with the term Servicer including any successor Servicer under the Pooling and Servicing Agreement referred to below). The Trust was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Pooling and Servicing Agreement") among the Transferor, the Servicer, U.S. Bank National Association, as trustee (the "Trustee") and as Custodial Agent (the "Custodial Agent").

     To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Pooling and Servicing Agreement. This Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, as amended from time to time, to which Pooling and Servicing Agreement, as so amended, the Transferor Certificateholder by virtue of the acceptance hereof, and to which any beneficial owner, by acquiring a beneficial interest herein, assents and by which the Transferor Certificateholder and any such beneficial owner is bound. Although this Transferor Certificate summarizes certain provisions of the Pooling and Servicing Agreement, this Transferor Certificate does not purport to summarize the Pooling and Servicing Agreement, and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations and duties evidenced hereby and the rights, duties and obligations of the Trustee. In the event of any inconsistency or conflict between the terms of this Transfer Certificate and the terms of the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall control. A copy of the Pooling and Servicing Agreement may be obtained from the Trustee by writing to U.S. Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Capitol HEL 97-1.

     Distributions on this Transferor Certificate shall be made by the Trustee by wire transfer or by such other means of payment as such Person and the Trustee shall agree.

     This Transferor Certificate shall not be entitled to any benefit under this Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by any authorized officer of the Trustee.

     This Transferor Certificate is one of a duly authorized issue of Transferor Certificates designated as Capitol Revolving Home Equity Loan Asset Backed Certificates, Series 1997-1, and representing a beneficial ownership interest, to the extent provided in the Pooling and Servicing Agreement, in the Trust Balance of each Mortgage Loan, including payments on or in respect of such Trust Balance received on or after the applicable Cut-Off Date and the interest of the Transferor Certificateholders in (i) any property which secured a Mortgage Loan and which has been acquired by or on behalf of the Trustee in Foreclosure Proceedings or otherwise, (ii) any insurance policies related to the Mortgage Loans and (iii) the related Mortgage, Loan Agreement and other Mortgage File documents for each Mortgage Loan; the Pre-Funding Account; the Spread Account; the Capitalized Interest Account and the proceeds of each of the foregoing.

     This Transferor Certificate is limited in right of distribution to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement. The Transferor Certificateholder, by its acceptance of this Transferor Certificate, agrees that it shall look solely to the funds specified in the Pooling and Servicing Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Transferor Certificateholders for any amount distributable under this Transferor Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     No transfer of this Transferor Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. The Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Transferor that such transfer may be made pursuant to an exemption describing the applicable exemption and the basis therefor from which Act and laws is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, and the Trustee shall require the transferee to execute an investment letter executed by the proposed transferee in form and substance satisfactory to the Trustee certifying the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee. The Holder hereof desiring to effect such Transfer shall, and does hereby agree to, indemnify the Transferor and the Certificate Insurer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     As provided in the Pooling and Servicing Agreement, subject to certain limitations set forth therein, neither this Transferor Certificate nor any legal or beneficial interest herein may be, directly or indirectly, purchased, transferred, sold, pledged, assigned or otherwise disposed of, and any proposed transferee hereof shall not become the registered Holder hereof, without the satisfaction of the conditions set forth in Section 6.5 of the Pooling and Servicing Agreement.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Transferor Certificate for registration of transfer, the Trustee, the Servicer, the Transferor, the Certificate Registrar and any agent of the foregoing may treat the Person in whose name this Transferor Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Servicer, the Transferor, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Transferor Certificateholders, or provision therefor, in accordance with the Pooling and Servicing Agreement upon the later of (A) the earlier of (i) payment in full of all amounts owing to the Certificate Insurer and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust and (B) the earliest of (i) the retransfer, under the conditions specified in Section 10.1(b) of the Pooling and Servicing Agreement, to the Transferor of the Investor Certificateholders' interest in each Mortgage Loan and all property acquired in respect of any Mortgage Loan remaining in the Trust for an amount equal to the sum of (A) the Investor Certificate Principal Balance, (B) accrued and unpaid Investor Certificate Interest through the day preceding the final Distribution Date plus any Basis

Risk Payment then due, and (C) any Unpaid Investor Certificate Interest Shortfall, (ii) the day following the Distribution Date on which the distribution made to Investor Certificateholders has reduced the Investor Certificate Principal Balance to zero, (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including without limitation the disposition of the Mortgage Loans pursuant to Section 11.2 of the Pooling and Servicing Agreement) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, (iv) the Stated Maturity Date; provided, however, notwithstanding anything in the
                      --------  -------
Pooling and Servicing Agreement to the contrary the Trust shall terminate on September 30, 2030.

     IN WITNESS WHEREOF, the Trustee has caused this Transferor Certificate to be duly executed under its corporate seal.

                                       U.S. BANK NATIONAL ASSOCIATION, not in
                                       its individual capacity but solely as
                                       Trustee
Dated:

[SEAL]                                 By:
                                           -----------------------------------
                                           Authorized Officer
Authenticated:

By:
   ------------------------------
Authorized Officer of U.S. Bank
National Association, not in its
individual capacity but solely as
Trustee

                                                                       EXHIBIT C
                                                                       ---------

                      FORM OF CERTIFICATE INSURANCE POLICY

                                                                       EXHIBIT D
                                                                       ---------



                                   [RESERVED]

                                                                       EXHIBIT E
                                                                       ---------

          FORM OF DOCUMENT CUSTODIAN CERTIFICATE AS TO MORTGAGE FILES
                CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1
                -----------------------------------------------

     The undersigned, a duly authorized representative of Norwest Bank Minnesota, National Association, as Document Custodian (the "Document Custodian") as agent of U.S. Bank National Association, as Custodial Agent pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), does hereby certify as follows:

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain subsections are references to the respective subsections of the Pooling and Servicing Agreement.

     B. This Certificate is being delivered pursuant to the first paragraph of subsection 2.2(b).

     C.  The undersigned is a Responsible Officer.

     D. This Certificate is being delivered by the date specified in the first paragraph of subsection 2.2(b).

     E. Pursuant to and in accordance with the limitations set forth in the third paragraph of subsection 2.2(b), the Document Custodian has reviewed the Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full and, to the extent permitted by the Pooling and Servicing Agreement, any Common Mortgage Loan) and has determined that, except as indicated on the Schedule hereto, all documents or instruments required to be delivered to it pursuant to the first paragraph of subsection 2.1(b) (or if the first sentence of the second paragraph of subsection 2.1(b) is applicable, pursuant to such first sentence) with respect to such Mortgage Loan are in its possession.

     IN WITNESS WHEREOF, the Document Custodian has caused this Certificate to be duly executed this ____ day of ___________________, 19__.


                                  Norwest Bank Minnesota, National Association,
                                    as Document Custodian

                                  By:
                                     ---------------------------------------
                                     Authorized Signatory

                                   SCHEDULE
                                   --------

     [List here with respect to each applicable Mortgage Loan, the Mortgage Loan identification number and each document or installment (or portion thereof) that
(i) does not bear manual signatures, (ii) is missing from the related Mortgage File or (iii) is unrelated to the applicable Mortgage Loan].

                                                                       EXHIBIT F
                                                                       ---------

            FORM OF DOCUMENT CUSTODIAN CERTIFICATE AS TO MORTGAGE
                                  ASSIGNMENTS
                CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1

     The undersigned, a duly authorized representative of Norwest Bank Minnesota, National Association, as Document Custodian (the "Document Custodian") as agent of U.S. Bank National Association, as Custodial Agent pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association , as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), does hereby certify as follows:

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. Reference herein to certain subsections are references to the respective subsections of the Pooling and Servicing Agreement.

     B.  This Certificate is being delivered pursuant to subsection 2.2(b).

     C.  The undersigned is a Responsible Officer.

     D. This Certificate is being delivered by the date specified in the second paragraph of subsection 2.2(b).

     E.  This Certificate is being delivered for the month of 199__.

     F. Pursuant to and in accordance with the limitations set forth in the third paragraph of subsection 2.2(b), the Document Custodian has reviewed the recorded assignments of Mortgage delivered to it for the period specified above and has determined that, except as indicated on the Schedule hereto, evidence of the recording of the Custodial Agent's interest appears on each such assignment.

     IN WITNESS WHEREOF, the Document Custodian has caused this Certificate to be duly executed this ____ day of ___________________, 19__.


                                  Norwest Bank Minnesota, National Association,
                                    as Document Custodian


                                  By:
                                     -----------------------------------------
                                     Authorized Signatory

                                   SCHEDULE
                                   --------

     [List here with respect to each applicable Mortgage Loan, any defects relating to the recording of the assignment of the related Mortgage]

                                                                       EXHIBIT G
                                                                       ---------

PREPARED BY AND
AFTER RECORDING,
PLEASE RETURN TO

-------------------

-------------------

-------------------

-------------------

              FORM OF ASSIGNMENT OF MORTGAGES AND DEEDS OF TRUST

     KNOW ALL MEN BY THESE PRESENTS:

     THAT FOR VALUE RECEIVED, U.S. BANK NATIONAL ASSOCIATION (the "Assignor"), a
                              ------------------------------
national banking association , located at 180 East Fifth Street, St. Paul, Minnesota 55101 Attn: Structured Finance/Capitol HEL 7-1, as Custodial Agent under that certain Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement"), between the Assignor, as Trustee and Custodial Agent and Chevy Chase Bank, F.S.B., as Transferor and Servicer, does hereby assign, transfer and set over unto CHEVY CHASE BANK, F.S.B. (formerly known as CHEVY
                           ----------------                            -----
CHASE SAVINGS BANK, F.S.B. and as CHEVY CHASE SAVINGS AND LOAN, INC.), a Federal
--------------------------        ----------------------------------
Savings Bank, located at 8401 Connecticut Avenue, Chevy Chase, Maryland 20815 (the "Assignee"), all of the Assignor's right, title and interest in and to those certain [Mortgages] [Deeds of Trust] encumbering properties in the County of _______________, State of ______________, executed by and recorded all as more particularly described on Exhibit "A" attached hereto and made a part
                               ------------
hereof, and encumbering the properties more specifically described in said [Mortgages] [Deeds of Trust]; together with the related Loan Agreement and any
                              -------------
other documents, instruments or agreements executed and delivered with respect to the loan secured by each [Mortgages] [Deed of Trust].

     IN WITNESS WHEREOF, U.S. BANK NATIONAL ASSOCIATION has caused this Assignment to be signed in its name and on its behalf as of ________________ ___, 19__.

                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:
                                     ------------------------------

                                  Name:
                                       ----------------------------

                                  Title:
                                        ---------------------------


STATE OF _____________  )
                        ) ss:
COUNTY OF ___________   )

     On _______________ __, 199_, before me, the undersigned, a Notary Public in and for said County and State, personally appeared _________ ________ known to me to be the person who executed the foregoing instrument as the ___________ of the Assignor and acknowledged to me that the Assignor executed the foregoing instrument pursuant to its by-laws or a resolution of its board of directors.

     WITNESS my hand and official seal.

                                            -----------------------------------
                                            NOTARY PUBLIC
                                                                          [SEAL]

My commission expires:
                       ----------------

                                   EXHIBIT A

                      [Insert Mortgage Loan information]

                                                                       EXHIBIT H
                                                                       ---------

                      FORM OF SERVICER CERTIFICATE AS TO
                           PAYMENT OF TRUST BALANCE

                CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1

     The undersigned, a duly authorized representative of [INSERT NAME OF SERVICER UNDER THE POOLING AND SERVICING AGREEMENT] (the "Servicer"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), does hereby certify as follows:

     A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

     B.   This Certificate is being delivered pursuant to Section 3.7.

     C.   The Servicer is the Servicer under the Pooling and Servicing
Agreement.

     D.   The undersigned is a Servicing Officer.

     E. Pursuant to Section 3.7, the Servicer hereby certifies to the Trustee that (i) the Trust Balance of each Mortgage Loan identified on the Schedule attached hereto has been paid in full [all Net Trust Liquidation Proceeds with respect to each Mortgage Loan identified on the Schedule attached hereto have been distributed] in accordance with the Pooling and Servicing Agreement and
(ii) all amounts received in connection with such payment [distribution] which are required to be deposited into the Certificate Account pursuant to subsection 3.2(c) have been so deposited.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this ___ day of __________________, 19___.

                                       [INSERT NAME OF SERVICER]
                                           as Servicer

                                       By:
                                          -----------------------------------
                                           Authorized Signatory

                                   SCHEDULE
                                   --------

[List here each Mortgage Loan which has been paid as set forth in the accompanying Certificate]

                                                                       EXHIBIT I
                                                                       ---------

                        FORM OF TRUST RECEIPT FOR RELEASE
                          OF MORTGAGE FILES TO SERVICER


                 CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1
                 -----------------------------------------------


         The undersigned, a duly authorized representative of [INSERT NAME OF SERVICER UNDER THE POOLING AND SERVICING AGREEMENT] (the "Servicer"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), does hereby certify as follows:


         A. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.


         B.   This Certificate is being delivered pursuant to Section 3.7.


         C. The Servicer is the Servicer under the Pooling and Servicing Agreement.


         D.   The undersigned is a Servicing Officer.


         E. Pursuant to Section 3.7, the Servicer hereby requests release to it of the Mortgage File held by the Custodial Agent with respect to the following described Mortgage Loan for the reason indicated below.


Mortgage Loan No.:
------------------


Reason for Requesting Mortgage File:
------------------------------------


____________   1    Foreclosure Proceedings with respect to the Mortgage
                    Loan are being initiated.

____________   2    Other [Insert description of other servicing requirement].


         The Servicer represents that release to it of such Mortgage File is required for the reason herein set forth and acknowledges that the above-referenced Mortgage File will be held by the Servicer in accordance with the provisions of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Servicer has caused this Certificate to be duly executed this ___ day of __________________, 19__.


                                                 [INSERT NAME OF SERVICER]
                                                     as Servicer

                                                 By:
                                                    ---------------------------
                                                    Authorized Signatory

                                                                       EXHIBIT J
                                                                       ---------


                          FORM OF SERVICING CERTIFICATE

                 CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1
                 -----------------------------------------------

         Under Section 4.1 of the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), [INSERT NAME OF SERVICER UNDER THE POOLING AND SERVICING AGREEMENT], as the Servicer, is required to prepare certain information each month regarding current receipts and distributions on the Certificates and the performance of the Capitol Revolving Home Equity Loan Trust 1997-1 (the "Trust") during the related Collection Period. The information which is required to be prepared with respect to the distribution to Holders (the "Certificateholders") of the Certificates, on _________________, 19__ (the "Distribution Date") and the performance of the Trust during the month of _________________, 19__ (the "Collection Period") is set forth under "D" below.

         A. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement referred to above. References herein to certain subsections are references to the respective subsections of the Pooling and Servicing Agreement.

         B. The Servicer is the Servicer under the Pooling and Servicing Agreement.

         C. The undersigned is a Servicing Officer.

         D.       1        The aggregate amount of collections
                           received on the Mortgage Loans on or
                           prior to the Determination Date in respect
                           of such Collection Period..............................................$______________

                  2        the aggregate amount of (a) Trust
                           Interest and (b) Principal Collections
                           for such Collection Period.............................................$______________

                  3        the Investor Certificateholder's Floating
                           Allocation Percentage and the Investor
                           Fixed Allocation Percentage as of the
                           last day of such Collection Period ....................................$______________

                  4        the Investor Interest Collections for
                           such Collection Period.................................................$______________

                  5        the Investor Principal Collections for such
                           Collection Period .....................................................$______________


                  6        the aggregate amount of (a) Trust Interest ............................$______________

                           and (b) Principal Collections paid to the Transferor
                           Certificateholder for such Collection Period...........................$______________

                  7        Investor Certificate Interest and the Investor
                           Certificate Rate for the related Accrual Period........................$______________

                  8        the amount, if any, of such Investor Certificate
                           Interest that is not payable on account of
                           insufficient Investor Interest Collections, funds on
                           deposit in the Spread Account and amounts under the
                           Certificate Insurance Policy ..........................................$______________

                  9        the portion of the Unpaid Investor Certificate
                           Interest Shortfall to be distributed on such
                           Distribution Date......................................................$______________

                  10       Interest on 9 above at the Certificate Rate
                           to be distributed on the Distribution Date.............................$______________

                  11       the Unpaid Investor Certificate Interest Shortfall,
                           if any, to remain after the
                           distribution on such Distribution Date.................................$______________

                  12       the Scheduled Principal Collections
                           Distribution Amount, separately stating the
                           components thereof.....................................................$______________

                  13       the sum of (x) the aggregate Reassignment
                           Deposit Amount for any Mortgage Loans which
                           are required to be removed on the
                           Business Day immediately preceding
                           such Distribution Date pursuant to Section
                           2.2(c), 2.4(b) or 3.1 and (y) any Substitution
                           Adjustment Amounts required to be deposited
                           into the Certificate Account on the Business
                           Day immediately preceding such Distribution
                           Date pursuant to Section 2.2(c), 2.4(b) or 3.1.........................$______________

                  14       the aggregate amount, if any, of Investor Loss
                           Reduction Amounts for previous Distribution Dates
                           that have not been previously reimbursed to Investor
                           Certificateholders pursuant to Section 5.1(a)(vi)......................$______________

                  15       the aggregate Trust Balance of the Mortgage Loans, as
                           of the end of the preceding Collection Period and the
                           end of the second preceding Collection Period..........................$______________

                  16       a.  the Pool Balance as of the end of the preceding
                               Collection Period..................................................$______________

                           b.  the Pool Balance as of the end of the second
                               preceding Collection Period........................................$______________

                  17       the Invested Amount as of the end of the
                           Collection Period......................................................$______________

                  18       a.  the Investor Certificate Principal Balance prior to
                           giving effect to the distribution on such
                           Distribution Date......................................................$______________

                           b.  the Investor Certificate Principal Balance after
                           giving effect to the distribution on such
                           Distribution Date......................................................$______________

                  19       the Transferor Principal Balance.......................................$______________

                  20       the aggregate amount of Additional Balances
                           created during the Collection Period ..................................$______________

                  21       the aggregate of the Trust Balances as of the end of
                           the related Collection Period of all Mortgage Loans
                           which became Liquidated Mortgage Loans
                           for such Distribution Date ............................................$______________

                  22       whether a Rapid Amortization Event has occurred since
                           the prior Determination Date, specifying each such
                           Rapid Amortization Event if one has occurred............................______________

                  23       whether an Event of Default has occurred since the
                           prior Determination Date, specifying
                           each such Event of Default if one has occurred..........................______________

                  24       the amount to be distributed to the Certificate
                           Insurer pursuant to Section 5.1(a) (iv)................................$______________

                  25       the amount to be distributed to the Spread
                           Account pursuant to Section 5.1(a)(viii)...............................$______________

                  26       the Certificate Insurance Draw Amount, if any,
                           for such Distribution Date ............................................$______________

                  27       the amount to be distributed to the Transferor Certificateholder pursuant to Section 5.1(a)(xi).........................................$______________

                  28       the Pre-Funded Amount as of such Distribution Date.....................$______________

                  29       the amount of Pre-Funding Earnings, if any, to be
                           deposited in the Certificate Account for
                           such Distribution Date.................................................$______________

                  30       the amount of funds on deposit in the Spread Account
                           and the applicable Spread Account Maximum..............................$______________


                  31       the aggregate of the Trust Balances of the Subsequent
                           Mortgage Loans purchased during such Collection
                           Period.................................................................$______________

                  32       the amount on deposit in the Capitalized
                           Interest Account as of such Distribution Date..........................$______________

                  33       the Capitalized Interest Requirement to be
                           deposited in the Certificate Account for such
                           Distribution Date......................................................$______________

                  34       the amount of any Basis Risk Payment then due..........................$______________

         E. [To be completed if the Transferor is the Servicer]. The Servicer hereby certifies as follows [check applicable item]:

         1. To the best of Servicer's knowledge, following consultation with counsel, no filing of a financing statement under the Uniform Commercial Code was required to be made since _____________, 19___ [the date of the most recent previous Servicing Certificate] to continue (i) the perfection of the Custodial Agent's interest in the Trust Fund as required pursuant to the last sentence of the fourth paragraph of subsection 2.1(a).

         2. The Servicer has caused the financing statement(s) attached hereto to be filed under the Uniform Commercial Code since _____________, 19___ [the date of the most recent previous Servicing Certificate] for the following reason(s): [insert description].

         IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this _____ day of ________________, 19___.

                                                   [INSERT NAME OF SERVICER]
                                                       as Servicer

                                                   By:
                                                      -------------------------
                                                       Authorized Signatory

                                                                       EXHIBIT K
                                                                       ---------


             FORM OF MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

                 CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1997-1
                 -----------------------------------------------

         Under subsection 5.3 of the Pooling and Servicing Agreement dated as of November 1, 1997 by and between Chevy Chase Bank, F.S.B., a federally chartered savings bank, as Transferor and Servicer, and U.S. Bank National Association, as Trustee and Custodial Agent (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement"), [INSERT NAME OF SERVICER UNDER THE POOLING AND SERVICING AGREEMENT], as the Servicer, is required to prepare certain information each month regarding current distributions on the Certificates and the performance of the Capitol Revolving Home Equity Loan Trust 1997-1 (the "Trust") during the related Collection Period. The information that is required to be prepared with respect to the distribution to Holders (the "Certificateholders") of the Certificates on ___________, 19__ (the "Distribution Date") and the performance of the Trust during the month of ___________, 19__ (the "Collection Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, as the case may be. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Pooling and Servicing Agreement.

         Information Regarding the Current Monthly Distribution to Certificateholders

         A.   (Per $1,000 Original Principal Amount of a Certificate).

                    1      the Investor Certificateholder's Floating
                           Allocation Percentage for the last day
                           of the preceding Collection Period ...............___________________%

                    2      the Investor Certificate distribution amount..........................$______________

                    3      the amount of Investor Certificate Interest
                           included in such distribution, the related Investor
                           Certificate Rate and the portion thereof attributable
                           to collections in respect of the Mortgage Loans........................$_____________

                    4      the amount, if any, of any Unpaid Investor
                           Certificate Interest Shortfall included in
                           such distribution (and the amount of interest thereon).................$_____________

                    5      the amount, if any, of the remaining Unpaid
                           Investor Certificate Interest Shortfall after
                           giving effect to such distribution.....................................$_____________


                    6      the amount, if any, of principal included in
                           such distribution, separately stating the components
                           thereof (including the portion thereof attributable
                           to collections in respect of the Mortgage Loans) ......................$______________

                    7      the amount, if any, of the reimbursement
                           of previous Investor Loss Reduction
                           Amounts included in such distribution .................................$______________

                    8      the amount, if any, of the aggregate
                           unreimbursed Investor Loss Reduction
                           Amounts after giving effect to such distribution.......................$______________

                    9      the Servicing Fee for such Distribution Date...........................$______________

                   10      after giving effect to such distribution

                           a.  the Invested Amount ...............................................$______________

                           b.  the Investor Certificate Principal Balance.........................$______________

                   11      after giving effect to such distribution

                           a.  the Spread Account Amount, if any..................................$______________

                           b.  the amount, if any, transferred from the Spread Account............$______________


                   12      a.  the Pool Balance as of the end of the
                               preceding Collection Period

                           b. the number and aggregate of the Trust Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, at the close of business on the last day of the related Collection Period

                                                   Number/1/         Aggregate Balance

                          30-59 days            ______________        $_______________
                          60-89 days            ______________        $_______________
                          90 or more days       ______________        $_______________

/1/ [___ Mortgage Loans should be disregarded due to double counting as a result of the existence of 90-1 Mortgage Loans and 92-1 Mortgage Loans within the Mortgage Loan Pool.]

     Suggested footnote to be added in the event of the addition of 90-1 Mortgage Loans and 92-1 Mortgage Loans.

                   13      the Certificate Insurance Draw Amount, if any..........................$______________

                   14      the aggregate Liquidation Loss Amount for all
                           Mortgage Loans that became Liquidated Mortgage
                           Loans in the preceding Collection Period...............................$______________

                   15      the Trust Balance of any Mortgage Loan,
                           the related Mortgaged Property of which
                           is acquired by the Trust through foreclosure...........................$______________

                   16      the Pre-Funded Amount..................................................$______________

                   17      the aggregate Cut-Off Date Trust Balances of the
                           Subsequent Mortgage Loans purchased
                           during the preceding Collection Period.................................$______________

                   18      the amount on deposit in the Capitalized Interest Account..............$______________

                   19      the amount of any Basis Risk Payment included in such distribution.....$__________

                IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this _________ day of _______________, 19___.

                                                  [INSERT NAME OF SERVICER]
                                                       as Servicer

                                                  By:
                                                      --------------------------
                                                       Authorized Signatory

                                                                       EXHIBIT L
                                                                       ---------


                          FORM OF DEPOSITORY AGREEMENT

                                      L-13